                                                                  Exhibit 10.3


CONFIDENTIAL TREATMENT REQUESTED, CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION

IBM BUSINESS PARTNER AGREEMENT                                       [IBM LOGO]
DISTRIBUTOR ATTACHMENT

--------------------------------------------------------------------------------

These terms prevail over and are in addition to or modify the Remarketer Terms Attachment.

1.  MARKETING APPROVAL

    You are approved to market Products and Services to Remarketers (but not to IBM approved Distributors unless we specify otherwise in your Profile) and to End Users. Your Profile will specify to whom you may market Products and Services.

2.  YOUR RESPONSIBILITIES TO IBM

    You agree:

    1. to develop a mutually acceptable business plan with us, if we require one. Such plan will document each of our marketing plans as they apply to our relationship. We will review the plan, at a minimum, once a year;

    2. that, unless precluded by applicable law, one of the requirements for you to retain this relationship is that you achieve the minimum annual attainment we specify in your Profile:

    3. to order Products and Services as we specify in the operations guide;

    4. to maintain trained personnel, as we specify in your Profile or Exhibit, as applicable;

    5. to provide us, on our request, relevant financial information about your business so we may, for example, use this information in our consideration to extend credit terms to you. We may require an annual audited financial report;

    6. unless we specify otherwise in the Exhibit, to maintain the capability to demonstrate the Products we approve you to market;

    7. to maintain sufficient inventory of Products to meet Remarketer demands. We may specify in your Exhibit certain Products we require you to have regularly available;

    8. to secure from your Remarketers a signed Program license agreement for Programs requiring signature; and

    9. to ensure that the terms in any agreement you may have with Remarketers are not in conflict with this Agreement.

    If, during our review of your Remarketer's compliance with its Business Partner Agreement with us, we find the Remarketer has materially breached the terms of the Agreement, you agree to refund the amount equal to the discount (or fee, if applicable) we gave you for the Products that are the subject of the breach, if we require you to do so.

3.  YOUR RESPONSIBILITIES TO REMARKETERS

    You agree to:

    1. provide Products and Services to them on an equitable basis;

    2. provide development, demonstration, evaluation and internal use Products (we specify eligible Products in the Exhibit) to those Remarketers who are eligible to acquire such Products. You must make such Products available to each of them on the same terms, regarding the maximum quantity of Products that may be acquired and the minimum retention period, as we make available to you;

    3. fulfill all their valid orders for eligible Products and Services;

    4. give written notification to the Remarketer of any modification you make to a Product and the name of the warranty service provider, and advise that such modification may void the warranty for the Product;

    5. provide the Program license agreement to them, if applicable, and require them to provide the agreement to the End User, and

    6. provide the following Items to Remarketers when we have given such items to you for distribution to them:

       a. promotional offerings and material;

       b. incentives;

       c. marketing funds;

       d. support documentation; and

       e. advertising material.

       You agree to distribute them proportionally and according to the procedures we specify, and to require the Remarketer to properly implement or distribute them, as applicable.

    Except for personal computer Products, you also agree to:

    1. inform them that you are available to provide Product and Services support to them;

    2. provide pre- and post-installation sales support to them. You agree you are responsible for their satisfaction with such support;

    3. provide configuration support to them, for Products we specify;

    4. assist them in Product problem determination and resolution; and

    5. advise them of the terms regarding the date of installation for Products IBM installs.

4.  YOUR REMARKETERS' RESPONSIBILITIES

    When you market Products and Services to Remarketers who do not have a contractual relationship with IBM for such Products and Services, you agree to inform them of their responsibility to:

    1. provide the support necessary to maintain customer satisfaction;

    2. provide Program Services to their End Users;

    3. provide Product configuration support to their End Users;

    4. assist their End Users to achieve productive use of the Products and Services they marketed;

    5.  inform their End Users of Product installation requirements;

    6.  comply with all terms regarding Program upgrades;

    7. refund the amount paid for a Product returned if such return is provided for in its warranty or license or a money-back guarantee we offer End Users. The Remarketer may return the Product to you for credit, as we specify in the operations guide

    8. for a Program requiring the End User's signature on the Program license agreement, obtain the signature before providing the Program to the End User and return the agreement as we specify;

    9.  provide warranty information to their End Users, when applicable;

    10. comply with all export laws and regulations including those of the United States, the Governing Law section of this Agreement and any laws and regulations of the country in which the Product is imported or exported, and advise their End User that IBM's warranty responsibilities do not apply (unless the warranty terms state otherwise);

    11. provide a dated sales receipt or its equivalent (such as an invoice) to their End User;

    12. give their End Users written notice of any modification you or the Remarketer made to a Product and the name of the warranty service provider and advise that such modification may void the warranty for the Product;

    13. inform their End Users that the sales receipt (or other documentation, such as Proof of Entitlement if it is required) will be necessary for proof of warranty entitlement or for Program upgrades;

    14. inform their End Users of educational offerings, as applicable;

    15. advise their End Users of the terms regarding a Machine's production status;

    16. assist you in locating Products if we require such assistance from you; and

    17. retain records of each sales transaction for three years.

IBM BUSINESS PARTNER AGREEMENT
REMARKETER TERMS ATTACHMENT

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Section    Title                                                         Page
  1.       Our Relationship............................................     2

  2.       Ordering and Delivery.......................................     3

  3.       Inventory Adjustments.......................................     3

  4.       Price, Invoicing, Payment and Taxes.........................     4

  5.       Licensed Internal Code......................................     5

  6.       Programs....................................................     6

  7.       Export......................................................     6

  8.       Title.......................................................     7

  9.       Risk of Loss................................................     7

  10.      Installation and Warranty...................................     7

  11.      Warranty Service............................................     8

  12.      Marketing of Services for a Fee.............................     8

  13.      Marketing of Financing......................................     9

  14.      Engineering Changes.........................................     9

  15.      Ending the Agreement........................................     9

IBM BUSINESS PARTNER AGREEMENT
REMARKETER TERMS ATTACHMENT

--------------------------------------------------------------------------------

1.  OUR RELATIONSHIP

    As our IBM Business Partner, you market to your Customers the Products and Services (including shrink-wrap Services) we provide to you. These terms apply to a Business Partner whose method of distribution is under our remarketer terms, and includes Distributors, Resellers, Solution Providers, and Systems Integrators.

    RESPONSIBILITIES

    Each of us agrees:

    1. we offer a money-back guarantee to End Users for certain Products. You agree to inform the End User of the terms of this guarantee before the applicable sale. For any such Product, you agree to 1) accept its return in the time frame we specify, 2) refund the full amount paid to you for it, and 3) dispose of it (including all its components) as we specify.
       We will pay a transportation charge for return of the Product to us and will give you an appropriate credit.

    2. each of us is free to set its own prices and terms: and

    3. neither of us will discuss its Customer prices and terms in the presence of the other.

    Other Responsibilities

    You agree:

    1. to refund the amount paid for a Product or Service returned to you if such return is provided for in its warranty or license. You may return the Product to us for credit at our expense, as we specify in the operations guide;

    2. to provide us with sufficient, free and safe access to your facilities, at a mutually convenient time, for us to fulfill our obligations;

    3. to retain records, as we specify in the operations guide, of each Product and Service transaction (for example, a sale or credit) for three years;

    4. to provide us with marketing, sales, installation reporting and inventory information for our Products and Services, as we specify in the operations guide;

    5. that, when you are approved to market to Remarketers, to market Products and Services which require certification, only to Remarketers who are certified to market them;

    6. to comply with all terms regarding Program upgrades;

    7. to provide a dated sales receipt (or its equivalent, such as an invoice) as we specify in the operations guide, to your Customers, before or upon delivery of Products and Services; and

    8. to report to us any suspected Product defects or safety problems, and to assist us in tracing and locating Products.

2.  ORDERING AND DELIVERY

    You may order Products and Services from us as we specify in the operations guide. You agree to order them in sufficient time to count toward your minimum annual attainment, if applicable.

    We will agree to a location to which we will ship. We may establish criteria for you to maintain at such location (for example, certain physical characteristics, such as a loading dock), as we specify in the operations guide.

    Upon becoming aware of any discrepancy between our shipping manifest and the Products and Services received from us, you agree to notify us immediately. We will work with you to reconcile any differences.

    Although we do not warrant delivery dates, we will use reasonable efforts to meet your requested delivery dates.

    We select the method of transportation and pay associated charges for Products and Services we ship,

    We may not be able to honor your request for modification or cancellation of an order. We may apply a cancellation charge for orders you cancel within 10 business days before the order is scheduled to be shipped. The Exhibit will specify if a cancellation charge applies and where we will specify the charge.

    If we are unable to stop shipment of an order you cancel, and you return such Product to us after shipment, our inventory adjustment terms apply.

3.  INVENTORY ADJUSTMENTS

    We will specify in your Exhibit the Products and Services to which this section applies.

    Products and Services you return to us for credit must have been acquired directly from us. You must request and receive approval from us to return the Products and Services.

    Products and Services must be received by us within one month of our approving their return, unless we specify otherwise to you in writing. We will issue a credit to you when we accept the returned Products and Services.

    Certain Products may be acquired only as Machines and Programs packaged together as a solution. These Products must be returned with all their components intact.

    For certain Products and Services you return, a handling charge applies. We will specify the handling charge percentage in the Exhibit. We determine your total handling charge by multiplying the inventory adjustment credit amount for the Products and Services by the handling charge percent.

    You agree to pay transportation and associated charges for Products and Services you return.

    Unless we specify otherwise, returned Products and Services must be in their unopened and undamaged packages.

    You agree to ensure the returned Products and Services are free of any legal obligations or restrictions that prevent their return. We accept them only from locations within the country to which we ship Products and Services.

    We will reject any returned Products and Services that do not comply with these terms.

4.  PRICE, INVOICING, PAYMENT AND TAXES

    PRICE AND DISCOUNT

    The price, and discount if we specify one, for each Product and Service will be made available to you in a communication which we provide to you in published form or through our electronic information systems or a combination of both. Unless we specify otherwise, discounts do not apply to Program upgrades, accessories, or field-installed Machine features, conversions, or upgrades.

    The price for each Product and Service is the lower of the price in effect on the date we receive your order, or the date we ship a product or "shrink-wrap" Service, or the start date of a Service, if it is within six months of the date we receive your order.

    PRICE AND DISCOUNT CHANGES

    We may change prices and increase discounts at any time. We may decrease discounts on one month's written notice.

    Price increases for Products and Services included in a project do not apply to you for up to two years from the start date of a project (we will protect the price that was in effect at the time we received the first order for the project) if you documented the project to us and we approved and accepted such documentation. We will specify additional details, if any, to you in writing.

    We will specify in your Exhibit if the following credit terms do not apply to Products and Services we approve you to market.

    If we decrease the price or increase the discount for a Product or Service, you will be eligible to receive a price decrease credit or a discount increase credit for those you acquired directly from us that are in your inventory, or in transit, or if the Product's date of installation or Service start date not occurred. However, Products acquired from us under special offering (for example, a promotional price or a special incentive) may not be eligible for a full credit. You must certify your inventory to us in writing within one month of the effective date of the change. The credit is the difference between the price you paid, after any adjustments, and the new price.

    The following terms apply to Programs licensed on a recurring-charge basis:

    We may increase a recurring charge for a Program by giving you three months' written notice. An increase applies on the first day of the invoice or charging period on or after the effective date we specify in the notice.

    INVOICING, PAYMENT AND TAXES

    Amounts are due upon receipt of invoice and payable as specified in a transaction document. You agree to pay accordingly, including any late payment fee. Details of any late payment fee will be provided upon request at the time of order and will be included in the notice.

    You may use a credit only after we issue it.

    If any authority requires us to include in our invoice to you a duty, tax, levy, or fee which they impose, excluding those based on our net income, upon any transaction under this Agreement, then you agree to pay that amount.

    RESELLER TAX EXEMPTION

    You agree to provide us with your valid reseller exemption documentation for each applicable taxing jurisdiction to which we ship Products. If we do not receive such documentation, we will charge you applicable taxes and duties. You agree to notify us promptly if this documentation is rescinded or modified. You are liable for any claims or assessments that result from any taxing jurisdiction refusing to recognize your exemption.

    PURCHASE MONEY SECURITY INTEREST

    You grant us a purchase money security interest in your proceeds from the sale of, and your accounts receivable for, a Product, until we receive the amounts due. You agree to sign an appropriate document (for example, a "UCC-1") to permit us to perfect our purchase money security interest.

    FAILURE TO PAY ANY AMOUNTS DUE

    If you fail to pay any amounts due in the required period of time, you agree that we may do one or more of the following, unless precluded by law:

    1. impose a finance charge, as we specify to you in writing, up to the maximum permitted by law, on the portion which was not paid during the required period;

    2. require payment on or before delivery of Products and Services;

    3. repossess any Products and Services for which you have not paid. If we do so, you agree to pay all expenses associated with repossession and collection, including reasonable attorneys' fees. You agree to make the Products and Services available to us at a site that is mutually convenient;

    4. not accept your order until any amounts due are paid;

    5. terminate this Agreement; or

    6. pursue any other remedy available at law.

    We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against amounts due us or any of our Related Companies.

    In addition, if your account with any of our Related Companies becomes delinquent, we may invoke any of these options when allowable by applicable law.

5.  LICENSED INTERNAL CODE

    We will identify each Specific Machine in the Exhibit. We grant the rightful possessor of a Specific Machine a license to use the Code (or any replacement we provide) on, or in conjunction with, only the Specific Machine, designated by serial number, for which the Code is provided. We license the Code to only one rightful possessor at a time. You agree that you are bound by the terms of the separate license agreement that we will provide to you.

    YOUR RESPONSIBILITIES

    You agree to inform your End User, and record on the sales receipt, that the Machine you provide is a Specific Machine using Licensed Internal Code. You agree to provide the applicable license agreement to your End User before the sale is finalized.

6.  PROGRAMS

    You agree to ensure the End User has signed the license agreement for a Program requiring a signature, as we specify in the Exhibit, before such Program is provided to the End User, and to provide any required documentation to us. All other Programs are licensed under the terms of the agreement provided with them. You agree, where applicable, to provide the Program license to the End User before such Program is provided to the End User.

    We will designate in the Exhibit if 1) we will ship the media and documentation to you or, if you request and we agree, to the End User, 2) you may copy and redistribute the media and documentation to the End User, or 3) you must copy and redistribute the media and documentation to the End User. If we ship the media and documentation, we may charge you. We will specify such charge to you in writing. If you copy and redistribute, you must be licensed to use the Program from which you make the copies. A Program license you acquired for use under the Demonstration, Development and Evaluation Products terms fulfill this requirement.

    Programs licensed to you on a recurring-charge basis are licensed for the period indicated in our invoice. You may market such Programs only on the same basis as licensed to you. You may not charge an End User a one-time charge for a Program you license from us on a recurring-charge basis. However, you may charge the End User whatever amount you wish for the recurring-charge.

    PROGRAM SERVICES

    Program Services are described in the Program's license agreement. You are responsible to provide your Customers, who are licensed for a Program, the Program Services we make available to you.

    If the End User agrees in writing, you may:

    1. delegate this responsibility to another IBM Business Partner who is approved to market the Product, or

    2. provide an enhanced version of this support through the applicable IBM Service you market to the End User.

    If you delegate your support responsibilities to another IBM Business Partner, you retain customer satisfaction responsibility. However, if you market our applicable Services to the End User, we assume customer satisfaction responsibility for such support.

7.  EXPORT

    You may actively market Products and Services only within the geographic scope specified in this Agreement. You may not market outside this scope, and you agree not to use anyone else to do so.

    If a Customer acquires a Product for export, our responsibilities, if any, under this Agreement no longer apply to that Product unless the Product's warranty or license terms state otherwise. You agree to use your best efforts to ensure that your Customer complies with all export laws and regulations, including those of the United States and the country specified in the Governing Law Section of this Agreement, and any laws and regulations of the country in which the Product is imported or exported. Before your sale of such Product, you agree to prepare a support plan for it and obtain your Customer's agreement to that plan. Within one month of sale, you agree to provide us with the Customer's name and address, Machine type/model and serial number, date of sale, and destination country.

    We exclude these Products from:

    1. any of your attainment toward your objectives; and

    2. qualification for applicable promotional offerings and marketing funds.

    We may also reduce future supply allocations to you by the number of exported Products.

8.  TITLE

    When you order a Machine, we transfer title to you when we ship the Machine.

    Any prior transfer to you of title to a Machine reverts back to IBM when it is accepted by us as a returned Machine.

    We do not transfer a Program's title.

9.  RISK OF LOSS

    We bear the risk of loss of, or damage to, a Product or Service until its initial delivery from us to you or, if you request and we agree, delivery from us to your Customer. Thereafter, you assume the risk.

10. INSTALLATION AND WARRANTY

    We will ensure that Machines we install are in good working order and conform to their specifications. We provide instructions to enable the set-up of Customer-Set-Up Machines. We are not responsible for the installation of Programs or non-IBM Machines. We do, however, preload Programs onto certain Machines. We provide a copy of our applicable warranty statement to you. You agree to provide it to the End User for review before the sale is finalized, unless we specify otherwise.

    We calculate the expiration date of an IBM Machine's warranty period from the Machine's Date of Installation. Warranty terms for Programs are described in the Programs' license terms.

    We provide non-IBM Products WITHOUT WARRANTIES OF ANY KIND, unless we specify otherwise. However, non-IBM manufacturers, suppliers, or publishers may provide their own warranties to you.

    For non-IBM Products we approve you to market, you agree to inform your Customer in writing 1) that the Products are non-IBM, 2) the manufacturer or supplier who is responsible for warranty (if any), and 3) of the procedure to obtain any warranty service.

    DATE OF INSTALLATION FOR A MACHINE WE ARE RESPONSIBLE TO INSTALL

    The Date of Installation for a Machine we are responsible to install is the business day after the day 4) we install it or, 5) it is made available for installation, if you (or the End User) defer Installation. Otherwise (for example, if others install or break its warranty seal), it is the day we deliver the Machine to you (or the End User). In such event, we reserve the right to inspect the Machine to ensure its qualification for warranty entitlement.

    THE DATE OF INSTALLATION FOR A CUSTOMER-SET-UP MACHINE

    The Date of Installation for a Customer-Set-Up Machine is the date the Machine is installed which you or your Remarketer, if applicable, record on the End User's sales receipt. You must also notify us of this date upon our request.

    INSTALLATION OF MACHINE FEATURES, CONVERSIONS, AND UPGRADES

    We sell features, conversions and upgrades for installation on Machines, and, in certain instances, only for installation on a designated, serial numbered Machine. Many of these transactions involve the removal of parts and their return to us. As applicable, you represent that you have the permission from the owner and any lien holders to 1) install features, conversions and upgrades and 2) transfer the ownership and possession of removed parts (which become our property) to us. You further represent that all removed parts are genuine, and unaltered, and in good working order. A part that replaces a removed part will assume the warranty and maintenance Service status of the replaced part. You agree to allow us to install the feature, conversion, or upgrade within 30 days of its delivery. Otherwise, we may terminate the transaction and you must return the feature, conversion, or upgrade to us at your expense.

11. WARRANTY SERVICE

    We will specify in the Exhibit whether you or we are responsible to provide Warranty Service for a Machine.

    When we are responsible for providing Warranty Service for Machines, you are not authorized to provide such Service, unless we specify otherwise in the Exhibit.

    When you are responsible for providing Warranty Service, you agree to do so according to the terms we specify in the Warranty Service Attachment.

12. MARKETING OF SERVICES FOR A FEE

    If you marketed a Product to an End User under this Agreement, or if you are approved in your Profile to market a Service, you may, as we specify in the Exhibit, 1) market Services, or 2) provide a qualified lead to us so that we may market Services, to the End User on any machine or program, and receive a fee from us. We provide Services to the End User under the terms of our applicable agreement, signed by the End User.

    You will receive a fee for a lead when it 1) is submitted on the form we provide to you, 2) is for an opportunity which is not known to us, and 3) results in the End User ordering the Service from us within six months from the date we received the lead from you.

    Alternatively, you will receive a fee for marketing when 1) you identify the opportunity and perform the marketing activities, 2) you provide us with the order and any required documents signed by the End User, and 3) if a standard Statement of Work is used, there are no changes, and no marketing assistance from us is required.

    You may market Services on eligible non-IBM Products regardless of whether you marketed a Machine or Program to the End User.

    We will not pay you the fee if the machine or program is already under the applicable Service or if there is agreement to place the Machine or Program under the applicable Service or if the Service was terminated by the End User within the last six months.

    If the Service is terminated within three months of the date payment from the End User was due us, you agree to reimburse us for any payments we made to you associated with it. The reimbursement may be prorated if the Service is on a recurring charge basis.

    We periodically reconcile amounts we paid you to amounts you actually earned. We may deduct amounts due us from future payments we make to you, or ask you to pay amounts due us. Each of us agrees to promptly pay the other any amounts due.

13. MARKETING OF FINANCING

    If we approve you on your Profile, you may market our Financing Services for Products and Services and any associated products and services you market to the End User. If you market our Financing Services, we will pay you a fee as we specify to you in your Exhibit.

    We provide Financing Services to the End User under the terms of our applicable agreements signed by the End User. You agree that, for the items that will be financed 1) you will promptly provide us any required documents including invoices, with serial numbers, if applicable, 2) the supplier will transfer clear title to us, and 3) you will not transfer to us any obligations under your agreements with the End User.

    We will pay you or the supplier when the End User has initiated financing and acknowledged acceptance of the items being financed.

14. ENGINEERING CHANGES

    You agree to allow us to install mandatory engineering changes (such as those required for safety) on all Machines in your inventory, and to use your best efforts to enable us to install such engineering changes on your Customers' Machines. Mandatory engineering changes are installed at our expense and any removed parts become our property.

    During the warranty period, we manage and install engineering changes at:

    1. your or your Customer's location for Machines for which we provide Warranty Service; and

    2. your location for other Machines.

    Alternatively, we may provide you with the parts (at no charge) and instructions to do the installation yourself. We will reimburse you for your labor as we specify.

15. ENDING THE AGREEMENT

    Either of us may terminate this Agreement, with or without cause, on three months' written notice. If, under applicable law, a longer period is mandatory, then the notice period is the minimum notice period allowable.

    If we terminate for cause (such as you not meeting your minimum annual attainment), we may, at our discretion, allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice.

    However, if either party breaches a material term of the Agreement, the other party may terminate the Agreement on written notice. Examples of such breach by you are: if you do not maintain customer satisfaction; if you do not comply with the terms of a transaction document; if you repudiate this
    Agreement: or if you make any material misrepresentations to us. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so.

    At the end of this Agreement, you agree to:

    1. pay for or return to us, at our discretion, any Products or shrink-wrap Services for which you have not paid; and

    2. allow us, at our discretion, to acquire any that are in your possession or control, at the price you paid us, less any credits issued to you.

    Products and shrink-wrap Services to be returned must be in their unopened and undamaged packages and in your inventory (or in transit from us) on the day this Agreement ends. We will inspect them, and reserve the right of rejection. You agree to pay all the shipping charges.

    At the end of this Agreement, each of us agrees to immediately settle any accounts with the other. When allowable by applicable law, we may offset any amounts due you against amounts due us or any of our Related Companies.

    You agree that if we permit you to perform certain activities after this Agreement ends, you will do so under the terms of this Agreement.

IBM BUSINESS PARTNER AGREEMENT                                        [IBM LOGO]
FEDERAL REMARKETER ATTACHMENT

--------------------------------------------------------------------------------

These terms are in addition to or modify the Remarketer Terms Attachment, Remarketer Terms Attachment for Workstation Software and the Transaction Remarketer Terms. They apply only when you market Products and Services to a Federal End User.

1. FEDERAL END USER

"Federal End User" includes federal government agencies or any other entity listed in GSA Order ADM 4800.2D, including those entities listed in Appendices A, B, and C of the Order, and any successor Order which may be published by the GSA in the Federal Register. The term Federal End User also includes federal government cost reimbursement prime contractors and management and operating contractors that receive proper authorization under FAR Part 51 from federal agencies to make federal purchases or acquisitions where licenses granted and title to equipment vest in the federal government.

2. TITLE

You may propose an integrated solution through a higher-tier federal contractor in fulfillment of a specific government procurement where title to the Machine passes directly to the federal government. In no event shall you permit transfer of title for any Machine purchased under this Agreement to other than the federal government. Under no circumstances may you assign any of your responsibilities under this Agreement to the Federal End User.

3. BUY AMERICAN ACT / TRADE AGREEMENTS ACT (BAA/TAA)

We make no representation or certification regarding the domestic or foreign origin of products we provide.

4. EXPORT OF PRODUCTS

When the federal government purchases Products and Services for its own use outside the United States, (i.e., an embassy or military installation) they do count 1) toward your minimum annual attainment 2) toward determination of your discount or price, as applicable, or 3) for determining your marketing or promotional funds. Your future supply allocations will not be affected. If for such Products. the warranty will be voided unless the equipment is returned to the United States for service. Title to the products must reside with the United States government, and the government must be responsible for the program licenses.

5. GSA PRICE PROTECTION

IBM will provide price protection to GSA Schedule holders. These schedule holders must have an appropriate GSA contract addendum provided by the IBM Government Industry Federal Business Partner Program Manager, before being eligible for the price protection terms set out in that addendum.

6. ENDING THE AGREEMENT (For federal contract obligations, excluding GSA)

If we terminate this Agreement without cause, we will permit you to continue to market under the terms of this Agreement through the date on which this Agreement would otherwise have ended had we not terminated it. You agree to promptly withdraw any bids that include Products and Services which were anticipated to have been obtained under this Agreement, unless we agree to terms and conditions under the Federal Systems Integrator (FSI) Program (or similar or successor program) for the bid as offered.

IBM BUSINESS PARTNER AGREEMENT                                        [IBM LOGO]
IBM WARRANTY SERVICE ATTACHMENT

--------------------------------------------------------------------------------

IBM WARRANTY SERVICE RESPONSIBILITY

You may provide IBM Warranty Service from locations we approve. You must apply for approval and meet the criteria we specify in the Service support guidelines we provide to you.

If we do not approve you to provide IBM Warranty Service from a location, you agree to assign such Service to us or to any party approved by us to provide IBM Warranty Service (unless we specify Otherwise to you in the Service support guidelines).

WHEN YOU ARE APPROVED TO PROVIDE IBM WARRANTY SERVICE FROM A LOCATION

When you are approved to provide IBM Warranty Service from a location, you agree to do the following, as we specify in the Service support guidelines we provide:

1. validate that the End User is entitled to IBM Warranty Service;

2. maintain IBM Warranty Service approval status and capability;

3. ensure the Service is performed only by personnel trained to our standards and consistent with our service terms;

4. provide the Service even for Machines the End User did not acquire from you (unless you have assigned responsibility, as described below in the subsection entitled "Assignment of IBM Warranty Service Responsibility., for all units of such Machine type/model);

5. not assign, delegate or subcontract the IBM Warranty Service responsibility unless approved by us in writing;

6. service Machines only at locations we approve or at your End Users' locations;

7. submit only valid warranty-reimbursement requests to us: and

8. retain records for three years, by location, of each warranty claim you submit to us.

We will:

1. inform you of the IBM Warranty Service approval process;

2. train you to provide IBM Warranty Service. We provide training for the minimum number of your Service personnel that we require and additional training at your request. We may charge a fee for the training. We will specify if there is a fee.

Additionally, for each location from which we approve you to provide IBM Warranty Service, we will specify if there is a one-time Warranty Service start up fee, and we will:

1. provide you with necessary technical information; and

2. pay you for IBM Warranty Service you provided and exchange (or reimburse you for) parts. Such parts must be received by us within the time period we specify.

In the event you are no longer approved to provide IBM Warranty Service, you agree to inform your End Users and any Business Partner for whom you were the assignee.

IF YOU ARE NOT APPROVED TO PROVIDE WARRANTY SERVICE FROM A LOCATION

If you are not approved to provide IBM Warranty Service from a location, you agree to:

1. assign, without delay, the IBM Warranty Service to us or any party approved by us; and

2. notify your End User of the assignment.

ASSIGNMENT OF IBM WARRANTY SERVICE RESPONSIBILITY

Your IBM Warranty Service Responsibility as an Assignor:

Unless we specify otherwise to you in writing, you may assign IBM Warranty Service responsibility to us or to any party approved by us to provide it for:
1) all IBM Machines, 2) all units of an IBM Machine type/model by specifying that choice in your Profile, or 3) for individual IBM Machines at the time of sale to the End User For Machines for which you assign IBM Warranty Service responsibility, you agree to:

1. ensure the assignee accepts IBM Warranty Service responsibility for each Machine assigned;

2. provide a copy of the sales receipt to the assignee. Such sales receipt must specify the End User's name, Machine type/model, serial number, date of sale, date of delivery and installed-at location. If you do not indicate an assignee's name or location on the sales receipt, or if the assignee's name or location is not valid, you will be responsible for providing IBM Warranty Service for that Machine;

3. notify your End User of the assignment; and

4. remain responsible for your End User's satisfaction with such Service.

If you assign IBM Warranty Service for all units of an IBM Machine type/model to us or to a party approved by us as you specify in your Profile, you are not required to maintain the capability to provide IBM Warranty Service for that IBM Machine type/model.

The responsibility to provide IBM Warranty Service reverts to you if the End User is not satisfied with the IBM Warranty Service provided by your assignee or if the assignee loses its approval to provide IBM Warranty Service. You may subsequently assign such responsibility consistent with the provisions of this subsection. In such event, you are responsible to provide the End User and the new assignee with written notice of the assignment.

Your IBM Warranty Service Responsibility as an Assignee:

If you accept assignment of IBM Warranty Service responsibility from an IBM Business Partner, the applicable provisions of this Attachment apply to you.

As an assignee, you accept such responsibility for each Machine for which you are named on the End User's sales receipt. You may not reassign such responsibility. If, at a later date, the assignor is no longer approved to market the Machine type/model, you will have the additional responsibility for the End User's IBM Warranty Service satisfaction.

MAINTENANCE PARTS

We provide maintenance parts for use in providing IBM Warranty Service on IBM Machines and for maintaining Machines. You agree to maintain an inventory of such parts to meet your Customers' service requirements. We provide maintenance parts for Warranty Service on an exchange basis. We will inform you of the price of such parts. These maintenance parts may not be new, but will be in good working order.

           COUNTRY UNIQUE TERMS FOR THE WARRANTY SERVICE ATTACHMENT

EMEA

The following terms apply to all countries in EMEA:

In the subsection entitled "IBM Warranty Service Responsibility":

The following replaces the second paragraph:

If we do not approve you to provide Warranty Service from a location, you agree to assign such Service for that location to us or any party approved by us to provide IBM Warranty Service.

The following replaces item 4:

provide the service even for IBM Machines the End User did not acquire from you;

The terms of the subsection entitled "Assignment of Warranty Service Responsibility" are not applicable.

Add the following as the last item in the section entitled "If You Are Not Approved to Provide Warranty Service From a Location":

remain responsible for your Customer's satisfaction with that service.

[IBM LOGO]  BUSINESS PARTNER AGREEMENT
AUTHORIZED ASSEMBLERS ATTACHMENT

--------------------------------------------------------------------------------

These terms are in addition to and prevail over the terms of the Remarketer Terms Attachment and the Distributor Attachment.

By signing this Attachment you accept its terms.

We approve you, as our Authorized Assembler, to 1) assemble and test (according to our specifications) an Approved Product and 2) market an Approved Product to Remarketers. Unless we specify otherwise, your Related Companies are not authorized to assemble and test Approved Products.

We will specify in the Exhibit for Authorized Assemblers, additional terms such as those regarding Approved Products, inspection and packaging requirements and our returns process. We will also list approved Components in the Exhibit. We will notify you if we withdraw any ISUs or Components from marketing. If we do so, you agree that upon the effective date of the withdrawal you will no longer use such ISUs or Components in the assembly and testing of Approved Products.

We will specify in a document we call an Authorized Assembler Operations Guide (Operations Guide), processes and guidelines for the assembly and testing of Approved Products, such as those regarding certification and quality control.

1. DEFINITIONS

   APPROVED PRODUCT is the IBM product you will configure, assemble, and test (for example from an ISU and Components), according to our specifications. The terms of the Agreement regarding a Product also apply to an Approved Product.

   AUTHORIZED LOCATION is a site, controlled and operated by you, at which we authorize you to perform your responsibilities under this Attachment. Certain requirements, such as the minimum number of trained personnel and pre-assembly certification must be met at each Authorized Location.

   COMPONENT means the IBM Machine parts (such as hard files, memory, and adapter cards), miscellaneous assembly parts (such as screws, brackets, and cables), and product ship

--------------------------------------------------------------------------------

Both of us agree that the complete agreement between us about this relationship consists of 1) this Attachment and 2) the IBM Business Partner Agreement (or any equivalent agreement signed by both of us).

Agreed to:  (IBM Business Partner name)    Agreed to:
                                           International Business Machines Corporation

By________________________________         By________________________________
      Authorized signature                        Authorized signature

Name (type or print)                       Name (type or pint)

Date:                                      Date:

IBM Business Partner number:               IBM Office address:

IBM Business Partner address:

--------------------------------------------------------------------------------
 After signing, please return a copy of this Attachment to the IBM address shown above.
--------------------------------------------------------------------------------
   groups (such as publications and power cords) we specify. The terms of the Agreement regarding a Machine also apply to a Component.

   INCOMPLETE SYSTEM UNIT (called "ISU") means the partially assembled IBM system unit we identify in the Exhibit, from which an Approved Product is to be configured. The terms of the Agreement regarding a Machine also apply to an ISU.

   PROGRAM TOOL means any program we provide for testing purposes (such as diagnostics code or virus-protection programs), and any preload-enabling code we provide.

2. ALLOCATION AND ORDERING

   Unless we specify otherwise in the Exhibit, you agree to:

   1. provide us, on a monthly basis, with a forecast of your requirements and current on-hand inventory, for the next 4 (four) months (or otherwise, upon our request), for ISUs and Components. We will allocate a monthly supply of ISUs and Components to you, at our discretion, based upon consideration of your forecasts, current on-hand inventory, actual sales, availability, and other business factors we consider relevant;

   2. purchase the monthly number of ISUs and Components allocated to you, within ten (10) days of our notification of such allocation. If you do not, we may reduce subsequent allocations of ISUs and Components; and

   3. order the ISUs and Components, as described in the Exhibit.

3. ASSEMBLY AND TESTING

   We will:

   1. provide initial training for your personnel. as we specify, in our assembly and testing processes included in the Operations Guide; and

   2. certify each of your Authorized Locations upon your establishing their compliance with (a) our assembly and testing processes, (handling of any Program or return of Components or ISUs), and (b) the minimum number of trained personnel we specify.

   You agree to:

   1. assemble and test Approved Products using new or used ISUs and Components provided by us under the terms of this Attachment. You may not assemble Approved Products, for example, using ISUs or Components that were used by you in any manner or were acquired from any other source, including a trade-in (an Approved Product returned to you must be treated as a used machine unless you can establish that the Approved Product has not been installed);

   2. meet the certification requirements we specify in the Operations Guide, including maintaining a minimum number of IBM-trained assembly technicians at each Authorized Location, as we specify in the Product Approval Section of this Attachment;

   3. create an electronic assembly record for each Approved Product in the format we specify and electronically transmit the record to us using the electronic systems we specify. You agree you are responsible for any associated costs;

   4. include, in unmodified form, all publications, license agreements, certificates of authenticity, labels, and ship groups with each Approved Product, as we describe in the Exhibit;

   5. make copies of the Exhibit, and allow your personnel to use such copies, only as necessary for the performance of your responsibilities under this Attachment;

   6. assemble and test Approved Products only at Authorized Locations;

   7. provide on-going assembly and testing training to your personnel, as we specify;

   8. acquire and maintain any tools and other equipment necessary to perform our assembly and testing processes;

   9. unless we specify otherwise in the Exhibit, use IBM ISUs and Components only as described in this Attachment. You may not, for example, distribute or resell such ISUs or Components;

   10. ensure that each Approved Product and its carton have labels that indicate the Approved Product may contain used parts.

   You also agree to conspicuously mark the outside of the shipping container of the Approved Product, as we specify in the Exhibit, to identify the Approved Product as having been assembled according to our specifications by an IBM Authorized Assembler.

   You represent and warrant that an Approved Product will be free from defects in your workmanship under normal use and operation, for the duration of the applicable warranty.

4. PROGRAM TOOLS

   GRANT OF LICENSE

   A Program Tool is owned by International Business Machines Corporation or one of its subsidiaries or an IBM Supplier, and is copyrighted and licensed, not sold. We grant you a nonexclusive, nontransferable license to use a Program Tool only in the assembly and testing of Approved Products. You may make one copy of a Program Tool for backup purposes. No other rights under this license are granted.

   You may not, for example, do any of the following:

   1.  use or copy a Program Tool, except as provided in this Attachment;

   2.  modify or merge a Program Tool;

   3.  reverse assemble, reverse compile, or otherwise translate a Program
       Tool;

   4.  sublicense or assign the license for a Program Tool; or

   5.  distribute a Program Tool to any third party.

   NO WARRANTY

   SUBJECT TO ANY STATUTORY WARRANTIES WHICH CANNOT BE EXCLUDED, IBM MAKES NO WARRANTIES OR CONDITIONS EITHER EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, WARRANTIES OF NON-INFRINGEMENT AND THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, CONCERNING THE FUNCTION, PERFORMANCE OR DOCUMENTATION FOR A PROGRAM TOOL.

   This exclusion also applies to any of our subcontractors, suppliers or program developers (collectively called "Suppliers-).

   RESPONSIBILITIES

   For each Authorized Location, we will provide you (electronically, on media or otherwise) with a single copy of each Program Tool we specify, in the Exhibit.

   You agree to:

   1. for a Program Tool licensed under the terms of a third-party agreement, execute that agreement and comply with its terms;

   2. not remove any identification code that may be placed on a Program Tool by us; and

   3. make payments, if any, due for any additional programs or other code you add.

5. QUALITY, RELIABILITY, AND SAFETY

   We will, prior to including a machine type/model in the Exhibit as an Approved Product, test the standard configurations of such machine type/model to ensure that it meets FCC, UL, and other specifications. If you make any alterations or attachments to the standard configurations, you are responsible for ensuring compliance with FCC, UL, and the other specifications.

   You agree:

   1.  upon our request, to immediately stop assembly of Approved Products;

   2.  to comply with our recall process, if any, for Approved Products;

   3. not to modify or alter the subassemblies (such as power supplies, processors, planars) or other mechanical subassemblies of any Component or ISU;

   4. to identify the additional IBM components, if any, added to an Approved Product, in the electronic assembly record and identify any non-IBM components;

   5. not to use any ozone-depleting substances in your assembly and testing processes;

   6. to comply with all environmental laws and regulations regarding the disposal of materials used in assembly and test processes;

   7. to make any changes and improvements we identify as a result of periodic audits of your processes and compliance with the terms of the Agreement;

   8. if an IBM service representative determines that failure of an Approved Product is due to poor workmanship or noncompliance with our specifications, to reimburse us for any expenses we incur to correct the deficiency or noncompliance;

   9. to track data on failure rates in the assembly process and to provide this data to us, as we specify in the Exhibit;

   10. to allow us, at our discretion and at any time, to remove an in-process or completed Approved Product from your Authorized Location so that we may perform our own testing;

   11. to establish a Quality Management System, as we specify in the Operations Guide; and

   12. to establish an Electrostatic Discharge (ESD) protection program, as we specify in the Operations Guide.

   You represent and warrant that an Approved Product will fully comply with all functional, quality, and reliability specifications or standards, including all FCC, UL, and those for consumer product safety.

6. MARKETING OF APPROVED PRODUCTS

   You agree:

   1.  to specify in all bids, proposals, and invoices you provide to
       Remarketers:

       a. that an Approved Product was assembled by you according to our specifications,

       b. the serial number of the ISU, and all feature codes of the Components and additional components, as applicable, included in the Approved Product, including a clear and conspicuous reference to the manufacturer of any additional components, and

       c. the appropriate warranty terms, as described in the Exhibit, for the Approved Product and any additional components;

   2. to comply with all applicable laws and regulations in marketing Approved Products that have "used" content;

   3. to market Approved Products only to IBM Remarketers who we have approved to acquire Products from you;

   4.  that Approved Products you assemble:

       a. will count towards your minimum attainment requirements;

       b. will be included, if applicable, in the calculation of your annual system revenue performance attainment for establishing your discount,

       c. are eligible for participation in the North American Distributor Program if indicated as eligible in the IBM Business Partner Exhibit and installed as part of a RS/6000 System;

       d. may be used to fulfill End User orders under your Solution Provider relationship;

       e. may be used to fulfill your Remarketers' orders for internal use Products,

       f. may not be used to fulfill Development or Demonstration Product orders; and

   5.  not to place Approved Products under an IBM Business Partner Trial
       Program.

7.  PRICES

    For an ISU, we will invoice you a net price equal to our list price for That model configuration, less 1) the price of the agreed-to removed components (listed in the Exhibit) and 2) your Remarketer discount. We will apply your Remarketer discount to your purchase of Components, as well as non-ISU standard Machine configurations;

    In the event that the price of a Component corresponding to a standard, specify or select feature of an Approved Product changes, and the related price of the Approved Product does not change accordingly, we reserve the right to adjust the price of an ISU so that the combined price of the ISU and Component is equal to the price of the Approved Product. When this results in a price increase for the ISU, we will charge you an amount equal to the difference between the new ISU and the previous ISU price, less your Remarketer discount, for any affected ISUs in your inventory. Otherwise, all the terms of the Agreement relating to a price increase or decrease apply.

8.  RETURNS

    We accept returns of ISUs and Components and non-ISU standard Machine configurations acquired under the terms of this Attachment:

    1. under the inventory adjustment terms of the Agreement. They must be returned in their original, unopened containers. No open-box returns will be accepted; or

    2. if they fail during the assembly and testing process. You agree to return to us, subject to our authorization, the failed parts along with failure documentation, as we specify. Upon our receipt of the ISU or Component and verification of the failure, we will issue a credit to you. You may choose to (a) purchase a replacement for the failed item, in which case the credit issued will not apply toward your inventory adjustment category limit, or (b) notify us of your intent to include the defective part as a returned item under the inventory adjustment terms of the Agreement.

    Once assembled and tested, an Approved Product may not be returned.

9.  OWNERSHIP AND LICENSE

    We own all intellectual property rights (including ownership of copyright) in and to the design, developed under our direction and at our expense, of
    1) the Approved Products and 2) the processes used or developed to assemble and test Approved Products.

    We grant you a revocable, nonexclusive, nontransferable, paid-up, limited license to such designs to enable you to, solely in the performance of your responsibilities under this Agreement:

    1. assemble, use for testing purposes, sell or otherwise transfer, the Approved Products; and

    2. use, in connection with the assembly, testing, sale or distribution of Approved Products, the Approved Product name and its associated trademark.

10. INDEMNIFICATION

    In addition to the damages for which you are liable under law and the terms of this Agreement, you will defend, indemnify and hold us harmless from all fines, claims, and expenses of any kind (including reasonable attorney's fees and expenses) arising from or connected with:

    1. allegations that you have violated or otherwise failed to comply with any applicable law, ordinance, rule or regulation in the performance of your obligations under this Attachment;

    2. any breach, default, or noncompliance by you related to your representations, warranties or obligations under this Attachment;

    3. alteration or modification by you of any Program Tool, whether we approved of such alteration or modification or not;

    4. modification by you of any assembly or test process, agency compliance requirement, or other specifications contained in the Exhibit for Authorized Assemblers or the Operations Guide, as appropriate; and

    5. unauthorized use or distribution of Program Tools by you or your employees or agents.

11. TERM AND TERMINATION

    This Attachment becomes effective on the date it is agreed-to by us and will remain in effect for the contract-period duration specified in your Profile, unless terminated earlier by either of us under the terms of this Section.

    This Attachment will end if your Distributor relationship ends.

    Either of us may terminate this Attachment, with or without cause, on three months' written notice. In addition, we will consider the following to be a material breach of these terms: 1) your failure to comply with our assembly and testing specifications; or 2) your failure to cure, within the 90 (ninety) day period, a deficiency in the number of trained personnel.

    In the event that notice of termination is given, we may 1) reject any or all orders received from you after such notice and prior to the effective date of termination or 2) limit shipments during this period. In addition, as of the date the notice of termination is given, we may discontinue extension of any pricing terms previously made available to you.

    When this Attachment ends, you agree to sell to us, at the price you paid us, all new and unused ISUs and Components in your inventory.

12. PRODUCT APPROVAL

    PRODUCTS                   YES/NO                 MINIMUM NUMBER OF IBM
                                                         TRAINED ASSEMBLY
                                                    TECHNICIANS BY AUTHORIZED
                                                             LOCATIONS

    RS/6000               _________________                      2

    STORAGE SYSTEMS       _________________                      1

IBM BUSINESS PARTNER AGREEMENT                                        [IBM LOGO]
NORTH AMERICAN DISTRIBUTOR ATTACHMENT

--------------------------------------------------------------------------------

The terms of this Attachment are in addition to or modify and prevail over the terms of the Remarketer Terms Attachment and the Distributor Attachment.

You are approved to market Products to your Remarketers in Canada and the United States.

1. PRODUCT SOURCE

   You may acquire Products from us only in the country in which you have signed the IBM Business Partner Agreement.

2. ORDERING AND SHIPMENT

   We will specify in the Exhibit the Specific Products that are eligible for export under this offering. We will not export Products. We will ship Products to you, your Remarketer or their End Users only in the country in which you acquire the Products from us.

3. EXPORT OF PRODUCTS

   You, or your Remarketer, are responsible for all costs and expenses associated with exporting Products. This includes payment of transportation, duties and other expenses resulting from the export of the Products.

   You, or your Remarketer, are responsible for complying with all applicable United States and Canadian laws and regulations including, without limitation, United States Department of Commerce regulations regarding the export of restricted technology. Depending on the specific Products, other laws and regulations may apply.

   You are responsible for obtaining all necessary clearances required to export or re-export from the country of origin/shipment and import into the country of installation.

4. ADMINISTRATION AND NOTIFICATION TO IBM

   Within seven days of the date you export a Product, you agree to provide to us the specific Product type/model and serial number of the exported Product.

   You agree to notify us in writing of the name and address of each End User at which an exported Product has been installed within 10 days of the Date of Installation.

5. AVAILABILITY SERVICES

   Your Remarketer is authorized to market Availability Services under the terms and conditions of the country in which the Product is installed.

   When your Remarketer markets Availability Services with a Product which is installed in Canada, IBM Canada Ltd. will pay you the applicable Canadian fee. Likewise, when your Remarketer markets Availability Services with a Product which is installed in the United States, we will pay you the applicable U.S. fee.

BUSINESS PARTNER AGREEMENT                                         [IBM BUSINESS
IBM PRINTER REMARKETER PROFILE                                     PARTNER LOGO]

--------------------------------------------------------------------------------

We welcome you as an IBM Business Partner.

This Profile covers the details of your authorization to market our Products to Customers. Like you, we are committed to providing the highest quality Products to the Customer. As our distributor, please let us know if you have any questions or problems with our Products.

By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):

     (a)  this Profile;

     (b)  Remarketer General Terms (Z125-4800-08 11/95); and

     (c)  the applicable Attachments referred to in this Profile.

This Agreement and its applicable Transaction Documents are the complete agreement regarding this relationship, and replace any prior oral or written communications between us. Once this Profile is signed, 1) any reproduction of this Agreement or a Transaction Document made by reliable means (for example, photocopy or facsimile) is considered an original and 2) all Products you order and Services you perform under this Agreement are subject to It.



Revised Profile (yes/no):   YES           Date received by IBM:_____________
                         ---------

Agreed to: (IBM Business Partner name)    Agreed to:
BUSINESS PARTNER SOLUTIONS, INC.          International Business Machines
SAN ANTONIO, TX 78216                     Corporation

By  /s/ Joe Mertens                       By_______________________________
  --------------------------------                 Authorized signature
        Authorized signature

Name (type or print):  JOE MERTENS        Name (type or print): LOUISE PARADIS

Date: October 1, 1997                     Date:

IBM Business Partner address:             IBM Office address:
888 ISOM ROAD                             8300 DIAGONAL HIGHWAY
SAN ANTONIO, TX 78216                     BOULDER, CO 80301


--------------------------------------------------------------------------------
 After signing, please return a copy of this Profile to the local "IBM Office address" shown above.
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                                  Page 1 of 3

                          DETAILS OF OUR RELATIONSHIP


1.   CONTRACT-PERIOD START DATE (MONTH/YEAR):    08/97    DURATION (MONTHS): 12
                                               ---------                    ----
     The start date is always the first day of a month. The start date does not change with a revised Profile.

2.   RELATIONSHIP APPROVAL/ACCEPTANCE OF ADDITIONAL TERMS:

     For our approved relationship, each of us agrees to the terms of the applicable Attachment by signing this Profile. Copies of those Attachments are included. Please make sure you have them (and the Remarketer General Terms) and notify us if any are missing.


                                                  APPROVED
     AUTHORIZED RELATIONSHIP                      (YES/NO)      ATTACHMENT

     1)  Remarketer                                  yes    Z125-5085-01 10/95
                                                    -----

     2)  Attachment for Sales to Other Resellers     yes    Z125-5321-00 10/95
                                                    -----

3.   PRODUCT APPROVAL:
     The following Products are listed in the IBM Printing Systems Company Exhibit.

                                  APPROVED TO MARKET   APPROVED TO MARKET
               EXHIBIT             TO RESELLERS (1)       TO END USERS
             CATEGORIES                (YES/NO)             (YES/NO)

     A  Twinax Printers                  yes                  yes
                                      ---------            ---------
     B  Non-Certified Products           yes                  yes
                                      ---------            ---------
     C  Network Printers (2)             yes                  yes
                                      ---------            ---------
     D  Production Printers              yes                  yes
                                      ---------            ---------
     E  Software                         yes                  yes
                                      ---------            ----------

     (1) You may market Products only to resellers who do not market to other resellers.

     (2)  Please refer to Section 6 for additional terms.

     EXCLUSIONS, IF APPLICABLE:
     Although included by reference above, you are not approved for these individual products.

     ____________________    ____________________    ____________________
     ____________________    ____________________    ____________________
     ____________________    ____________________    ____________________
     ____________________    ____________________    ____________________

4.   MINIMUM RENEWAL CRITERIA:  $2,000,000
                                -----------

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

5.   AUTHORIZED LOCATIONS:

     TOTAL NUMBER OF AUTHORIZED LOCATIONS LISTED IN THIS PROFILE:    3
                                                                     -

     -------------------------------------------------------------------------
      Loc. ID   Authorized Location (street address, city, state, ZIP code)
     -------------------------------------------------------------------------
       80711    12029 WARFIELD (APD)
                SAN ANTONIO, TX 78216-3231
              ----------------------------------------------------------------
                Minimum Number of Trained Personnel
              ----------------------------------------------------------------

              ----------------------------------------------------------------

     -------------------------------------------------------------------------
      Loc. ID   Authorized Location (street address, city, state, ZIP code)
     -------------------------------------------------------------------------
       80711    888 ISOM ROAD (APR DEMO)
                SAN ANTONIO, TX 78216
              ----------------------------------------------------------------
                Minimum Number of Trained Personnel
              ----------------------------------------------------------------

              ----------------------------------------------------------------

     -------------------------------------------------------------------------
      Loc. ID   Authorized Location (street address, city, state, ZIP code)
     -------------------------------------------------------------------------
       80711    888 ISOM ROAD (APR POOL)
                SAN ANTONIO, TX 78216
              ----------------------------------------------------------------
                Minimum Number of Trained Personnel
              ----------------------------------------------------------------

              ----------------------------------------------------------------
6.   ADDITIONAL TERMS:
     The following terms apply to IBM Network Printers.

     You agree to:

     1. maintain inventory only at Authorized Locations (we will ship products to your Authorized Locations and not to End Users);

     2. test the Products you configure, prior to shipment to the End User (we do not configure Products);

     3.   use Partnerlink to communicate with us; and

     4.   use EDI to report your sales and inventory data, as we specify.

IBM BUSINESS PARTNER AGREEMENT                                        [IBM LOGO]
DISTRIBUTOR ATTACHMENT

--------------------------------------------------------------------------------

These terms prevail over and are in addition to or modify the Remarketer Terms Attachment.

1.  MARKETING APPROVAL

    You are approved to market Products and Services to Remarketers (but not to IBM approved Distributors unless we specify otherwise in your Profile) and to End Users. Your Profile will specify to whom you may market Products and Services.

2.  YOUR RESPONSIBILITIES TO IBM

    You agree:

    1. to develop a mutually acceptable business plan with us, if we require one. Such plan will document each of our marketing plans as they apply to our relationship. We will review the plan, at a minimum, once a year;

    2. that, unless precluded by applicable law, one of the requirements for you to retain this relationship is that you achieve the minimum annual attainment we specify in your Profile;

    3.  to order Products and Services as we specify in the operations guide;

    4. to maintain trained personnel, as we specify in your Profile or Exhibit, as applicable;

    5. to provide us, on our request, relevant financial information about your business so we may, for example, use this information in our consideration to extend credit terms to you. We may require an annual audited financial report;

    6. unless we specify otherwise in the Exhibit, to maintain the capability to demonstrate the Products we approve you to market;

    7. to maintain sufficient inventory of Products to meet Remarketer demands. We may specify in your Exhibit certain Products we require you to have regularly available;

    8. to secure from your Remarketers a signed Program license agreement for Programs requiring signature; and

    9. to ensure that the terms in any agreement you may have with Remarketers are not in conflict with this Agreement.

    If, during our review of your Remarketer's compliance with its Business Partner Agreement with us, we find the Remarketer has materially breached the terms of the Agreement, you agree to refund the amount equal to the discount (or fee, if applicable) we gave you for the Products that are the subject of the breach, if we require you to do so.

3.  YOUR RESPONSIBILITIES TO REMARKETERS

    You agree to:

    1.  provide Products and Services to them on an equitable basis;

    2. provide development, demonstration, evaluation and internal use Products (we specify eligible Products in the Exhibit) to those Remarketers who are eligible to acquire such Products. You must make such Products available to each of them on the same terms, regarding the maximum quantity of Products that may be acquired and the minimum retention period, as we make available to you;

    3.  fulfill all their valid orders for eligible Products and Services;

    4. give written notification to the Remarketer of any modification you make to a Product and the name of the warranty service provider, and advise that such modification may void the warranty for the Product;

    5. provide the Program license agreement to them, if applicable, and require them to provide the agreement to the End User; and

    6. provide the following items to Remarketers when we have given such items to you for distribution to them:

        a.  promotional offerings and material;

        b.  incentives;

        c.  marketing funds;

        d.  support documentation; and

        e.  advertising material.

        You agree to distribute them proportionally and according to the procedures we specify, and to require the Remarketer to properly implement or distribute them, as applicable.

    Except for personal computer Products, you also agree to:

    1. inform them that you are available to provide Product and Services support to them;

    2. provide pre- and post-installation sales support to them. You agree you are responsible for their satisfaction with such support;

    3.  provide configuration support to them, for Products we specify;

    4.  assist them in Product problem determination and resolution; and

    5. advise them of the terms regarding the date of installation for Products IBM installs.

4.  YOUR REMARKETERS' RESPONSIBILITIES

    When you market Products and Services to Remarketers who do not have a contractual relationship with IBM for such Products and Services, you agree to inform them of their responsibility to:

    1.  provide the support necessary to maintain customer satisfaction;

    2.  provide Program Services to their End Users;

    3.  provide Product configuration support to their End Users;

    4. assist their End Users to achieve productive use of the Products and Services they marketed;

    5.  inform their End Users of Product installation requirements;

    6.  comply with all terms regarding Program upgrades;

    7. refund the amount paid for a Product returned if such return is provided for in its warranty or license or a money-back guarantee we offer End Users. The Remarketer may return the Product to you for credit, as we specify in the operations guide

    8. for a Program requiring the End User's signature on the Program license agreement, obtain the signature before providing the Program to the End User and return the agreement as we specify;

    9.  provide warranty information to their End Users, when applicable;

    10. comply with all export laws and regulations including those of the United States, the Governing Law section of this Agreement and any laws and regulations of the country in which the Product is imported or exported, and advise their End User that IBM's warranty responsibilities do not apply (unless the warranty terms state otherwise);

    11. provide a dated sales receipt or its equivalent (such as an invoice) to their End User;

    12. give their End Users written notice of any modification you or the Remarketer made to a Product and the name of the warranty service provider and advise that such modification may void the warranty for the Product;

    13. inform their End Users that the sales receipt (or other documentation, such as Proof of Entitlement if it is required) will be necessary for proof of warranty entitlement or for Program upgrades;

    14. inform their End Users of educational offerings, as applicable;

    15. advise their End Users of the terms regarding a Machine's production status;

    16. assist you in locating Products if we require such assistance from you; and

    17. retain records of each sales transaction for three years.

IBM BUSINESS PARTNER AGREEMENT -                                     [IBM LOGO]
GENERAL TERMS

-------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Section   Title                                                            Page
1.        Definitions.....................................................    2

2.        Agreement Structure and Contract Duration.......................    3

3.        Our Relationship................................................    4

4.        Status Change...................................................    5

5.        Confidential Information........................................    5

6.        Marketing Funds and Promotional Offerings.......................    6

7.        Production Status...............................................    6

8.        Patents and Copyrights..........................................    6

9.        Liability.......................................................    7

10.       Trademarks......................................................    7

11.       Changes to the Agreement Terms..................................    8

12.       Internal Use Products...........................................    8

13.       Demonstration, Development and Evaluation Products..............    8

14.       Electronic Communications.......................................    9

15.       Geographic Scope................................................    9

16.       Governing Law...................................................    9

IBM BUSINESS PARTNER AGREEMENT -                                      [IBM LOGO]
GENERAL TERMS

--------------------------------------------------------------------------------

1.   DEFINITIONS

     BUSINESS PARTNER is a business entity which is approved by us to market Products and Services under this Agreement.

     CUSTOMER is either an End User or a Remarketer. We specify in your Profile if we approve you to market to End Users or Remarketers, or both.

     END USER is anyone, who is not part of the Enterprise of which you are a part, who uses Services or acquires Products for its own use and not for resale.

     ENTERPRISE is any legal entity (such as a corporation) and the subsidiaries it owns by more than 50 percent. An Enterprise also includes other entities as IBM and the Enterprise agree in writing.

     LICENSED INTERNAL Code is called "Code". Certain Machines we specify (called "Specific Machines") use Code. International Business Machines Corporation or one of its subsidiaries owns copyrights in Code or has the right to license Code. IBM or a third party owns all copies of Code, including all copies made from them.

     MACHINE is a machine, its features, conversions, upgrades, elements, accessories, or any combination of them. The term "Machine" includes an IBM Machine and any non-IBM Machine (including other equipment) that we approve you to market.

     PRODUCT is a Machine or Program, that we approve you to market, as we specify in your Profile.

     PROGRAM is an IBM Program or a non-IBM Program provided by us, under its applicable license terms, that we approve you to market.

     RELATED COMPANY is any corporation, company or other business entity:

     1. more than 50 percent of whose voting shares are owned or controlled indirectly, by either of us, or

     2. which owns or controls, directly or indirectly, more than 50 percent of the voting shares of either of us, or

     3. more than 50 percent of whose voting shares are under common ownership or control directly or indirectly with the voting shares of either of us.

     However, any such corporation, company or other business entity is considered to be a Related Company only so long as such ownership or control exists. "Voting shares" are outstanding shares or securities representing the right to vote for the election of directors or other managing authority.

     REMARKETER is a business entity which acquires Products and Services, as applicable, for the purpose of marketing.

     SERVICE is performance of a task, provision of advice and counsel, assistance. or use of a resource (such as a network and associated enhanced communication and support) that we approve you to market.

2.   AGREEMENT STRUCTURE AND CONTRACT DURATION

     PROFILES

     We specify the details of our relationship (for example, the type of Business Partner you are) in a document called a "Profile." Each of us agrees to the terms of the Profile. the General Terms, the applicable Attachments referred to in the Profile, and the Exhibit (collectively called the "Agreement") by signing the Profile.

     GENERAL TERMS

     The General Terms apply to all of our Business Partners.

     ATTACHMENTS

     We describe, in a document entitled an "Attachment", additional terms that apply. Attachments may include, for example, terms that apply to the method of Product distribution (Remarketer Terms Attachment or Complementary Marketing Terms Attachment) and terms that apply to the type of Business Partner you are, for example, the terms that apply to a Distributor relationship as described in the Distributor Attachment. We specify in your Profile the Attachments that apply.

     EXHIBITS

     We describe in an Exhibit, specific information about Products and Services. for example, the Products and Services you may market, and warranty information about the Products.

     TRANSACTION DOCUMENTS

     We will provide to you the appropriate "transaction documents." The following are examples of transaction documents. with examples of the information and responsibilities they may contain:

     1.  invoices (item, quantity, price, payment terms and amount due); and

     2. order acknowledgements (confirmation of Products and quantities ordered).

     CONFLICTING TERMS

     If there is a conflict among the terms in the various documents, the terms of:

     1.  a transaction document prevail over those of all the documents;

     2. an Exhibit prevail over the terms of the Profile, Attachments and the General Terms;

     3. a Profile prevail over the terms of an Attachment and the General Terms; and

     4.  an Attachment prevail over the terms of the General Terms.

     If there is an order of precedence within a type of document, such order will be stated in the document (for example. the terms of the Distributor Attachment prevail over the terms of the Remarketer Terms Attachment, and will be so stated in the Distributor Attachment).

     OUR ACCEPTANCE OF YOUR ORDER

     Products and Services become subject to this Agreement when we accept your order by:

     1.  sending you a transaction document; or

     2.  providing the Products or Services.

     ACCEPTANCE OF TERMS IN A TRANSACTION DOCUMENT

     You accept the terms in a transaction document by doing any of the following:

     1.  signing it (those requiring a signature must be signed);

     2.  accepting the Product or Services;

     3.  providing the Product or Services to your Customer; or

     4.  making any payment for the Product or Services.

     CONTRACT DURATION

     We specify the contract start date and the duration in your Profile. Unless we specify otherwise in writing, the Agreement will be renewed automatically for subsequent two year periods. Each of us is responsible to provide the the other with three months written notice if this Agreement will not be renewed.

3.   OUR RELATIONSHIP

     RESPONSIBILITIES

     Each of us agrees that:

     1. you are an independent contractor, and this Agreement is non-exclusive. Neither of us is a legal representative or legal agent of the other. Neither of us is legally a partner of the other (for example, neither of us is responsible for debts incurred by the other), and neither of us is an employee or franchise of the other, nor does this Agreement create a joint venture between us;

     2. each of us is responsible for our own expenses regarding fulfillment of our responsibilities and obligations under the terms of this Agreement;

     3. neither of us will disclose the terms of this Agreement, unless both of us agree in writing to do so, or unless required by law;

     4. neither of us will assume or create any obligations on behalf of the other or make any representations or warranties about the other, other than those authorized;.

     5. any terms of this Agreement, which by their nature extend beyond the date this Agreement ends, remain in effect until fulfilled and apply to respective successors and assignees;

     6.  we may withdraw a Product or Service from marketing at any time;

     7. we will allow the other a reasonable opportunity to comply before it claims the other has not met its obligations, unless we specify otherwise in the Agreement;

     8. neither of us will bring a legal action against the other more than two years after the cause of action arose, unless otherwise provided by local law without the possibility of contractual waiver;

     9. failure by either of us to insist on strict performance or to exercise a right when entitled does not prevent either of us from doing so at a later time, either in relation to that default or any subsequent one;

     10. neither of us is responsible for failure to fulfill obligations due to causes beyond the reasonable control of either of us:

     11. IBM reserves the right to assign, in whole or in part. this Agreement and any orders hereunder, to any other IBM Related Company;

     12. IBM does not guarantee the results of any of its marketing plans; and

     13. each of us will comply with all applicable laws and regulations (such as those governing consumer transactions).

     OTHER RESPONSIBILITIES

     You agree:

     1. to be responsible for customer satisfaction for all your activities, and to participate in customer satisfaction programs as we determine;

     2. that your rights under this Agreement are not property rights and, therefore, you can not transfer them to anyone else or encumber them in any way. For example, you can not sell your approval to market our Products or Services or your rights to use our Trademarks;

     3.  to maintain the criteria we specified when we approved you;

     4. to achieve and maintain the certification requirements for the Products and Services you are approved to market, as we specify in your Profile;

     5. not to assign or otherwise transfer this Agreement, your rights under it, or any of its approvals, or delegate any duties, unless expressly permitted to do so under this Agreement. Otherwise, any attempt to do so is void;

     6. to conduct business activities with us (including placing orders) which we specify in the operations guide, using our automated electronic system if available. You agree to pay all your expenses associated with it such as your equipment and communication costs;

     7. that when we provide you with access to our information systems, it is only in support of your marketing activities. Programs we provide to you for your use with our information systems, which are in support of your marketing activities, are subject to the terms of their applicable license agreements, except you may not transfer them;

     8. to promptly provide us with IBM documents we may require from you or the End User (for example, our license agreement signed by the End
         User) when applicable; and

     9. to comply with the highest ethical principles in performing under the Agreement. You will not offer or make payments or gifts (monetary or otherwise) to anyone for the purpose of wrongfully influencing decisions in favor of IBM, directly or indirectly. IBM may terminate this Agreement immediately in case of 1) a breach of this clause or 2) when IBM reasonably believes such a breach has occurred.

     OUR REVIEW OF YOUR COMPLIANCE WITH THIS AGREEMENT

     We may periodically review your compliance with this Agreement. You agree to provide us with relevant records on request. We may reproduce and retain copies of these records. We, or an independent auditor, may conduct a review of compliance with this Agreement on your premises during your normal business hours.

     If, during our review of your compliance with this Agreement, we find you have materially breached the terms of this relationship, in addition to our rights under law and the terms of this Agreement, for transactions that are the subject of the breach, you agree to refund the amount equal to the discount (or fee, if applicable) we gave you for the Products or Services or we may offset any amounts due to you from us.

4.   STATUS CHANGE

     You agree to give us prompt written notice (unless precluded by law or regulation) of any change or anticipated change in your financial condition, business structure, or operating environment (for example, a material change in equity ownership or management or any substantive change to information supplied in your application). Upon notification of such change, (or in the event of failure to give notice of such change) IBM may, at its sole discretion, immediately terminate this Agreement.

5.   CONFIDENTIAL INFORMATION

     This section comprises a Supplement to the IBM Agreement for Exchange of Confidential Information. "Confidential Information" means:

     1.  all information IBM marks or otherwise states to be confidential;

     2.  any of the following prepared or provided by IBM:

     a.  sales leads,

     b.  information regarding Prospects,

     c.  unannounced information about Products and Services,

     d.  business plans, or

     e.  market intelligence;

     f. any of the following written information you provide to us on our request and which you mark as confidential:

         1)  reposing data,

         2)  financial data, or

         3)  the business plan.

     All other information exchanged between us is nonconfidential, unless disclosed under a separate Supplement to the IBM Agreement for Exchange of Confidential Information.

6.   MARKETING FUNDS AND PROMOTIONAL OFFERINGS

     We may provide marketing funds and promotional offerings to you. If we do, you agree to use them according to our guidelines and to maintain records of your activities regarding the use of such funds and offerings for three years. We may withdraw or recover marketing funds and promotional offerings from you if you breach any terms of the Agreement. Upon notification of termination of the Agreement, marketing funds and promotional offerings will no longer be available for use by you, unless we specify otherwise in writing.

7.   PRODUCTION STATUS

     Each IBM Machine is manufactured from new parts, or new and used parts. In some cases, the IBM Machine may not be new and may have been previously installed. You agree to inform your Customer of these terms in writing (for example, in your proposal or brochure).

8.   PATENTS AND COPYRIGHTS

     For the purpose of this section only, the term Product includes Licensed Internal Code (if applicable).

     If a third party claims that a Product we provide under this Agreement infringes that party's patents or copyrights, we will defend you against that claim at our expense and pay all costs, damages, and attorneys' fees that a court finally awards, provided that you:

     1.  promptly notify us in writing of the claim; and

     2. allow us to control, and cooperate with us in, the defense and any related settlement negotiations.

     If you maintain an inventory, and such a claim is made or appears likely to be made about a Product in your inventory, you agree to permit us either to enable you to continue to market and use the Product, or to modify or replace it. If we determine that none of these alternatives is reasonably available, you agree to return the Product to us on our written request. We will then give you a credit, as we determine, which will be either 1) the price you paid us for the Product (less any price-reduction credit), or 2) the depreciated price.

     This is our entire obligation to you regarding any claim of infringement.

     CLAIMS FOR WHICH WE ARE NOT RESPONSIBLE

     We have no obligation regarding any claim based on any of the following:

     1.  anything you provide which is incorporated into a Product;

     2. your modification of a Product, or a Program's use in other than its specified operating environment;

     3. the combination, operation, or use of a Product with any Products not provided by us as a system, or the combination, operation, or use of a Product with any product, data, or apparatus that we did not provide; or

     4. Infringement by a non-IBM Product alone, as opposed to its combination with Products we provide to you as a system.

9.   LIABILITY

     Circumstances may arise where, because of a default or other liability, one of us is entitled to recover damages from the other. In each such instance, regardless of the basis on which damages can be claimed, the following terms apply as your exclusive remedy and our exclusive liability.

     OUR LIABILITY

     We are responsible only for:

     1.  payments referred to in the "Patents and Copyrights" section above;

     2. bodily injury (including death), and damage to real property and tangible personal property caused by our Products; and

     3. the amount of any other actual loss or damage, up to the greater of $100.000 or the charges (if recurring, 12 months' charges apply) for the Product that is the subject of the claim.

     ITEMS FOR WHICH WE ARE NOT LIABLE

     Under no circumstances (except as required by law) are we liable for any of the following:

     1. third-party claims against you for losses or damages (other than those under the first two items above in the subsection entitled 'Our Liability');

     2.  loss of, or damage to, your records or data; or

     3. special, incidental, or indirect damages, or for any economic consequential damages (including lost profits or savings) even if we are informed of their possibility.

     YOUR LIABILITY

     In addition to damages for which you are liable under law and the terms of this Agreement, you will indemnify us for claims made against us by others (particularly regarding statements, representations, or warranties not authorized by us) arising out of your conduct under this Agreement or as a result of your relations with anyone else.

10.  TRADEMARKS

     We will notify you in written guidelines of the IBM Business Partner title and emblem which you are authorized to use. You may not modify the emblem in any way. You may use our Trademarks (which include the title, emblem, IBM trade marks and service marks) only:

     1.  within the geographic scope of this Agreement;

     2.  in association with Products and Services we approve you to market; and

     3.  as described in the written guidelines provided to you.

     The royalty normally associated with non-exclusive use of the Trademarks will be waived, since the use of this asset is in conjunction with marketing activities for Products and Services.

     You agree to promptly modify any advertising or promotional materials that do not comply with our guidelines. If you receive any complaints about your use of a Trademark, you agree to promptly notify us. When this Agreement ends, you agree to promptly stop using our Trademarks. If you do not, you agree to pay any expenses and fees we incur in getting you to stop.

     You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

     Our Trademarks, and any goodwill resulting from your use of them, belong to us

11.  CHANGES TO THE AGREEMENT TERMS

     We may change the terms of this Agreement by giving you one month's written notice.

     We may, however, change the following terms without advance notice:

     1.  those we specify in this Agreement as not requiring advance notice;

     2.  those of the Exhibit unless otherwise limited by this Agreement; and

     3.  those relating to safety and security.

     Otherwise, for any other change to be valid, both of us must agree in writing. Changes are not retroactive. Additional or different terms in an order or other communication from you are void.

12.  INTERNAL USE PRODUCTS

     You may acquire Products you are approved to market for your internal use within your Business Partner operations. Except for personal computer Products, you are required to advise us when you order Products for your internal use.

     We will specify in your Exhibit the discount or price, as applicable, at which you may acquire the Products for internal use. Except for personal computer Products, such Products do not count toward 1) your minimum annual attainment 2) toward determination of your discount or price, as applicable or 3) for determining your marketing or promotional funds.

     Any value added enhancement or systems integration services otherwise required by your relationship is not applicable when you acquire Products for internal use. You must retain such Products for a minimum of 12 months, unless we specify otherwise in the Exhibit.

13.  DEMONSTRATION, DEVELOPMENT AND EVALUATION PRODUCTS

     You may acquire Products you are approved to market for demonstration, development and evaluation purposes. unless we specify otherwise in the Exhibit. Such Products must be used primarily in support of your Product marketing activities.

     We will specify in your Exhibit the Products we make available to you for such purposes, the applicable discount or price. and the maximum quantity of such Products you may acquire and the period they are to be retained. The maximum number of input/output devices you may acquire is the number supported by the system to which they attach.

     If you acquired the maximum quantity of Machines, you may still acquire a field upgrade, if available.

     We may decrease the discount we provide for such Products on one month's written notice.

     You may make these Products available to a Customer for the purpose of demonstration and evaluation. Such Products may be provided to an End User for no more than three months. For a Program, you agree to ensure the Customer has been advised of the requirement to accept the terms of a license agreement before using the Program.

14.  ELECTRONIC COMMUNICATIONS

     Each of us may communicate with the other by electronic means, and such communication is acceptable as a signed writing to the extent permissible under applicable law. Both of us agree that for all electronic communications, an identification code (called a 'user ID') contained in an electronic document h legally sufficient to verify the senders identity and the document's authenticity).

15.  GEOGRAPHIC SCOPE

     All the rights and obligations of both of us are valid only In the United States and Puerto Rico.

16.  GOVERNING LAW

     The laws of the State of New York govern this Agreement.

     The "United Nations Convention on Contracts for the International Sale of Goods" does not apply.

IBM Business Partner Agreement                                               IBM
Distributor Profile

--------------------------------------------------------------------------------

We welcome you as an IBM Business Partner-Distributor.

This Profile covers the details of your approval to actively market Products and Services as our Distributor.

By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):

     (a)  this Profile;

     (b)  General Terms (Z125-5478-02 06/97);

     (c)  the applicable Attachments referred to in this Profile; and

     (d)  the Exhibit.

This Agreement and its applicable transaction documents are the complete agreement regarding this relationship, and replace any prior oral or written communications between us. Once this Profile is signed, 1) reproduction of this Agreement or a transaction document made by reliable means (for example, photocopy or facsimile) is considered an original, to the extent permissible under applicable law, and 2) all Products and Services you market and Services you perform under this Agreement are subject to it. If you have not already signed an Agreement for Exchange of Confidential Information (AECI), your signature on this Profile includes your acceptance of the AECI.

After signing this Profile, please return a copy to the IBM address shown below.



Revised Profile (yes/no):     Yes            Dated received by IBM:______________________
                         ------------

Agreed to: (IBM Business Partner name)       Agreed to:
Business Partner Solutions Inc               International Business Machines Corporation

By  /s/ Joe Mertens                          By__________________________________________
  -----------------------------------
        Authorized signature                               Authorized signature

Name (type or print): Joe Mertens            Name (type or print):

Date:  29 Sept 97                            Date:

IBM Business Partner address:                IBM address:
      888 Isom Road                              4111 Northside Parkway
      San Antonio, TX 78216-4033                 LO8C03
                                                 Atlanta, GA 30327

                          DETAILS OF OUR RELATIONSHIP


Contract Period Start Date (month/year):    01/97     Duration:    12 months
                                         -----------            ---------------

RELATIONSHIP APPROVAL/ACCEPTANCE OF ADDITIONAL TERMS:

For each approved relationship, each of us agrees to the terms of the following by signing this Profile. Copies of the Attachments are included.

APPROVED RELATIONSHIP                                  APPLICABLE
                                                        (YES/NO)      ATTACHMENT
Distributor Attachment                                    yes         Z125-5486-00 11/96
Remarketer Terms Attachment                               yes         Z125-5497-00 11/96
Warranty Service Attachment                               yes         Z125-5499-00 11/96
                                                       ----------
Authorized Assembler Attachment CA Location only          yes         Z125-5530-01 04/97
                                                       ----------
North American Distributor Attachment                     yes         Z125-5527-00 11/96
                                                       ----------
Federal Remarketer Attachment                             yes         Z125-5514-00 11/96

PRODUCT AND SERVICES APPROVAL:

The following Products are listed in the Exhibit. The terms of an Exhibit apply to the Products listed in it. When we approve you for Products listed in the Exhibit, you are also approved to market their associated programs and peripherals and Product Services.

When we approve you for Products included in the IBM Business Partner Exhibit, you are also approved for their associated Products listed in the IBM Personal Computer Products Exhibit and those eligible Products listed in PARTNERLink.

                                                           APPROVED TO MARKET TO:

SYSTEM TYPES(1)                         IBM APPROVED REMARKETERS      ALL REMARKETERS     END USERS
                                               (YES/NO)                  (YES/NO)          (YES/NO)
1)  IBM System/390 (2)                             no
                                        ------------------------
      IBM R/390                                    no
                                        ------------------------
      IBM P/390                                    no
                                        ------------------------
2)  IBM RS/6000                                    yes
                                        ------------------------
3)  IBM RS/6000 SP                                 yes
                                        ------------------------
4)  IBM AS/400
    9401                                           yes
                                        ------------------------
    9401/150                                       yes
                                        ------------------------
    9402                                           yes
                                        ------------------------
    9406                                           yes
                                        ------------------------
5)  IBM 469X Point of Sale Products                no
                                        ------------------------
    IBM 4614 SureOne                               no
                                        ------------------------
6)  IBM Network Integration Products               yes
                                        ------------------------

IBM PERSONAL COMPUTER PRODUCTS (3)
1)  IBM PC Desktop                                yes
                                        ------------------------
2)  IBM PC Server                                 yes
                                        ------------------------
3)  IBM Mobile                                    yes
                                        ------------------------
4)  ASCII Terminals                               yes                        no               no
                                        ------------------------      ---------------     ---------
5)  Cables & Associated Products                  yes                        no               no
                                        ------------------------      ---------------     ---------
6)  PC Features & Options                         yes                        no               no
                                        ------------------------      ---------------     ---------

(1) When approved for other than IBM Personal Computer Products or IBM Printing Systems Company Products, additional terms apply. These terms are included in the attached Transaction Document, The IBM Distributor Schedule A.
(2)  Eligible Products are identified in Schedule A.
(3) Please refer to the IBM Personal Products Exhibit for details on direct acquisition criteria.

                                                          APPROVED TO MARKET TO:

ADDITIONAL PRODUCTS(1)                       IBM APPROVED REMARKETERS      ALL REMARKETERS     END USERS
                                                     (YES/NO)                  (YES/NO)        (YES/NO)
1)   IBM Graphics                                       no
                                             ------------------------
2)   Finance Products Category J1                       no
                                             ------------------------
3)   IBM Storage Products                               no
                                             ------------------------
     Category S1 Products                               no
                                             ------------------------
     Category S2 Products                               no
                                             ------------------------
     Category S3 Products                               no
                                             ------------------------
     Category S4 Products                               no
                                             ------------------------
     Category S5 Products                               no
                                             ------------------------
     Category S6 Products                               no
                                             ------------------------
     Category S7 Products                               no
                                             ------------------------

IBM PRINTING SYSTEMS COMPANY PRODUCTS
1)   Impact Printers                                    yes
                                             ------------------------
2)   Laser Printers                                     yes
                                             ------------------------
3)   Network Printers                                   yes
                                             ------------------------
4)   Printing Software                                  no
                                             ------------------------

SERVICES (3) (4)
1)   Product Services
     - Hardware Product Services                        yes
                                             ------------------------
     - Software Services                                yes
                                             ------------------------
2)   System Management Services
     - Systems Mgmt - Desktop &                         no
     Distributed                             ------------------------
     - Systems Mgmt - Data Center                       no
                                             ------------------------
3)   IT Environment & Infrastructure
     Services
     - Site & Connectivity Solutions                    no
                                             ------------------------
4)   Business & Technology Solutions                    no
                                             ------------------------
5)   Business Recovery Services                         yes
                                             ------------------------

FINANCING
1)   Financing                                          no
                                             ------------------------

Certain Products and Services, as we specify in your Exhibit, which we approved you to acquire from us will only be available from an IBM Supplier. In such case, the terms of the Agreement relating to your acquisition of Products and Services directly from us (for example, terms relating to the return and ordering of Products and Services) are not applicable. All other terms apply.

CERTIFIED PRODUCTS YOU ARE APPROVED TO MARKET.

       RS/6000 SP
------------------------   _________________________   _______________________
________________________   _________________________   _______________________

Exclusion, if applicable:

Although included by reference in Product approval, you are not approved for these individual Products.


________________________   _________________________   _______________________
________________________   _________________________   _______________________
________________________   _________________________   _______________________

(3) You may market this Service without the requirement to have marketed a Machine or Program.
(4) The terms or remarketing Services (other than shrink-wrap Services) are contained in other documents which we provide to you.

Minimum Annual Attainment:
     Product/Service                        Volume/Revenue   Measurement Period
                                                             Dates

     Contract in effect to
     ----------------------------------     ______________   __________________
     12/31/97
     ----------------------------------     ______________   __________________
     __________________________________     ______________   __________________
     __________________________________     ______________   __________________

Locations:

--------------------------------------------------------------------------------
  Location (street address, city, state, ZIP code)
--------------------------------------------------------------------------------
  888 Isom Road
--------------------------------------------------------------------------------
  Sam Antonio, TX 78216
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Assignment of Warranty Service Responsibility, if applicable:

You assign to us, or an IBM Premier Personal Computer Servicer, Warranty Service responsibility for the following Machines.

Type/Model          Type/Model          Type/Model          Type/Model

_______________     _______________     _______________     _______________
_______________     _______________     _______________     _______________
_______________     _______________     _______________     _______________
_______________     _______________     _______________     _______________

Unless you are assigning to us, please specify the name of the IBM Premier Personal Computer Servicer:

________________________________________

[IBM LOGO]                           International Business Machines Corporation
                                                          Armonk, New York 10504

                         IBM BUSINESS PARTNER EXHIBIT

                        IBM BUSINESS PARTNER AGREEMENT

                                                   Exhibit No.:  BPEX-05
                                                   Effective Date:  May 1, 1997

                              GENERAL INFORMATION

This Exhibit is designed to provide you with the Product information related to your IBM Business Partner relationship only. There are individual sections by Product family. We will provide you with those sections applicable to your Product Approval(s) along with your other Agreement documents. If you need additional information, these documents are available via IBMLink, or from your IBM representative.

Products included in this Exhibit are available for marketing only in conjunction with your Value-Added Enhancement unless otherwise specified.

Products included in this Exhibit may be available to Distributors. These available Products may be acquired at the discount indicated in this Exhibit, or they may be acquired at the discount specified in Distributor Schedule A. Products for which there is a discount specified in Distributor Schedule A are identified by an "A" in the DIST column in this Exhibit. If there is no "DIST" column, the Products are not available to Distributors.

Internal Use of Products
------------------------

Unless otherwise specified in this Exhibit, you may acquire Products included in this Exhibit which you are approved to market for internal use within your Business Partner operations.

1.  Internal use products are available to Business Partners approved under:

    .  Remarketer terms at the same discount as Products acquired for resale.

    .  Complementary (Fee Based) terms at a **** discount.

2. One license of each eligible licensed program authorized for your approved processor category may be acquired for each internal use processor.

Development and Demonstration Products
--------------------------------------

IBM Business Partners may obtain the quantity of Development/Demonstration System Products identified in this Exhibit for the Products they are approved to market. The indicated quantities may be acquired during each 12-month period, beginning on the date you are approved to market the Product. Products acquired under Development/Demonstration discounts and terms must be retained for a minimum of 12 months from the original Date of Installation.

     PRODUCT                              QUANTITY
     RS/6000 Processors                    ***
     POWERparallel Processors              ***
     AS/400 Processors                     ***
     Point of Sale Products*               ***
     Network Integration Products**        ***
     System/390 Processors                 ***
     Storage Systems Products              ***
     Finance Industry Processors           ***
     Printing Company Printers***          ***

* May acquire the quantities indicated for each machine type you are approved to market.
** In addition to approved Network Integration Solution Partners, Network Integration Products are available to IBM RS/6000, AS/400, System/390, and Point of Sale Business Partners for development, demonstration, or internal these installation.
*** This is limited to a maximum of two of any model of a Product you are approved to market.

IBM Licensed Programs are available for Development and Demonstration System installation at a *** discount, unless otherwise noted. One copy of each approved Licensed Program is available for each Development and Demonstration System. Process or Media charges associated with IBM Licensed Programs are not eligible for a discount.

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        A-1 of 9

                               REMARKETER TERMS


Inventory Returns - Inventory Adjustment Category (IAC)
-------------------------------------------------------

Inventory Adjustment Categories are specified in the Inventory Adjustment Category column in the attached Product Tables.

When a Product is indicated as returnable (IAC 2, 3, 4), the machine type/model and its associated field installable features and model conversions ordered from IBM as MES orders are eligible for return under the same IAC.

CATEGORY 1

Products indicated as IAC 1 are not eligible for return.

CATEGORY 2

Handling charge:   *** handling charge.

Maximum returns:   Number of units (within IAC 2) IBM shipped to you in the
                   preceding 4 month period, minus any returns. Products being returned must have been shipped to you by IBM during that preceding 4-month period.

Open box returns:  None allowed.

CATEGORY 3

Handling charge:   - No handling charge for up to *** of the prior calendar
                     quarter's net billings within IAC 3.

                   - *** handling charge for an additional *** of the prior
                     calendar quarter's net billings IAC 3.

Maximum returns:   *** of prior calendar quarter's net billings.

Open box returns:  Up to *** of returns.

CATEGORY 4

Handling charge:   No handling charge.

Maximum returns:   *** of prior calendar quarter's net billings within IAC 4.

Open box returns:  Up to *** of returns.

RETURN OF WITHDRAWN PRODUCTS:

Products eligible for return and announced as withdrawn from marketing by IBM:

     - must be returned by the return date specified in the withdrawal announcement; or
     - if there is no return date specified in the announcement, the request for return must be received by IBM within 60 days of the withdrawal announcement date.

RETURN OF PRODUCTS IDENTIFIED AS DEFECTIVE ON ARRIVAL (DOA):

You may return Products identified by us as Defective on Arrival (DOA) if a reasonable repair attempt was made (you requested IBM to repair). Such returns will not count in your allowable return percentages.

EXCLUSIONS:

The following may not be returned to IBM:

     -    Products ordered for Demonstration/Development System use.
     -    Non-Preloaded IBM Mid-Range Licensed Programs.

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        A-2 of 9

ADDITIONAL INVENTORY ADJUSTMENT TERMS:

IBM Licensed Programs shipped from IBM as PRE-LOADED on a processor may be returned under the Inventory Adjustment provisions when the processor is also returned. The PRE-LOADED Licensed Program is subject to the same Inventory Adjustment provisions as the processor on which it was shipped.

Returns will be deducted from all attainment.

All returns that exceed the stated limits will be returned to the Business Partner at their expense.

Returns can be made once each calendar month.

Price Decrease and Discount Increase Credits
--------------------------------------------

Unless stated otherwise, Products included in this Exhibit are eligible for Full Inventory Price Decrease and Discount Increase Protection.

Price Decrease and Discount Increase Credits apply to machine type/models, associated field installable features, and model conversions shipped from IBM as MES orders.

You may be required to report your inventory to us in order to receive a Price Decrease or Discount Increase Credit. We will specify in our announcement letter when, and in what format, reporting will be required.

You may only use these Credits after they are issued and only towards amounts then or thereafter due IBM.

IBM Licensed Programs
---------------------

Permission to Copy: IBM authorized remarketers are required to copy and redistribute IBM Licensed Programs that are included in this Exhibit unless otherwise noted.

For specified Programs, we do not approve you to copy and redistribute. We will ship such Programs to you, or your End User, upon receipt of the required information and documents. We will distribute any defect correction information, and subsequent Program releases, to you or your end user.

Programs we have specified may be marketed without your Value-Added Enhancement for use on non-IBM machines to any End User.

Only IBM Licensed Programs acquired for development system installation are eligible for the IBM testing period.

Upgrade Charges: For IBM Licensed Programs included in this exhibit, upgrades are available at the same discount as the installed Licensed Program for which the upgrade is being ordered unless otherwise specified in the Eligible Product Category.

Upgrades for purposes of this section are defined as Group to Group and any other field installable features available for the license.

Version to Version upgrades to a Licensed Program are available, and are identified in this exhibit as available for a discount, they are eligible for the same discount as an initial license order for the upgraded-to program.

Programs licensed under a Monthly License Charge (MLC) are not eligible for a discount, but may be eligible for a fee. Details are indicated in individual Program announcements. When your relationship terminates with an end user, or if you delegate your support responsibilities for a recurring charge program to IBM, the associated MLC fees will be discontinued.

For IBM Licensed Programs available with a Primary License Charge (PLC) and Annual License Charge (ALC), discounts, if any, apply only to the Primary License Charge. Annual License Charges may have unique IBM Remarketer pricing available.

Process or media charges associated with IBM Licensed Programs are not eligible for a discount.

Higher Education Software Consortium (HESC):  Solution Providers approved for
-------------------------------------------
the AS/400 and RS/6000 are eligible for the following HESC terms.

When you are approved for IBM Licensed Programs listed in this exhibit, that are also identified as eligible for the HESC (HESC Group List Z125-4199), you may be able to acquire them under the HESC provisions when the licenses are placed with an HESC qualifying end user. Eligible programs are identified in the HESC column of this Exhibit with the corresponding HESC group designation.

                                                                        A-3 of 9

Discount Provisions
-------------------

When a maximum discount is indicated for a specific product, the total of all available discounts may not exceed the stated maximum discount.

Field installed features and model conversions for Products included in this Exhibit may qualify for a discount, otherwise, the IBM Single Unit Price applies.

When model conversions are available at a discount, the discount will be the same as the MES discount of the converted-to model, unless otherwise noted.

Certain Products included in this Exhibit may be eligible for additional discount incentives which are in addition to the remarketing discount. IBM may change or withdraw additional discount incentive programs at any time.

End User Installation Reporting
-------------------------------

END USER INSTALLATION INFORMATION MUST BE REPORTED TO IBM WITHIN 10 DAYS OF THE DATE OF INSTALLATION FOR ALL PRODUCTS INCLUDED IN THIS EXHIBIT.

Warranty Service Information
----------------------------

Machines included in this Exhibit are Warranty Service Category A Machines unless specified otherwise in the Product Table. IBM does not authorize you to perform warranty service for Category A Machines.

See Warranty Service Attachment for Warranty Service Category B Machines.

Cancellation Charges
--------------------

Cancellation charges apply to the Products included in this Exhibit unless otherwise noted.

Please refer to the Business Partner Operations Guide to determine applicable cancellation charges.

Business Partner Project Discount Guidelines
--------------------------------------------

IBM Business Partners may be eligible for the IBM Project Discount in addition to their base discount identified in their Profile and this exhibit. The Project Discount is applicable to all products included in this exhibit, excluding IBM Printing Systems Co. printers and IBM Networking Products included in Categories D and D1.

IBM Protect Discount
--------------------

A Project is defined as an engagement by an IBM remarketer with a single End User Customer which results in IBM revenue from that remarketer of at least one million dollars for that specific End User engagement spanning a period of up to two years.

The Project Discount may be ***, ***, or *** based on the total amount of IBM revenue (based on net billed amount) realized for products ordered directly from IBM for one "project." However, for any given Product, the sum of the remarketer's base discount and the Project Discount may not exceed *** (excluding discount cap exceptions listed below). Eligible Products will be price protected for the term of the project, not to exceed two years from the start date of the project, at the IBM net price available to the remarketer at the date the first order is received by IBM for the first order for the project.

 . Discount Cap Exceptions

     -    The maximum Project Discount is *** for Federal End Users.
     -    System/390 Products do not have a maximum Project Discount.
     - The following Category A1 Products have a *** maximum Project Discount for both commercial and Federal End Users:

          5696-041  Professional CADAM View
          5696-138  Professional CADAM Drawing Mark-up Facility
          5696-706  Professional CADAM Variational Design System
          5696-885  Professional CADAM Graphics Enabler
          5696-938  Professional CADAM MCX Translator
          5697-258  Professional CADAM Hybrid Raster

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        A-4 of 9

          5756-091  Professional CADAM 3D Surface Design
          5756-092  Professional CADAM Manufacturing System
          5756-093  Professional CADAM Machining Center
          5756-094  Professional CADAM Interactive Design
          5756-095  Professional CADAM Access IUEing System
          5756-096  Professional CADAM Interactive Solids Design
          5756-295 Professional CADAM CADEX: Intelligent Data Integrator 5756-296 Professional CADAM MCAE Interfaces
          5756-297  Professional CADAM AEC Schematics
          5626-CCD  CATIA/CADAM Drafting
          5626-IUE  CATIA/CADAM IUE
          5626-MCX  CATIA/CADAM MCX Translator
          5626-RAS  CATIA/CADAM Hybrid Raster
          5626-MU2  CATIA/CADAM 2D Markup and Annotation

 . Project Discount Schedule

     - *** when IBM project revenues are equal to or greater than $1.0M, but less than $2.5M.
     - *** when IBM project revenues are equal to or greater than $2.5M, but less than $5.0M.
     -    *** when IBM project revenues are equal to or greater than $5.0M.

All Current Discount Maximums indicated in this exhibit continue to apply.

Please refer to IBM announcement letter 595-035 dated May 9, 1995, for additional details.

IBM CREDIT FOR SELECTED NETWORKING PRODUCTS OFFERING

Effective October 1, 1996, if you are approved to sell IBM networking products, you can receive a credit for selected networking products that are installed at end-user locations during a calendar year quarter. The selected products that are eligible for credit are those included in Category D.

The credits will be based on the IBM total Billed Value of the eligible machine type and features installed during the quarter. The following table will be used to determine your credit.

     IBM Billed Value of         Credit
     Quarterly Sales             Percent

        ***                        ***
        ***                        ***
        ***                        ***
        ***                        ***
        ***                        ***


You can combine this offering with the base remarketing discount specified in the IBM Business Partner Exhibit.

Eligible products acquired under a project discount or special bid discount and sold during the quarter will be included in the total Billed Value of Quarterly Sales to determine eligible credit percent; however, they will not be included in the calculation of your quarterly credit. Those products that were in your inventory as of October 1, 1996 will be included.

This offering cannot be combined with any other discount, credit, rebate, or bonus on the eligible products.

At the end of each quarter, the remarketer must complete the designated Credit Certification Form to qualify for the credit. This offering will be effective for products installed in fourth quarter 1996 and for each quarter thereafter until such time that IBM elects to modify or withdraw this offer.

IBM reserves the right to modify or withdraw this offering at any time.

Additional details are available in IBM Announcement, 596-158, dated 10/29/1996.

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        A-5 of 9

Federal Remarketing
-------------------

Federal End User Definition

The following definition of "end user" applies when marketing to Federal Government accounts:

1. "Federal End User" includes federal government agencies or any other entity listed in GSA Order ADO 4800.2D, including those entities listed in Appendices A, B, and C of the Order, and any successor Order which may be published by the GSA in the Federal Register. The term Federal End User also includes federal government cost reimbursement prime contractors and management and operating contractors that receive proper authorization under FAR Part 51 from federal agencies to make federal purchases or acquisitions where licenses granted and title to equipment vest in the federal government.

2. The IR may propose an integrated solution through a higher-tier federal contractor in fulfillment of a specific government procurement where title to the IBM equipment passes directly to the federal government. In no event shall the IR permit transfer of title for any IBM equipment purchased under this Agreement to other than the federal government. Under no circumstances may the IR assign any of its responsibilities under the IR Agreement to the Federal End User.

Additional Terms for Federal Sales

1. Addition to Remarketer General Terms (Z125-4800), Section 25, Ending the Agreement.

   For federal contract (excluding GSA Schedule contract) obligations only.

   In the event IBM terminates this Agreement without cause, we will permit you to continue to provide Products under the terms of this Agreement through the date on which this Agreement would otherwise have ended had it not been terminated by IBM. The industry remarketer agrees to promptly withdraw any bids that include IBM products and services which were anticipated to have been obtained under this Agreement, unless IBM and the industry remarketer are able to agree to terms and conditions under the Federal Systems Integrator (FSI) Program (or similar or successor program) for the bid as offered.

2. Buy American Act/Trade Agreements Act (BAA/TAA).

IBM makes no representation or certification regarding the domestic or foreign origin of products provided by IBM.

                                                                        A-6 of 9

                              COMPLEMENTARY TERMS


The terms of this section are in addition to those of the IBM Business Partner Agreement and apply to Business Partners approved under the Complementary Marketing Terms Attachment or the Systems Integrator Attachment.

We specify a fixed dollar fee (Fee Opportunity) or a percent (Fee Percent) for each Product. A description of each fee follows:

BASE AMOUNT COMPENSATION

The fee-based Solution Provider will determine the End User's discount percent (up to the maximum percent identified as the fee opportunity for the Product in the product table) which determines the amount invoiced to the Customer. The compensation received by the fee-based Solution Provider is the difference between the fee opportunity percent less the percentage discount provided to the customer (exclusive of taxes). The Product price to the customer cannot be more than the Product's list price as set by IBM at time of installation.

FEE COMPENSATION

If we specify a fee percent (used to determine the fee paid to you) for each Product, we apply it to the Product's one-time or recurring charge as invoiced to the Customer (exclusive of taxes), unless specified otherwise. For a recurring charge, we apply the fee percent to 1) 12 times the monthly charge or
2) the sum of the initial charge and the annual charge. Additional fees may be paid on other opportunities as outlined in this Exhibit.

IBM NET REVENUE

IBM Net Revenue is determined, where applicable, by:

1. the net purchase price or net one-time charge for an eligible Product;

2. the net revenue to IBM under a Product trade-in or asset exchange transaction;

3. for a recurring charge Product, an amount equal to 12 times the net monthly charge; or

4. the sum of the net initial license charge and net first annual license charge amounts, for a licensed program to which such charges apply.

CONDITIONS WHERE THERE IS NO COMPENSATION

Compensation for the following items will not be included in any element of this plan, unless we specify otherwise.

 . Placements of Products and other IBM offerings for which the IBM branch office responsible for the Customer receives no revenue.
 . Placement of Products acquired directly from IBM which are not ordered through the IBM Advanced Administration System (AAS).
 . The fee-based Solution Provider is performing as an IBM subcontractor for a Customer and the subcontractor tasks duplicate any of the Marketing Activities for the Customer.
 . Placements of Products by other IBM Complementary Business Partners or IBM
  Remarketers.
 . Temporary installations: IBM machine or programs installed at one customer location, for the purposes of testing or demonstration, that the customer intends to move to another location within a short period of time.
 . Products sold by IBM under a special bid contract approved by the IBM Federal
  Integrator Channel Department.
 . Products acquired for use outside of the United States and Puerto Rico, unless stated otherwise in this Exhibit.
 . Products acquired from non-IBM authorized sources.
 . Products acquired for resale.
 . Products sold without the IBM logo.
 . Products acquired by IBM subsidiaries or IBM employees.
 . Publications, supplies, cables, or accessories.
 . Taxes, separately itemized or invoiced.

                                                                        A-7 of 9

LEGEND
------

ASRP   Annual System Revenue Performance

CERT   Certification required "Y" (yes) or "N" (no).

DIST Where indicated with an "A" in this column, the Product is available at the discount specified in the Distributor Schedule A.

FEE    FEE Opportunity

HESC Products eligible for the Higher Education Software Consortium (HESC) are identified by their HESC group designation.

IAC    Inventory Adjustment Category

INST   Products included in this Exhibit are identified as Installation by IBM
       (IBI) or Customer Set Up (CSU) in the "INST" column of the Eligible Product Tables.

       CSU   Customer Set Up

       IBI Installation by IBM (It is required that IBM perform the installation.)

LIC    Product requires a License for Internal Code "Y" (yes) or "N" (no).

NA Using "Y" to denote yes and "N" to denote no, Products indicated with a "Y" in the NA (North America) column may be acquired in either Canada or the United States and marketed in either Canada or the United States.

PRO    Price Reduction Credit Category

VAE    Value-Added Enhancement required "Y" (yes) or "N" (no).

                                                                        A-8 of 9

                            ELIGIBLE PRODUCT TABLE

---------------------------------------------------------------------------------------------------------------
                                                        SYSTEM OR PRODUCT TYPES
---------------------------------------------------------------------------------------------------------------
                                                                        Network
                                                            IBM POS   Integration                 Storage
Product Categories                 RS/6000        AS/400    Products   Products    System/390     Products
---------------------------------------------------------------------------------------------------------------
Primary                               A             B         C C1         D          E E1
---------------------------------------------------------------------------------------------------------------
ASSOCIATED PRODUCTS
 HARDWARE:
                                -------------------------------------------------------------------------------
  Displays                          G1 G2         G1 G2                   G2           G2
                                -------------------------------------------------------------------------------
  Storage Media                       H2          H1 H2                              H1 H2
                                -------------------------------------------------------------------------------
  Miscellaneous                 K K1 K2 K4 K5   K K1 K2 K5     K        K K1 K2     K1 K2 K5

---------------------------------------------------------------------------------------------------------------
Finance Industry Products             J1            J1                                 J1
---------------------------------------------------------------------------------------------------------------
Storage Products                S1 S2 S3 S5 S6   S1 S2 S3                 S6         S1* S2    S1 S2 S3 S5 S6
---------------------------------------------------------------------------------------------------------------
IBM Printing Co. Printers             P1            P1         P1         P1           P1
---------------------------------------------------------------------------------------------------------------
IBM Licensed Program             A A1 D1 F M     B B1 F N      C        D1 M N        E2 F           SS
 Categories                       O R SS X Y     O R SS X      C2       O SS Y        O Y
---------------------------------------------------------------------------------------------------------------
IBM Service Offerings                Yes           Yes        Yes         Yes         Yes           Yes
---------------------------------------------------------------------------------------------------------------
IGN
---------------------------------------------------------------------------------------------------------------
NOTE:

*  9348 only
---------------------------------------------------------------------------------------------------------------


                    BUSINESS PARTNER EXHIBIT PRODUCT TABLES

DOCUMENT NAME    DESCRIPTION

5505             Business Partner Exhibit General Terms
RISC             RS/6000 BP Product Table
AS400            AS/400 BP Product Table
POS              Point-of-Sale BP Product Table
NETW             Network Integration BP Product Table
S390             System/390 BP Product Table
ASSOC            Associated Products BP Product Table
FIN              Finance Industry BP Product Table
STOR             Storage Products BP Product Table
PRINT            Printing Systems Company BP Product Table
FEE              Fee Based Only Products BP Product Table
SVC              Services Offerings BP Product Table
IGN              Global Network Complementary Marketer Table


BUSINESS PARTNER PROFILE
APPROVED PRODUCT            RELATED EXHIBIT DOCUMENTS

RS/6000:                    Z1255505; RISC, ASSOC, FIN, STOR, SVC, PRINT, FEE.
AS/400:                     Z1255505; AS400, ASSOC, FIN, STOR, SVC, PRINT, FEE.
Point-of-Sale:              Z1255505; POS, ASSOC, SVC, PRINT, FEE.
Network Int:                Z1255505; NETW, ASSOC, STOR, SVC, PRINT, FEE.
System/390:                 Z1255505; S390, ASSOC, FIN, STOR, SVC, PRINT, FEE
Storage:                    Z1255505; STOR, SVC, FEE.
Printer Remarketer:         Z1255505; PRINT, SVC, FEE.
IGN:                        Z1255505; IGN

                                                                        A-9 of 9

                           IBM RS/6000 PRODUCT TABLE

Products included in this Product Table are available to IBM Business Partners approved for the IBM RS/6000 system. Category A Products are eligible for the discounts or fees identified in the RS/6000 Discount Schedule below. Individual Business Partners' specific discounts are identified in their Business Partner Profiles. RS/6000 Business Partners may also acquire Products from the Associated Products Product Tables in this Exhibit in Categories D1, F, G1, G2, H2, J1, J2, K1, K2, K4, K5, M, O, P1, S1, S2, S3, S5, S6, SS, X, and Y.
Products acquired from these Product Tables, as well as Products acquired from the Associated Products Product Tables, aggregate toward the RS/6000 Annual System Revenue Performance unless otherwise noted.

----------------------------------------------------------------------------------------------
ANNUAL SYSTEM REVENUE PERFORMANCE   REMARKETING DISCOUNT   HARDWARE DEMO/DEV  FEDERAL HARDWARE
                                                               DISCOUNT           DISCOUNT
----------------------------------------------------------------------------------------------
           ***                              ***                  ***                ***
           ***                              ***                  ***                ***
           ***                              ***                  ***                ***
           ***                              ***                  ***                ***
           ***                              ***                  ***                ***
           ***                              ***                  ***                ***
           ***                              ***                  ***                ***
----------------------------------------------------------------------------------------------

CATEGORY A

MACHINES(1)

MES orders for machines included in this Category are available at a *** Remarketing discount and a *** Federal discount.

------------------------------------------------------------------------------------------------------------------------------------
 MACHINE            DESCRIPTION             FEE   FEE    N    D   L   I    I                          NOTES
  TYPE                                     OPTY          A    I   I   A    N
                                                              S   C   C    S
                                                              T            T
------------------------------------------------------------------------------------------------------------------------------------
6094(4)   Spaceball 3-D Input Device                                            (1) You are authorized to initially install your
          Models 030 and 040                ***   ***    Y    A   N    2  CSU       programs and related IBM Licensed Programs, at
7006      RS/6000 Graphic Workstation       ***   ***    Y    A   Y    4  CSU       your authorized location, on RS/6000 processors
7009      RS/6000 Compact Server            ***   ***    Y    A   Y    4  CSU       subject to the provisions of the IBM Business
7011      POWERstation/POWERsvr             ***   ***    Y    A   Y    4  CSU       Partner Agreement, Remarketer Term Attachment.
7012      POWERstation/POWERsvr             ***   ***    Y    A   Y    4  CSU
7013(2)   POWERstation/POWERsvr             ***   ***    Y    A   Y    4  IBI
7015(6)   POWER/SERVER                      ***   ***    Y    A   Y    4  IBI   (2) 7013 models J01 and J30 are CSU.
7016      POWERstation                      ***   ***    N    A   Y    2  IBI       MES features and model conversions remain IBI.
7024      RS/6000 Server                    ***   ***    Y    A   Y    4  CSU
7025      RS/6000 Server                    ***   ***    Y    A   Y    4  CSU   (3) The 0463 is NOT eligible for Price Reduction
7026      RS/6000 Workgroup Server          ***   ***    N    A   N    4  IBI       Protection.
7030      RS/6000 Graphic Workstation       ***   ***    Y    A   Y    4  CSU
7043      RS/6000 43P
          Workstation/Commercial Server     ***   ***    N    A   Y    4  CSU   0463-001  SW Customization for AIX/6000
7236      MediaStreamer Analog Subsystem    ***   ***    N    A   Y    4  IBI   0463-002  Prestoserve Factory Inst'n Opt
7237      RS/6000 Graphic Accelerator       ***   ***    Y    A   N    1  IBI   0463-SW1  CCS SW Package Solutions
7247      ThinkPad Power Series 820         ***   ***    N    A   N    4  CSU
7248(4)   RS/6000 43P PowerPC Workstation   ***   ***    Y    A   N    4  CSU   (4) These Products are available for marketing
7249      ThinkPad Power Series 850         ***   ***    N    A   N    3  CSU       without the standard Value-Added Enhancement
          RS/6000 Notebook 860              ***   ***    N    A   Y    4  CSU       requirement.
7250      Power GXT1000 Graphic
          Accelerator                       ***   ***    Y    A   Y    2  IBI   (6) The 7015 Model R00 System Rack is available
7317      RS/6000 Telecommunications                                                in Category S5.
          Server                            ***   ***    N    A   N    4  IBI
7318      Serial Communications Network
          Server                            ***   ***    Y    A   Y    2  CSU   (8) Individual authorization is required for IBM
7319      Fiber Channel Switch/Adapter      ***   ***    Y    A   Y    2  IBI       RS/6000 remarketers to be eligible to market
7999(17)  Model RS6 RS/6000 Pseudo-Mach     ***   ***    -    -   -    -   -        the IBM POWERparallel System Type 9076.
0463(3)   Software Customization/Factor
          Install Opt                       ***   ***    N    -   N    1  CSU
9076(8)   POWERparallel System 2 (SP2)
          Scalable Parallel Processor       ***   ***    Y    A   Y    2  IBI
------------------------------------------------------------------------------------------------------------------------------------

NOTE:
(17)  The terms and conditions of features ordered using this pseudo-machine are the same as the RS/6000 machine in which they are installed.  The *** MES discount applies to orders using the pseudo-machine.
------------------------------------------------------------------------------------------------------------------------------------

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        B-1 of 6

IBM LICENSED PROGRAMS


Complementary Marketing fee percentages are as follows: Central Order = *** TBO Order = ***

------------------------------------------------------------------------------------------------------------------------------------

                                                                        H   N  D
                                                                        E   A  I
    PROGRAM                                                             S      S
     NUMBER                       PROGRAM DESCRIPTION                   C      T                    NOTES
------------------------------------------------------------------------------------------------------------------------------------

5601-263(9)       AIX Personal Computer Simulator/6000                  IG  Y  A  For Processor Group Information refer to Exhibit
5601-457(14)      AIX XStation Manager                                  IG  Y  A  IBM RS/6000 Machines (Z125-8309).

5621-013          AIX Optimization Subroutine Library/6000               -  N  A  (9)  Maximum Remarketing Discounts:

5622-063(17)      CMVC for SunOS                                         -  N  A       5601-263 Processor categories D5 & E5
5622-129          DB2 Client Application Enabler/2                       -  N  A       = ***
5622-242          IBM NetView FTP Client for AIX                         -  Y  A       5765-526 = ***
                                                                                       5765-083 = ***
5648-127          IBM Intelligent Miner for AIX                          -  N  A
5648-B08          IBM Network Station Browser                            -  N  A  (10) Permission to copy is NOT granted for the
                                                                                       following Licensed programs:
5692-ADV          IBM Software Upgrade Protection Plan for AIX and       -  Y  A
                  UNIX                                                                 5696-623  5696-624
5696-623(10, 14)  AIX Performance Toolbox/6000                          IH  Y  A       5696-735  5696-925
5696-624(10, 14)  AIX Performance Aide/6000                             IH  Y  A       5765-083  5765-421
5696-658(14)      AIX HIPPI Driver Group/6000                            -  Y  A       5765-423  5765-448
5696-893(14)      IBM InfoCrafter for AIX V2                            IG  Y  A       5765-496  5765-526
5696-898          IBM InfoExplorer Licensed Extension V1                IG  Y  A       5765-598  5765-599
5696-902(14)      IBM Distributed SMIT for AIX V2.1                     IH  Y  A       5765-628  5765-651
5696-904          IBM AIX Windows Display PostScript V1.1               IH  Y  A       5799-QQP  5765-653
5696-906(14)      IBM Multimedia Services V2.1 for AIX                   -  Y  A
5696-907(14)      PEX and PHIGS V4.1 for AIX                            IG  Y  A  (14) Version to Version upgrades are eligible
5696-919          IBM Hypertext Information Base Libraries V1           IG  Y  A       for the same discount as an initial license
5696-923(14)      AIX HACMP/6000                                        IJ  Y  A        order for the upgraded-to program.
5696-926          IBM AIXlink/X.25 V1.1                                  -  Y  A
5696-933(14)      HACMP for AIX V4                                      IJ  Y  A
5696-393(14)      OpenGL and GL 3.2, V4.1 for AIX                       IG  Y  A
5696-934          IBM SNA Application Access for AIX                     -  Y  A
5696-944          IBM SNA Client Access for AIX                          -  Y  A

5697-021(14)      IBM Netware for AIX                                    -  Y  A
5697-204          IBM Wireless Network Access Server                     -  N  A
5697-213          Multimedia Server for AIX                             IH  Y  A
------------------------------------------------------------------------------------------------------------------------------------


   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        B-2 of 6

IBM LICENSED PROGRAMS

---------------------------------------------------------------------------------------------------------------------------------
                                                                      H         D
                                                                      E         I
     PROGRAM                                                          S   N     S
      NUMBER             PROGRAM DESCRIPTION                          C   A     T                 NOTES
---------------------------------------------------------------------------------------------------------------------------------
5765-001(14)      IBM AIX DirectTalk/6000                             -    Y    A   For Processor Group Information refer to
5765-003          Numerical Control Post Processor Generator          -    N    A   Exhibit IBM RS/6000 Machines (Z125-8309).
                  Library/6000
5765-011(14)      AIX X-Windows 3270 Emulator/6000                   VI    Y    A   (9)  Maximum Remarketing Discount:
5765-012          AIX APL 2/6000                                      -    Y    A
5765-042(14)      IBM AIX ESSL/6000                                   -    Y    A        5765-526 = ***
5765-083(9,10,16) IGES Processor for AIX and UNIX                     -    N    A
5765-091(14)      AIX Host Link/6000                                 IJ    N    A   (10) Permission to copy is NOT granted for
5765-092(14)      AIX Communications System/6000                     IJ    N    A        the following Licensed Programs:
5765-093(14)      AIX Tools/6000                                     IJ    N    A
5765-094          AIX Communication Protocol Programs/6000           IJ    N    A
5765-096          AIX Data Collection Device Support/6000            IJ    N    A        5696-623  5696-624
5765-097(14)      AIX Entry Communications System/6000               IH    N    A        5696-735  5696-925
5765-151          IBM AIX Speech Single User/6000                    IJ    N    A        5765-083  5765-421
                                                                                         5765-423  5765-448
5765-176(14)      AIX XL Fortran Compiler/6000                       IG    Y    A        5765-496  5765-526
5765-195          AIX 5086 Connectivity Enabler/6000 V1               -    N    A        5765-598  5765-599
5765-198          IBM AIX Query/6000                                  -    N    A        5765-628  5765-651
5765-202(17)      CMVC for HP-UX                                      -    N    A        5799-QQP  5765-653
5765-207(14)      IBM CMVC for AIX Systems                           IH    Y    A
5765-217          DB2 Client Application Enabler/DOS                  -    N    A   (12) When marketed under a monthly license
5765-218          DB2 Client Application Enabler/6000                 -    N    A        charge, these programs are eligible for a
5765-227(17)      Loadleveler for SUNOS SparCstation Systems          -    N    A        monthly fee payment equal to *** of the
5765-228(17)      Loadleveler for Silicon Graphics, IRIX              -    N    A        monthly license charge for remarketed
5765-245          AIX XL Pascal Compiler/6000                        IG    Y    A        orders and *** of the monthly charge
5765-261          IBM AIX SNA Gateway/6000 V2                         -    N    A        for development or demonstration system
5765-268          IBM AIX Async Terminal Server-Accelerator/6000 for                     orders.
                  Ethernet                                            -    Y    A
5765-273          IBM Printing Systems Manager for AIX                -    N    A
5765-287(17)      Loadleveler for HP-UX Systems                       -    N    A   (13) Aggregation toward Annual System Revenue
5765-297          Parallel I/O File System R2                         -    N    A        Performance does not apply.

5765-326          IBM Visualizer Query for AIX/6000                   -    N    A   (14) Version to Version upgrades are eligible
5765-328          DB2 Parallel Edition for AIX/6000                  VI    Y    A        for the same discount as an initial
5765-382          IBM AIX NetBIOS and IPX and SPX Support/6000        -    Y    A        license order for the upgraded-to program.
5765-392          IBM Parallel OSL for 9076/SP2 and SP1 Systems      VI    Y    A
5765-393(14)      IBM AIX Version 4.1                                IG    Y    A   (15) Standard Remarketing Discount:
5765-397(17)      CMVC for Solaris                                    -    N    A
5765-398(14)      IBM 3270 Host Connection for AIX                   IG    N    A        5765-496 = ***
5765-400(14)      IBM UIM/X for AIX                                  IH    Y    A        5765-B92 = ***
5765-418          IBM Data Encryption Standard Library Routines       -    Y    A
5765-421(10,14)   IBM C Set ++ for AIX                               IG    Y    A   (16) The federal discount for this Product is:
5765-422(13,14)   IBM Parallel ESSL for AIX V4                       VI    Y    A
5765-423(10)      IBM C for AIX                                      IG    Y    A        5765-083 = ***
5765-435          IBM NetView FTP Server for AIX                      -    Y    A
                                                                                    (17) Available for marketing without the
5765-448(10,17)   C Set + + for Solaris Operating System              -    N    A        standard Value-Added Enhancement
5765-449(12)      IBM MERVA for AIX                                   -    N    -        requirement:
5765-496(10,14,15)IBM Automatically Programmed Tool for AIX (APT/WS)  -    N    A
5765-505(14)      Print Services Facility for AIX V2                  -    N    A        5622-063  5765-202
5765-509(14)      Soft5080 for AIX V3                                 -    Y    A        5765-227  5765-228
5765-526(9,10,14) IBM XL FORTRAN Runtime Environment for AIX         IG    Y    A        5765-287  5765-397
5765-528(14)      Soft5080 for AIX V4                                 -    Y    A        5765-448  5765-598
                                                                                         5765-599  5765-628
----------------------------------------------------------------------------------------------------------------------------------

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        B-3 of 6

IBM LICENSED PROGRAMS

----------------------------------------------------------------------------------------------------------------------------------
                                                                            H        D
                                                                            E        I
  PROGRAM                                                                   S   N    S
   NUMBER                      PROGRAM DESCRIPTION                          C   A    T                  NOTES
----------------------------------------------------------------------------------------------------------------------------------
5765-529            AIX Parallel System Support Program V2                  VI  Y    A  (10) Permission to copy is NOT granted
5765-541            IBM Printing Systems Manager GUI for AIX                 -  N    A       for the following Licensed Programs:
5765-542            IBM Soft 5080 for AIX V2                                 -  N    A       5696-623     5696-624
5765-543(13,14)     Parallel Environment for AIX V2                         VI  Y    A       5696-735     5696-925
5765-544(13,14)     IBM PVME for AIX V2                                     VI  Y    A       5765-B57     5765-C32
5765-550(14)        IBM NetBIOS and IPX/SPX                                  -  Y    A       5765-083     5765-421
5765-551            AIX HIPPI/6000                                           -  Y    A       5765-423     5765-448
5765-552            Starworks for AIX V2                                     -  N    A       5765-496     5765-526
5765-560(14)        5086 Connectivity Enabler for AIX V2                     -  Y    A       5765-598     5765-599
5765-588            IGES Doctor for AIX and UNIX                             -  N    A       5765-624     5765-628
5765-591            IBM Soft 5080 Hostconnect for AIX                        -  N    A       5765-651     5765-653
5765-598(10,13,17)  IBM NWAYS Campus Manager-ATM for HP-UX V1                -  N    A       5799-QQP
5765-599(10,13,17)  IBM NWAYS Campus Manager Suite for HP-UX V1              -  N    A
5765-603            ESCON Channel Connectivity                               -  Y    A  (13) Aggregation toward Annual System
5765-604            Block Multiplexer Channel                               IH  Y    A       Revenue Performance does not apply.
5765-624(10)        Netscape Catalog Server V1                              IH  N    A
5765-628(10,13,17)  IBM NWAYS Campus Manager-LAN for HP-UX V1                -  N    A  (14) Version to Version upgrades are
5765-637            IBM Network Tape Access and Central System (NetTape)     -  Y    A       eligible for the same discount as an
                    for AIX                                                                  initial license order for the
5765-638            IBM Internet Connection Server for AIX                   -  N    A       upgraded-to program.
5765-643            IBM NetTape Tape Library Connection                      -  Y    A
5765-651(10)        Windows NT                                               -  Y    A
5765-653(10,14)     Solaris V2 Desktop Operating System                      -  Y    A  (15) Standard Remarketing Discount:
5765-654            IBM Performance Toolbox for AIX V2                      IH  N    A
5765-655            AIX V4                                                   -  Y    A       5765-496 = ***
5765-657            IBM XL Fortran RTE for AIX V4                            -  N    A       5765-C17 = ***
5765-658            IBM XL Fortran for AIX V4                                -  N    A       5765-C18 = ***
5765-659            Open GL and GL 3.2 for AIX                               -  N    A
5765-660            PEX and PHIGS for AIX                                    -  N    A  (17) Available for marketing without the
5765-A25            High Availability Geographic Cluster for AIX             -  N    A       standard Value-Added Enhancement
5765-A86            HACMP for AIX V4                                         -  N    A       requirement:
5765-B57            AIX MediaStreamer V1                                     -  N    A
5765-B61            VideoCharger Server for AIX V1                           -  N    A       5765-448
5765-B67            Interactive Session Support (ISS) for AIX                -  N    A       5765-598
5765-B96            DCE Manager for AIX V2                                   -  N    A       5765-599
5765-C17(15)        IBM ARTour Gateway and Mobile Clients                    -  N    -       5765-628
5765-C18(15)        IBM ARTour Web Express Server and Client                 -  N    -
5765-C32(10)        Check Point's Firewall-1 V3 for AIX                      -  N    A  (18) Single Remarketing Discount for
5765-C34            Repackaged AIX 4.1 and 4.2                               -  N    A       5799-QQP = ***.  A limit of one
                                                                                             demonstration/development license per
5777-WCN            IBM AIX Speech Client/6000                              IJ  Y    A       contract period applies.
5777-WCP            IBM Speech Client/2                                      -  Y    A
5777-WCQ            IBM AIX Speech Server/2                                 IJ  Y    A

5799-QQP(10,18)     7596 Distributed Resource Broker PS0156                  -  N    -

----------------------------------------------------------------------------------------------------------------------------------

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        B-4 of 6

CATEGORY A1

VALUE-ADDED ENHANCEMENT QUALIFYING LICENSED PROGRAMS

The following IBM Licensed Programs are available to RS/6000 Business Partners who have been approved for these products as their Approved Value-Added Enhancement. These Products are eligible for the discounts specified in this subsection and are aggregated toward the RS/6000 Annual System Revenue Performance.

IBM LICENSED PROGRAMS

Complementary Marketing fee percentages are as follows: Central Order = *** TBO Order = ***

----------------------------------------------------------------------------------------------------------------------------------
                                                                      D
                                                                      I
  PROGRAM                                                       RMKT  S
  NUMBER           PROGRAM DESCRIPTION                          DISC  T                       NOTES
----------------------------------------------------------------------------------------------------------------------------------
             PROFESSIONAL CADAM:                                          For Processor Group Information refer to Exhibit IBM
                                                                          RS/6000 Machines (Z125-8309).
5696-041(2)  View                                               ***   -
5696-138(2)  Drawing Mark-Up Facility                           ***   -   If a Program is offered under a Primary License
5696-706(2)  Variational Design System                          ***   -   Charge/Annual License Charge, the indicated discount
5696-885(2)  Graphics Enabler                                   ***   -   applies only to the Primary License Charge.
5696-938(2)  MCX Translator                                     ***   -
                                                                          Note:  The *** Development Discount is applicable to
5697166(1)   Total Info and Plan Sys FM                         ***   A          the OTC only.
5697-258(2)  Hybrid Raster                                      ***   -

5756-091(2)  3D Surface Design                                  ***   -   (1)    Version to Version upgrades are eligible for the
5756-092(2)  Manufacturing System                               ***   -          same discount as an initial license order for the
5756-093(2)  Machining Center                                   ***   -          upgraded-to program.
5756-094(2)  Interactive Design                                 ***   -
5756-095(2)  Access IUE                                         ***   -  (2)     Permission to copy is NOT granted for this
5756-096(2)  Interactive solids Design                          ***   -          program.
5756-295(2)  CADEX:  Intelligent Data Integrator                ***   -
5756-296(2)  MCAE Interfaces                                    ***   -
5756-297(2)  AEC Schematics                                     ***   -

5765-020     Numerical Control Post Processor Generator/6000    ***   -
5765-068     CAMkit/6000                                        ***   -
5765-474(2)  IBM 3D Interaction Accelerator                     ***   -

             CATIA:

5626-CCD(2)  CADAM Drafting                                     ***   -
5626-IUE(2)  CADAM IUE                                          ***   -
5626-MU2(2)  CATIA/CADAM 2D Mark and Annotation                 ***   -
5626-MCX(2)  CATIA/CADAM MCX Translator                         ***   -
5626-RAS(2)  CATIA/CADAM Hybrid Raster                          ***   -

             IBM ARCHITECTURE & ENGINEERING SERIES:

5696-054(1)  Graphics Application                               ***   A
5696-055(1)  Rendering application                              ***   A
5696-057(1)  HVAC Application                                   ***   A
5696-060(1)  Structural Application                             ***   A
5696-061(1)  Piping Application                                 ***   A

5799-AES     A&ES Base Graphics NT/95 P99000                    ***   A
-----------------------------------------------------------------------------------------------------------------------------------

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        B-5 of 6

                IBM NETWORK INTEGRATION LICENSED PROGRAMS TABLE

The IBM Network Integration Licensed Programs identified in this table are available to eligible IBM RS/6000 Business Partners at the discounts or fees referenced below.

CATEGORY D1

Complementary marketing fee percentages are as follows: Central Order = *** TBO Order = ***

----------------------------------------------------------------------------------------------------------------------------------
                                                                      H            D
                                                                      E            I
     PROGRAM                                                          S   RMKT  N  S
     NUMBER                       PROGRAM DESCRIPTION                 C   DISC  A  T                    NOTES
----------------------------------------------------------------------------------------------------------------------------------
5648-016(1,2,3,6)  Multiprotocol Network Program                       -  ***   N  A  (1)  Version to Version upgrades eligible for
                                                                                           the same discount as an initial license
                   NETWORK MANAGEMENT FAMILY                                               order for the upgraded-to program.

5621-107           AIX NetView Service Point                          IH  ***   Y  A  (2)  Not available for copy/redistribution
5696-728(5)        NetView for Sun Solaris                             -  ***   Y  A       and may only be ordered pre-loaded on
5696-731(1)        NetView for AIX V3                                 IH  ***   Y  A       the IBM  6611 Network Processor.
5696-905(1)        NetView Entry for AIX V3                           IH  ***   Y  A
                                                                                      (3)  Federal discount:
5697-B10(4)        IBM Nways Campus Mgr Suite for HP-UX V2             -  ***   N  A
5697-B11(4)        IBM Nways Campus Manager LAN for HP-UX V2           -  ***   N  A       5648-016 = ***
5697-B12(4)        IBM NWAYS Campus Manager ATM for HP-UX V2           -  ***   N  A
5697-B18(4)        IBM Nways Campus Manager ReMon for HP-UX V2         -  ***   N  A  (4)  Permission to copy is not granted for
5697-B20(4)        IBM Nways Campus Mgr ReMon Advanced for HP-UX V2    -  ***   N  A       the following Licensed Programs:
5697-B67(4)        Nways RouteSwitch Network Mgr V2                    -  ***   N  A
5697-B68(4)        Nways RouteTracker Mgr V2                           -  ***   N  A       5697-B67
5697-B69(4,6)      8273 RouteSwitch Software Program V2                -  ***   N  A       5697-B68
5697-B70(4,6)      8274 RouteSwitch Software Program V2                -  ***   N  A       5697-B69
5697-C10(4)        Route Director Manager Win 95/NT V3                 -  ***   N  Y       5697-B70
5697-C11(4)        RouteMonitor Manager Win 95/NT V3                   -  ***   N  Y       5697-C10
5697-C13(4)        8273 Advanced Routing Software V3                   -  ***   N  Y       5697-C11
5697-C14(4)        8274 Advanced Routing Software V3                   -  ***   N  Y       5697-C13
                                                                                           5697-C14
5765-215           NetView DM Agent for HP-UX                          -  ***   Y  A       5697-B10
5765-233           SNA Manager/6000                                    -  ***   Y  A       5697-B11
5765-234           SysMon for SUN Solaris                              -  ***   Y  A       5697-B12
5765-235           SysMon for HP-UX                                   IH  ***   Y  A       5697-B18
5765-236           SysMon for Unix for NCR                             -  ***   Y  A       5697-B20
5765-251           LAN Network Manager for AIX                         -  ***   Y  A
5765-264           LAN NetView Mgmt Utilities/6000                     -  ***   Y  A  (5)  Available for marketing without the
5765-306           NetView DMA for SunOS                               -  ***   Y  A       standard Value-Added Enhancement
5765-307           NetView DMA hr Solaris                              -  ***   Y  A       Requirement: 5696-728
5765-308           NetView DMA for UNIX System V                       -  ***   Y  A
5765-343(1)        IBM AIX Router & Bridge Manager/6000                -  ***   N  A  (6)  Available for marketing without a
5765-368(6)        Nways Multiprotocol Routing Network Services        -  ***   Y  A       Value-Added Enhancement when preloaded
5765-410(1)        Systems Monitor for AIX V2                          -  ***   Y  A       on Category D Machines.
5765-B86           Nways Multiprotocol Routing Svcs                    -  ***   N  A
5765-B87           Nways Multiprotocol Access Svcs                     -  ***   N  A
----------------------------------------------------------------------------------------------------------------------------------

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        B-6 of 6

                            IBM AS/400 PRODUCT TABLE

Products included in this Product Table are available to IBM Business Partners approved for the IBM AS/400. Category B Products are eligible for the discounts or fees identified in the AS/400 Discount Schedule below. Individual Business Partners' specific discounts are identified in their Profiles. AS/400 Business Partners may also acquire Products from the Associated Products Product Table of this Exhibit in Categories F, G1, G2, G3, H1, H2, J1, J2, K1, K2, K5, N, O, P1, S1, S2, SS and X. Products acquired from these tables, as well as those acquired from the Associated Products tables, aggregate toward the Annual Revenue Performance unless otherwise noted.

--------------------------------------------------------------------------------------------
                                       REMARKETING DISCOUNT       MES           HARDWARE
                                      I         II       III   DISCOUNT   DEMO/DEV DISCOUNT
--------------------------------------------------------------------------------------------
 ANNUAL SYSTEM REVENUE PERFORMANCE   9402       9406     9401             ALL PRODUCTS(3)
                                              I/O & SW
--------------------------------------------------------------------------------------------
          ***                         ***       ***      ***     ***            ***
          ***                         ***       ***      ***     ***            ***
          ***                         ***       ***      ***     ***            ***
--------------------------------------------------------------------------------------------

CATEGORY B

MACHINES

MES orders for Machines included in this Category are available at the Remarketing Discount indicated below and at the same Development Discount as the base machine on which it will be installed, unless otherwise noted. You are authorized to initially install your programs and related IBM Licensed Programs on the AS/400, at your authorized location, subject to the provisions of the IBM Business Partner Agreement, Remarketer Terms, Attachment.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                   D               I
                                                                   I    L    I     N
  MACHINE                                          FEE             S    I    A     S
   TYPE                  DESCRIPTION               OPTY     FEE    T    C    C     T                   NOTES
-----------------------------------------------------------------------------------------------------------------------------------
9401         AS/400 Portable One Model P03          ***     ***    A    Y     2   CSU   (1)  The 9042 Models 236 and 436 are
9402(1,5)    System Unit                            ***     ***    A    Y     2   CSU        available at a *** discount for new
9404(6)      System Unit                            ***     ***    A    Y     2   IBI        machine orders and a *** discount for
9406(2,7)    System Unit                            ***     ***    A    Y     2   IBI        MES orders. The 9402 Models 236 and
5299         Terminal Multiconnector Model 003      ***     ***    A    N     2   CSU        436 are available for marketing
9331         Diskette Unit                          ***     ***    A    N     2   IBI        without the standard Value-Added
2480         AS/400 Wireless LAN Access Points      ***     ***    A    N     2   CSU        Enhancement requirement.
2482         AS/400 Wireless Portable               ***     ***    A    Y     2   CSU
             Transaction Computer
2483         AS/400 Integrated Laser PTC            ***     ***    A    Y     2   CSU   (2)  Maximum Remarketing discount for 9406
2484         AS/400 Industrial PTC                  ***     ***    A    Y     2   CSU        Model 53S new machine orders = ***
2486         AS/400 Wireless Data Collection PTC    ***     ***    A    N     2   CSU
2488         AS/400 Pen-Based Computer              ***     ***    A    N     2   CSU
2489(4)      Rugged Notebook Computer               ***     ***    A    N     2   CSU
3890(11)     Document Processor Model XP1           ***     ***     -   N     2   IBI
3897(11)     Image Capture System Model 001         ***     ***     -   N     2   IBI
-----------------------------------------------------------------------------------------------------------------------------------
NOTE:

(3)  Development System Discounts for AS/400 Processors (any models not listed are available at a *** Development Discount). The
     Development System Discount for a model conversion will be the same as the discount percent associated with the converted-to model. Exception approval is required for eligibility to order 9406 Models 320, 53S, and 530 as development systems.

          9401 P03 = Up to ten 9401 P03's may be acquired for Demo/Dev System use each contract period.
          9402 4SS, 4SE, 4SG.  4SL, 40E, 40G, 40L = ***
          9406 310, 320, 530, 53S = ***
          5299 Development System Products available via Special Bid.
          9401-150 Available only for Development System installation.  Standard AS/400 development discounts and quantities apply.

(4)  Field installed features are ordered using special ordering vehicle 2489-ZZZ, which receives the same discount as 2489 new machine orders.

(5)  For 9402 Model 2SS MES orders, the maximum fee opportunity is *** and the fee percentage is ***.

(6)  For 9404 Model 2SS and 3SS MES orders, the maximum fee opportunity is *** and the fee percentage is ***.

(7)  For 9406 Model 2SS and 3SS MES orders, the maximum fee opportunity is *** and the fee percentage is ***.

(11) Maximum discount = ***
-----------------------------------------------------------------------------------------------------------------------------------

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        C-1 of 7

IBM LICENSED PROGRAMS

Version to version upgrades are eligible for the same discount as an initial license order for the upgraded-to Program.

Complementary Marketing fee percentages are as follows: Central order = *** TBO Order = ***

----------------------------------------------------------------------------------------------------------------------------------
                                                                     H   D
                                                                     E   I
  PROGRAM                                                            S   S
  NUMBER(9)                    PROGRAM DESCRIPTION                   C   T                      NOTES
----------------------------------------------------------------------------------------------------------------------------------
5620-WCL      Win400 for Clipper                                      -  A  (8)  Permission to copy is not granted for these
5620-WIN(8)   Win400 Full Product                                     -  A       licensed programs.

5622-055      Current OV/400 Workgroup Program                        -  A  (9)  For Processor Group Information, refer to the
5622-969      ImagePlus Workstation Program V2                        -  A       Exhibit - IBM AS/400 Machines (Z125-4125).

5636-PUB      AS/400 CD-ROM Collection Kit                            -  A  (10)  Designated AS/400 software can be distributed
                                                                                  automatically from IBM Software Manufacturing
5648-B06      Network Station Manager for AS/400 V3R2                 -  A        Solutions (SMS) directly to your end users for
5648-B07      Network Station Manager for AS/400 V3R7                 -  A        a fee.   Orders can be placed by selecting the
                                                                                  "IR/IRA  End User Distribution" option in the
5716-AF1      Advanced Function Printing Utilities for OS/400         -  A        configurator.   Charges for the service will
5716-BR1      Backup Recovery and Media Services for OS/400          IC  A        be calculated and added to the configuration.
5716-CB1      Integrated Language Environment COBOL for OS/400        -  A
5716-CF1      Point-of-Sale Communications Utility for OS/400         -  A        Additionally, all 5763 and 5716 programs ordered
5716-CL1      Application Development ToolSet Client Server for                   and shipped on the 5755-AS3 and 5755-AS4 System
              OS/400                                                 IC  A        Program Orders (SPOs) are eligible for this
5716-CL3      Application Development Toolset Client Server           -  A        automatic distribution by IBM.
5716-CM1      Communications Utilities for OS/400                     -  A
5716-CP2      CallPath for OS/400                                     -  A
5716-CP3      CallPath for AS/400 V3                                  -  A  (11)  These Products are available for marketing
5716-CR1      Cryptographic Support for OS/400                        -  A        without a Value-Added Enhancement.
5716-CX2      Integrated Language Environment C for OS/400            -  A
5716-CX4      VisualAge C++ for OS/400                               IC  A
5716-CX5      VisualAge for C++ for AS/400                            -  A
5716-DB1      Systeml38 Utilities for OS/400                          -  A
5716-DCT      Language Dictionaries for OS/400                        -  A
5716-DFH      CiCS for OS1400                                        IC  A
5716-DP1      DataPropagator Relational Capture and Apply for
              OS/400                                                  -  A
5716-DS1      Business Graphics Utility for OS/400                    -  A
5716-ES1      SystemView OMEGAMON Services/400                       IC  A
5716-FNT      Advanced Function Printing Fonts for OS/400             -  A
5716-FN1      Advanced Function Printing DBCS Fonts for OS/400        -  A
5716-FS1      OSI File Services for OS/400                            -  A
5716-JS1      Job Scheduler for OS/400                                -  A
5716-MG1      SystemView Managed System Services for OS/400           -  A
5716-MQ1      MQSeries for OS/400                                    IC  A
5716-MS1      OSI Message Services for OS/400                         -  A
5716-MW1      ManageWare for OS/400                                   -  A
5716-OS1      OSI Communication Subsystem for OS/400                  -  A
5716-PD1      Application Program Driver for OS/400                   -  A
5716-PT1      Performance Tools for OS/400                            -  A
5716-PW1      Application Development ToolSet for OS/400             IC  A
5716-QU1      Query for OS/400                                       IC  A
5716-RD1(11)  Report/Data Archive and Retrieval System                -  A
5716-RG1      Integrated Language Environment RPG for OS/400          -  A
5716-SM1      SystemView System Manager for OS/400                   IC  A
5716-SS1      Operating System/400 V3R6                              IC  A
5716-ST1      DB2 Query Manager and SQL Development Kit for OS/400   IC  A
5716-SV1      ADSTAR Distributed Storage Manager for OS/400          IC  A
5716-UB1      Ultimedia Business Conferencing for OS/400             IC  A
5716-US1      Client Access Ultimedia Tools for OS/400               IC  A
5716-VG1      VisualGen Host Services for OS/400                      -  A
5716-WP1      OfficeVision for Os/400                                IC  A
5716-XA1      Client Access                                          IC  A
5716-XZ1      LAN Server for OS/400                                  IC  A
----------------------------------------------------------------------------------------------------------------------------------

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        C-2 of 7

IBM LICENSED PROGRAMS

----------------------------------------------------------------------------------------------------------------------------------
                                                                          H   D
                                                                          E   I
   PROGRAM                                                                S   S
   NUMBER(9)               PROGRAM DESCRIPTION                            C   T                       NOTES
----------------------------------------------------------------------------------------------------------------------------------
5733-A01(8,10)   Medical Records Plus/400 V3                               -  A  (8)  Permission to copy is not granted for these
5733-IM1         IBM Intelligent Miner for AS1400 V1                       -  A       licensed programs
5733-080         IBM Application Dictionary/400                           IC  A
5733-167(10)     IBM Distributed Computing Environment Base Services/400   -  A  (9)  For Processor Group Information, refer to the
5733-218(10,11)  IBM Report/Data Archive & Retrieval System for OS/400     -          Exhibit - IBM AS/400 Machines (Z125-4125).
5733-228(10)     IBM Image Plus Workfolder Appl Facility V3 for OS/400     -  A
                                                                                 (10) Designated AS/400 software can be
5763-AF1         Advanced Function Printing Utilities/400                 IC  A       distributed automatically from IBM Software
5763-BA1         AS/400 Basic                                             IC  A       Manufacturing Solutions (SMS) directly to
5763-BR1         Backup Recovery and Media Services/400                   IC  A       your end users for a fee.  Orders can be
5763-CB1         Integrated Language Environment COBOL/400                IC  A       placed by selecting the "IR/IRA End User
5763-CD1         CoOperative Development Environment/400                  IC  A       Distribution" option in the configurator.
5763-CF1         Point-of-Sale Communications Utility/400                 IC  A       Charges for the service will be calculated
5763-CL1         Application Development ToolSet Client Server/400        IC  A       and added to the configuration.
5763-CL3         Application Development ToolSet Client Server for                    Additionally, all 5763 and 5716 programs
                 AS/400 V3                                                 -  A       ordered and shipped on the 5755-AS3 and
5763-CM1         Communications Utilities/400                             IC  A       5755-AS4 System Program Orders (SPOs) are
5763-CP2         CallPath/400 V2                                          IC  A       eligible for this automatic distribution
5763-CP3         CallPath for OS/400 V3                                    -  A       by IBM.
5763-CR1         Cryptographic Support/400                                IC  A
5763-CX2         Integrated Language Environment C/400                    IC  A  (11) These Products are available for marketing
5763-DB1         AS/400 System/38 Utilities                               IC  A       without a Value-Added Enhancement.
5763-DCT         Language Dictionaries/400                                IC  A
5763-DFH         CICS/400                                                 IC  A
5763-DM1         SystemView Information Warehouse DataHub Support/400      -  A
5763-DP1         DataPropagator Relational Capture and Apply/400          IC  A
5763-DS1         AS/400 Business Graphics Utility                         IC  A
5763-ES1         SystemView OMEGAMOM Services/400                         IC  A
5763-FNT         Advanced Function Printing Fonts/400                     IC  A
5763-FN1         Advanced Function Printing DBCS Fonts/400                IC  A
5763-FS1         OSI File Services/400                                    IC  A
5763-JS1         Job Scheduler for OS/400 V3                              IC  A
5763-MG1         System Managed System Services/400                        -  A
5763-MQ1         Message Queue Manager/400                                IC  A
5763-MQ2         MQSeries for OS/400                                      IC  A
5763-MS1         OSI Message Services/400                                  -  A
5763-MW1         SystemView ManageWare/400                                IC  A
5763-OS1         OSI Communications Subsystem/400                         IC  A
5763-PD1         Application Program Driver/400                           IC  A
5763-PL1         AS/400 PL/I                                              IC  A
5763-PS1         AS/400 Pascal                                            IC  A
5763-PT1         Performance Tools/400                                    IC  A
5763-PW1         Application Development ToolSet/400                      IC  A
5763-QU1         Query/400                                                IC  A
5763-RD1(11)     Report/Data Archive and Retrieval System (R/DARS)         -  A
5763-RG1         Integrated Language Environment RPG/400                  IC  A
5763-SM1         SystemView System Manager/400                            IC  A
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        C-3 of 7

IBM LICENSED PROGRAMS

----------------------------------------------------------------------------------------------------------------------------------
                                                                      H   D
                                                                      E   I
 PROGRAM                                                              S   S
 NUMBER                    PROGRAM DESCRIPTION                        C   T                 NOTES
---------------------------------------------------------------------------------------------------------------------------------
5763-SS1            Operating System/400 V3                           IC  A  (8)  Permission to copy is not granted for
5763-ST1            DB2/400 Query Manager and SQL Development Kit     IC  A       Please licensed programs
5763-SV1            ADSTAR Distributed Storage Manager/400            IC  A
5763-UB1            Ultimedia Business Conferencing/400               IC  A  (9)  For Processor Group Information, refer to the
5763-UM1            Ultimedia Mail/400                                IC  A       Exhibit - IBM AS/400 Machines (Z125-4125).
5763-US1            Client Access/400 Ultimedia Tools                 IC  A
5763-VG1            VisualGen Host Services for OS1400                 -  A  (10) Designated AS1400 software can be
5763-VR1            AS1400 VRPG Client/2                              IC  A       distributed automatically from IBM Software
5763-WP1            Office Vision/400                                 IC  A       Manufacturing Solutions (SMS) directly to
5763-XA1            Client Access/400 Family                          IC  A       your end users for a fee. Orders can be
5763-XZ1            LAN Server/400                                    IC  A       placed by selecting the "IR/IRA End User
5798-AF2(10)        AFP PrintSuite for OS1400 V2                       -  A       Distribution" option in the configurator.
5798-AF3(10)        AFP PrintSuite for AS1400 V3                       -  A       Charges for the service will be calculated
5798-JS2(10)        Job Scheduler for OS/400                           -  A       and added to the configuration.
5798-RYF            IBM Window Tool/400                                -  A
5798-RZJ(10)        JustMail/400 V3                                   IC  A       Additionally, all 5763 and 5716 programs
                                                                                  ordered and shipped on the 5755-AS3 and
5798-RZK(10)        Neural Network Utility/400                        IC  A       5755-AS4 System Program Orders (SPOs) are
5798-RZT(10)        Facsimile Support/400                             IC  A       eligible for this automatic distribution by
5798-RZW(10)        KnowledgeTool Runtime/400                         IC  A       IBM.
5798-RZX(10)        KnowledgeTool DevelopmenV400                      IC  A
5798-TAA(10)        TCP/IP File Server SupporU400                     IC  A
5798-TAQ(10)        JustMail for OS/400                                -  A
5798-TBA(10)        Neural Network Utility for OS1400                  -  A
5798-TBC            PagerPac for OS1400                               IC  A
5798-TBD            RadioPac for OS1400                               IC  A
5798-TBE(10)        UNIX Connection Program for OS1400                IC  A
5798-TBF(10)        Distributed Computing Environment Base Services   IC  A
                    for OS1400
5798-TBG(10)        Netview FTP for OS1400                             -  A
5798-TBK            Early Planning Package                             -  A
5798-TBL(10)        SOMobjects Developer Toolkit for AS1400           IC  A
5798-TBU            CISC to RISC Upgrade Kit                           -  A
5798-TAT(10)        KnowledgeTool Runtime for OS1400                   -  A
5798-TAW(10)        KnowledgeTool Development ToolKit for OS/400       -  A
5798-TAY(10)        Facsimile Support for OS1400                      IC  A
5798-TAZ(10)        TCPIIP File Server Support for OS1400             IC  A
5799-DHP            SuperC Compare Utility/400                         -  A
5799-DNP            System C/400 PRPQ                                  -  A
5799-FR1            V3 Fortran/400 Run-Time Support                    -  A
5799-JS3            Job Scheduler for OS1400 PRPQ V2                   -  A
5799-PAC            AS/400 Performance Analyzer                        -  A
5799-XBW            Optical Library DataServer Support/400             -  A
5799-XCR            Preinstall Planning Manuals                        -  -
5799-XDH            IBM Security ToolKit for OS/400 V2 R3              -  A
5799-XDJ            IBM Security ToolKit for OS/400 V3 R1              -  A
5799-XDK            IBM Security ToolKit for OS/400 V3 R6              -  A
5799-XDL            V3 Preinstall Planning Manuals                     -  A

                    IBM SYSTEM 36/38 LICENSED PROGRAMS

5668-883            S/36 Financial Transaction Processing System       -  -
5710-CAT            S/36 Computer Assisted Training 1.2                -  -
5714-MG1(10)        S/38 Migration Aid                                 -  -
5727-BR1            S/36 Business Report Applic. Devel. System         -  -
5727-MG1(10)        S/36 Migration Aid                                IC  -
5796-PZK            S/36 RM/COBOL Compiler & Runtime                   -  -
---------------------------------------------------------------------------------------------------------------------------------

                                                                        C-4 of 7


                     IBM AS/400 PRODUCT TABLE (CONTINUED)

CATEGORY B (CONTINUED)

IBM LICENSED PROGRAMS

---------------------------------------------------------------------------------------------------------------------------------
                                                               H  D
                                                               E  I
 PROGRAM                                                       S  S
  NUMBER                   PROGRAM DESCRIPTION                 C  T                              NOTES
---------------------------------------------------------------------------------------------------------------------------------
            IBM SYSTEM 36/38 LICENSED PROGRAMS (CONTINUED)           (8)  Permission to copy is not granted for these
                                                                          licensed programs
5798-RPH    S/36 Fixed Asset Acctg. and Control System         -  -
5798-RPT    S/36 Strategic Profit Model II                     -  -  (9)  For Processor Group Information, refer to the
5798-RPX    S/36 Retrievall36                                  -  -       Exhibit - IBM AS/400 Machines (Z125-4125).
5798-RRW    S/36 Electronic Spreadsheet                        -  -
                                                                     (10) Designated AS/400 software can be distributed
5799-BKP    S/38 File Support Utilities for PC & XT            -  -       automatically from IBM Software Manufacturing
5799-BTZ    S/38 IBM Systeml38 Transfer Facility               -  -       Solutions (SMS) directly to your end users for a
5799-CGJ    S/36 IPDS Graphics/Text Merge PRPQ                 -  -       fee. Orders can be placed by selecting the
5799-CGK    S/36 IPDS Advanced Functions PRPQ                  -  -       "RR/IRA End User Distribution" option in the
5799-EYY    S/36 Consolidated Software Package                 -  -       configurator. Charges for the service will be
5799-PAZ    S/36 Response Time Measurement Facility PRPQ       -  -       calculated and added to the configuration.
5799-WYL    S/36 APPC Multiple LU Support PRPQ                 -  -
                                                                          Additionally, all 5763 and 5716 programs
            AS/400 ADVANCED 36 LICENSED PROGRAMMER                        ordered and shipped on the 5755-AS3 and
                                                                          5755-AS4 System Program Orders (SPOs) are
5716-ASM    Assembler and Macro Processor                      -  A       eligible for this automatic distribution by IBM.
5716-BAS    BASIC                                              -  A
5716-BGU    Business Graphics Utility                          -  A
5716-CBL    COBOL                                              -  A
5716-DCN    DW/36 Language Dictionaries                        -  A
5716-DEM    3278 Device Emulation                              -  A
5716-DSU    Development Support Utilities                      -  A
5716-DWT    DisplayWrite/36                                    -  A
5716-FOR    FORTRAN                                            -  A
5716-PK1    BasePac                                            -  A
5716-QRY    Query/36                                           -  A
5716-RPG    RPG II                                             -  A
5716-SSP    System Support Program                             -  A
5716-UTL    Utilities                                          -  A
5716-PCS    Personal Computer Support/36                       -  A
5716-PSV    Personal Services/36                               -  A
5727-ASM    Assembler and Macro Processor                      -  A
5727-BAS    BASIC                                              -  A
5727-BGU    Business Graphics Utilities (BGU)                  -  A
5727-CBL    COBOL Compiler and Library                         -  A
5727-DCT    DisplayWrite/36 Language Dictionary                -  A
5727-DEM    3278 Device Emulation                              -  A
5727-DSU    Development Support Utility                        -  A
5727-DWT    DisplayWrite/36                                    -  A
5727-FOR    FORTRAN IV                                         -  A
5727-LAN    LAN Communications                                 -  A
5727-PCS    PC Support/36                                      -  A
5727-PK1    BasePac/36 (includes SSP, UTL, RPG, QRY, and PCS)  -  A
5727-PK2    OfficePac/36 (includes DWT, DCT, and PSV)          -  A
5727-PSV    Personal Services/36                               -  A
5727-QRY    Query/36                                           -  A
5727-RPG    RPG II                                             -  A
5727-SSP    System Support Program (SSP)                       -  A
5727-UTL    Utilities                                          -  A
---------------------------------------------------------------------------------------------------------------------------------

                                                                        C-5 of 7

IBM LICENSED PROGRAMS

---------------------------------------------------------------------------------------------------------------
                                                                H  D
                                                                E  I
 PROGRAM                                                        S  S
  NUMBER                  PROGRAM DESCRIPTION                   C  T                 NOTES
---------------------------------------------------------------------------------------------------------------
            AS/400 ADVANCED 36 LICENSED PROGRAMS (CONTINUED)

5799-FQQ    Response Time Measurement Facility                  -  A
5799-FQR    Distributed System Node Executive (DSNX/ND)         -  A
5799-FQP    IPDS Advanced Function Printing                     -  A
5799-QFP    Response Time Measurement Facility PRPQ             -  A
5799-QFQ    DSNX-ND (Distributed System Node Executive) PRPQ    -  A
5799-QFR    X.25 Synchronous Autodial PRPQ                      -  A
5799-QHK    IPDS Advanced Function Printing PRPQ                -  A

            CLIENT SERIES SOFTWARE

5733-CSB    SNA*ps 5250 GC                                      -  A
5733-CSC    SNA*ps Gateway                                      -  A
5733-CS5    SNA*ps Emulator                                     -  A
---------------------------------------------------------------------------------------------------------------

                                                                        C-6 of 7

CATEGORY B1

IBM LICENSED PROGRAMS


The following IBM Licensed Programs are available to AS/400 Business partners at the discounts specified below. These Programs are aggregated toward the AS/400 Annual System Revenue Performance.

Complementary Marketing fee percentages are as follows: Central Order = *** TBO Order = ***

------------------------------------------------------------------------------------------------------------------------------------
                                                                              H         D
                                                                              E         I
  PROGRAM                                                                     S   RMKT  S
 NUMBER(1)                             PROGRAM DESCRIPTION                    C   DISC  T                     NOTES
------------------------------------------------------------------------------------------------------------------------------------
5620-ABL(2)    Real Vision Imaging Software                                      -  ***   A    (1)   For Processor Group
5621-211       IWPM/DOS for Windows                                              -  ***   -          Information, refer to the
5622-055       IBM Current - OfficeVision/400 Workgroup                         IC  ***   -          Exhibit - IBM AS/400 Machines
5639-A36       AS/400 Availability and Recovery Management                       -  ***   -          (Z125-4125).
5639-A37       AS/400 Work Management and Basic Tuning                           -  ***   -
5639-A38       AS/400 Security Planning and Implementation                       -  ***   -    (2)   One development copy of
5639-A48       AS/400 Training Library                                           -  ***   -          5620-ABL is available directly
5696-006(5)    AS/400 Intro to Data Communications                               -  ***   A          from Real Vision, Inc. The ***
5696-024       AS/400 System Using the System/36 Environment                     -  ***   A          development discount through
5696-025       AS/400 System for the Experienced System/38 Implementer           -  ***   A          IBM does not apply. Permission
5696-026       AS/400 Control Language Programming Workshop                      -  ***   A          to copy is not granted for this
5696-027       AS/400 Interactive Program Design                                 -  ***   A          program. This program is not
5696-029       RPG/400 Interactive Programming Workshop                          -  ***   A          available for trial offerings
5696-030       AS/400 Relational Data Base Design and Coding                     -  ***   A          and is not warranted by IBM.
5696-034       COBOL 400 Interactive Programming Workshop                        -  ***   A
5696-431(5)    IBM Personalized Learning Series - OfficeVision/400
               Implementation                                                    -  ***   -    (3)   Permission to copy is not
5733-056(5)    Manage/400 Course for AS/400                                      -  ***   A          granted for these programs.
5733-072(5)    IBM Medical RecordsPlus/400 V2                                    -  ***   -
5733-129       Discover Education OfficeVision/400 Support                       -  ***   -    (4)   This product is a
5733-130       Discover Education OfficeVision/400 Support Additional Topics     -  ***   -          no-charge PRPQ and is NOT
5733-131       Discover Education AS/400 Implementation Series                   -  ***   -          available for a discount.
5733-132       Discover Education OfficeVision/400 Support Series                -  ***   -          Permission to copy is not
5733-133       Discover Education AS/400 Education Library                       -  ***   -          granted for this program.
5733-141(5)    IBM Discover Education RPG/400 Programming                       IC  ***   -
5733-143       Getting Started with PC Support/400                               -  ***   -    (5)   Designated AS/400 software
5733-144       IBM Discover Education PC Support/400                             -  ***   -          can be distributed
5733-174       Discover Education Using Query/400                                -  ***   -          automatically from IBM Software
5733-175       Discover Education AS/400 Basic CL Programming                    -  ***   -          Manufacturing Solutions (SMS)
5733-176(5)    Discover Education AS/400 Basic Education Series                 IC  ***   -          directly to your end users for
5733-177(5)    Discover Education AS/400 Implementation Series                  IC  ***   -          a fee. Orders can be placed by
5733-178(5)    Discover Education OfficeVision/400 Support Series               IC  ***   -          selecting the "IR/IRA End User
5733-179(5)    Discover Education AS/400 Education Library                      IC  ***   -          Distribution" option in the
5733-180(5)    Discover Education AS/400 Facilities and Implementation          IC  ***   -          configurator.  Charges for the
5733-181(5)    Discover Education AS/400 Application Design and Dev Tools       IC  ***   -          service wilt be calculated and
5733-182(5)    Discover Education OfficeVision/400 Support                      IC  ***   -          added to the configuration.
5733-183(5)    Discover Education OfficeVision/400 Support -- Addl Topics       IC  ***   -
5733-184(5)    Discover Education Using Query/400                               IC  ***   -          Additionally, all 5763 and 5716
5733-185(5)    Discover Education AS/400 Basic CL Programming                   IC  ***   -          programs ordered and shipped on
5733-188(5)    Discover Education AS/400 Implementation for Entry Systems       IC  ***   -          the 5755-AS3 and 5755-AS4
5733-204(5)    Personalized Learning Series Structured Query Language/400
               Prog Wrkshp                                                       -  ***   -          System Program Orders (SPOs)
5733-295(5)    Personalized Learning Series OS/400 Structure, Tailoring,
               & Basic Tuning                                                    -  ***   -          are eligible for this automatic
5733-206(5)    Personalized Learning Series AS/400 Sys Admin and Control         -  ***   -          distribution by IBM.
5733-207(5)    Personalized Learning Series AS1400 Sys Operator Workshop         -  ***   -
5733-208(5)    Personalized Learning Series AS/400 Adv Sys Operator Workshop     -  ***   -
5733-210(5)    Discover/Education AS/400 Overview                               IC  ***   -
5733-219(5)    Discover Education AS/400 Implementation and Ops Series           -  ***   -
5733-220(5)    Discover Education COBOL/400 and SQL/400 Programming Series       -  ***   -
5733-221(5)    Discover Education RPG/400 and SQL/400 Programming Series         -  ***   -
5733-222(5)    Discover Education AS/400 Library                                 -  ***   -
5798-RYX       IBM Application Program Driver/400 V2R2                           -  ***   -
5799-XBK(4)    Optical Library Data Server Support/400                           -  ***   -
5799-XAY(4)    C/400 Library PRPQ                                                -  ***   -
------------------------------------------------------------------------------------------------------------------------------------


    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        C-7 of 7

                     IBM NETWORK INTEGRATION PRODUCT TABLE

Products included in this Product Table are available to IBM Business Partners approved for IBM Network Integration Products.

These Products are eligible for the discounts or fees identified in the Network Integration Discount Schedules below. Network Integration Business Partners may also acquire Products from the Associated Products Product Table of this Exhibit in Categories D1, G2, K, K1, K2, M, N, O, P1, S6, SS, and Y.

CATEGORY D

MACHINES

Category D Products are available for marketing without a Value-Added
Enhancement.

MES orders for Machines included in this Category are eligible for the same discounts as the base Products.

You may return Category D Products with an Inventory Adjustment Category of 4 that IBM has withdrawn from marketing provided:

1. such withdrawn Products have been purchased within six months of the notice of the Product's withdrawal, and
2. you place an order in a dollar amount equivalent to the credit issued for the returned Products.

You may not return Products ordered after the notice of that Product's withdrawal.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                  D         I
                                                                     DEMO/        I  L  I   N
MACHINE                                             FEE        RMKT   DEV   FED   S  I  A   S
 TYPE                   DESCRIPTION                 OPTY  FEE  DISC  DISC   DISC  T  C  C   T               NOTES
-----------------------------------------------------------------------------------------------------------------------------
2210      NWAYS Multiprotocol Router                 ***   ***  ***    ***   ***   A  N  4  CSU    (1)  Model upgrades are
                                                                                                        IBI
2216      NWAYS Multiaccess Connector                ***   ***  ***    ***   ***   A  N  4  CSU
                                                                                                   (2)  The 8285 Model 00P
2217      NWAYS Multiprotocol Concentrator           ***   ***  ***    ***   ***      N  4  CSU         receives a ***
                                                                                                        remarketing and
2218      NWAYS Frame Relay Access Device (FRAD)                                                        development
          - Models 1$$, 3$$                          ***   ***  ***    ***   ***   A  N  4  CSU         discount.
          - Models 02E, 02T, 02X                     ***   ***  ***    ***   ***   A  N  4  CSU

6611      Network Processor
          - Model 12$                                ***   ***  ***    ***   ***   A  N  4  CSU
          - Model 14$, 17$                           ***   ***  ***    ***   ***   A  N  4  CSU

8210      Nways Multiprotocol Switched Services      ***   ***  ***    ***   ***   A  N  4  CSU
          (MSS) Server

8034      HFC Receiver Shelf                         ***   ***  ***    ***   ***      Y  4  CSU

8235      Model 140 DIALs Switch                     ***   ***  ***    ***   ***   A  N  4  CSU

8250      Multiprotocol Intelligent HUB              ***   ***  ***    ***   ***   A  N  4  CSU

8251      Campus LAN Switch RPQ 8Q1615               ***   ***  ***    ***   ***      N  4  CSU

8260(1)   Multiprotocol Intelligent Switching Hub    ***   ***  ***    ***   ***   A  N  4  CSU

8273      Ethernet Route Switch                      ***   ***  ***    ***   ***   A  N  4  CSU

8274      Nways LAN Route Switch                     ***   ***  ***    ***   ***   A  N  4  CSU

8281      ATM LAN Bridge                             ***   ***  ***    ***   ***   A  N  4  CSU

8285(2)   NWAYS ATM Workgroup Switch                 ***   ***  ***    ***   ***   A  N  4  CSU

8300      Wide Access Note                           ***   ***  ***    ***   ***   -  N  4  CSU

9741      High Speed Inverse Multiplexor             ***   ***  ***    ***   ***   A  N  4  CSU
-----------------------------------------------------------------------------------------------------------------------------

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        E-1 of 2

IBM LICENSED PROGRAMS

Complementary marketing fee percentages are as follows: Central Order = *** TBO Order = ***
***

CATEGORY D1

------------------------------------------------------------------------------------------------------------------------------------
                                                                 H            D
                                                                 E            I
     PROGRAM                                                     S   RMKT  N  S
     NUMBER                     PROGRAM DESCRIPTION              C   DISC  A  T                         NOTES
------------------------------------------------------------------------------------------------------------------------------------
5648-016(1,2,3,6)   Multiprotocol Network Program                  -  ***   N  A  (1)  Version to Version upgrades are eligible for
                                                                                       the same discount as an initial license order
                    NETWORK MANAGEMENT FAMILY                                          for the upgraded-to program.
5621-107            AIX NetView Service Point                     IH  ***   Y  A  (2)  Not available for copy/redistribution and
5696-728(5)         NetView for Sun Solaris                        -  ***   Y  A       may only be ordered pre-loaded on the IBM
5696-731(1)         NetView for AiX V3                            IH  ***   Y  A       6611 Network Processor.
5696-905(1)         NetView Entry for AIX V3                      IH  ***   Y  A
                                                                                  (3)  The federal discount for these Products is:
5697-B10(4)         IBM Nways Campus Mgr Suite for HP-UX V2        -  ***   N  A
5697-B11(4)         Nways Campus Mgr LAN for HP-UX V2              -  ***   N  A       5648=016 = ***
5697-B12(4)         Nways Campus Mgr ATM for HP-UX V2              -  ***   N  A
5697-B18(4)         Nways Campus Mgr ReMon for HP-UX V2            -  ***   N  A  (4)  Permission to copy is NOT granted for the
5697-B20(4)         Nways Campus Manager ReMon                                         following Licensed Programs:
                     Advanced for HP-UX V2                         -  ***   N  A
5697-B67(4)         Nways RouteSwitch Network Mgr V2               -  ***   N  A       5697-B67
5697-B68(4)         Nways RouteTracker Mgr V2                      -  ***   N  A       5697-B68
5697-B69(4,6)       8273 RouteSwitch Software Program V2           -  ***   N  A       5697-B69
5697-B70(4,6)       8274 RouteSwitch Software Program V2           -  ***   N  A       5697-B70
5697-C10(4)         RouteDirector Manager Win 95/NT V3             -  ***   N  Y       5697-C10
5697-C11(4)         RouteMonitor Manager Win95/NT V3               -  ***   N  Y       5697-C11
5697-C13(4)         8273 Advanced Routing Software V3              -  ***   N  Y       5697-C13
5697-C14(4)         8274 Advanced Routing Software V3              -  ***   N  Y       5697-C14
                                                                                       5697-B10
5765-215            NetView DM Agent for HP-UX                     -  ***   Y  A       5697-B11
5765-233            SNA Manager/6000                               -  ***   Y  A       5697-B12
5765-234            SysMon for SUN Solaris                         -  ***   Y  A       5697-B18
5765-235            SysMon for HP-UX                              IH  ***   Y  A       5697-B20
5765-236            SysMon for Unix for NCR                        -  ***   Y  A
5765-251            LAN Network Manager for AIX                    -  ***   Y  A  (5)  Available for marketing without the standard
5765-264            LAN NetView Mgmt Utilities/6000                -  ***   Y  A       Value-Added Enhancement requirement:
5765-306            NetView DMA for SunOS                          -  ***   Y  A
5765-307            NetView DMA for Solaris                        -  ***   Y  A       5696-728
5765-308            NetView DMA for UNIX System V                  -  ***   Y  A
5765-343(1)         IBM AIX Router & Bridge Manager/6000           -  ***   N  A  (6)  Available for marketing without a
5765-368(6)         Nways Multiprotocol Routing Network Services   -  ***   Y  A       Value-Added Enhancement when preloaded on
5765-410(1)         Systems Monitor for AIX V2                     -  ***   Y  A       Category D Machines.
5765-B86            Nways Multiprotocol Routing Svcs V1            -  ***   N  A
5765-B87            Nways Multiprotocol Access Svcs                -  ***   N  A
------------------------------------------------------------------------------------------------------------------------------------

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        E-2 of 2

                     IBM ASSOCIATED PRODUCTS PRODUCT TABLE

IBM Associated Products are available to IBM Business Partners as indicated in the Eligible Product Tables in this Exhibit. Revenue for these Products aggregates toward the associated Annual System Revenue Performance unless otherwise indicated.

DISPLAYS

----------------------------------------------------------------------------------------------------------------------------
                                                               D         I
                                                        DEMO/  I  L  I   N
                                        FEE       RMKT  DEV    S  I  A   S
CATEGORY     ELIGIBLE PRODUCTS         OPTY  FEE  DISC  DISC   T  C  C   T                      NOTES
----------------------------------------------------------------------------------------------------------------------------
  G1      7526(1) Data Collection      ***   ***  ***    ***   A  N  2  CSU      (1)  MES Orders for the 7526
          Terminal                                                                    are not eligible for a discount.

                                                                                 Revenue for these Products does
                                                                                 not aggregate toward RS/6000 or
                                                                                 AS/400 Annual System Revenue
                                                                                 Performance.

  G2      3172(1) Display Station      ***   ***  ***    ***   A  Y  2  IBI      Revenue for these Products does
          Controller                                                             not aggregate toward RS/6000
          -  Model 003                                                           Annual System Revenue
                                                                                 Performance.
          3174(1,2) Display Station
          Controller                                                             (1)  MES orders for the 3172
          -  Models 12R                ***   ***  ***    ***   -  Y  2  CSU           and 3174 are eligible for the
          -  All other models          ***   ***  ***    ***   -  Y  2  CSU           same discount as the base
                                                                                      machine.

                                                                                 (2)  3174 Models 11R, 21H & 21L
                                                                                      are IBI.  The 3174 Model 95R is
                                                                                      available via the Dealer
                                                                                      Exhibit.
----------------------------------------------------------------------------------------------------------------------------

STORAGE MEDIA

-----------------------------------------------------------------------------------------------------------------------------------
                                                                              D           I
                                                                  DEMO/       I   L   I   N
                                                  FEE       RMKT  DEV     N   S   I   A   S
CATEGORY     ELIGIBLE PRODUCTS                   OPTY  FEE  DISC  DISC    A   T   C   C   T               NOTES
-----------------------------------------------------------------------------------------------------------------------------------
  H1         9336-025(1) Disk Unit Storage Unit  ***   ***   ***   ***    N    -  N    2  IBI (1) MES orders for the 9336-025
                                                                                                  are eligible for the same discount
                                                                                                  as the base machine.
-----------------------------------------------------------------------------------------------------------------------------------
  H2         3490(1) Mag Tape                                             N    -  N    2  IBI (1) These 3490 models are not
                                                                                                  eligible for an MES discount.
             -  Models A1$, A2$                  ***   ***   ***   ***
             -  Models B2$, B4$                  ***   ***   ***   ***
-----------------------------------------------------------------------------------------------------------------------------------

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        G-1 of 6

MISCELLANEOUS PRODUCTS
***
MES orders for Machines in this table are not eligible for a discount unless otherwise indicated.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          D        I
                                                                                DEMO/     I  L  I  N
              MACHINE                                    FEE        FED   RMKT   DEV   N  S  I  A  S
 CATEGORY      TYPE            ELIGIBLE PRODUCTS         OPTY  FEE  DISC  DISC  DISC   A  T  C  C  T            NOTES
------------------------------------------------------------------------------------------------------------------------------------
   K        4610(1,2)    SureMark Point of Sale Printer  ***   ***  ***   ***    ***   N  A  N  2   CSU (1)  Available for marketing
            4612(2)      SurePoint Mobile Computer       ***   ***  ***   ***    ***   N  A  N  2   CSU      without the standard
                                                                                                             Value-Added Enhance
                                                                                                             ment Requirement.

                                                                                                        (2)  Revenue for this
                                                                                                             Product aggregates
                                                                                                             toward ASRP only for
                                                                                                             Point of Sale
                                                                                                             remarketers.
------------------------------------------------------------------------------------------------------------------------------------
   K1       9309         Rack Enclosure                  ***   ***  ***   ***    ***   N     N  2  IBI
                         Expansion Unit
------------------------------------------------------------------------------------------------------------------------------------

   K2       3299         Multiplexer                     ***   ***  ***   ***    ***   N     N  2  CSU  (1)  6299 MES orders are
            6299(1)      HUB for Midrange Systems        ***   ***  ***   ***    ***   N     N  2  CSU       eligible for a ***
                                                                                                             remarketing discount
                                                                                                             and a *** development
                                                                                                             discount.
------------------------------------------------------------------------------------------------------------------------------------

   K4       9291(1)      Single VoiceServer              ***   ***  ***   ***    ***   Y     A  2  IBI  (1)  MES orders for
            9295(1)      Multiple VoiceServer            ***   ***  ***   ***    ***   Y     A  2  IBI       machines in this table
                                                                                                             are eligible for the
                                                                                                             same discount as the
                                                                                                             Base Machine unless
                                                                                                             otherwise indicated.
------------------------------------------------------------------------------------------------------------------------------------

IBM UNINTERRUPTIBLE POWER SYSTEMS (UPS)

MES orders for Machines in this table are not eligible for a discount unless otherwise indicated.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        D        I
                                                                 DEMO/  I  L  I  N
             MACHINE                            FEE        RMKT   DEV   S  I  A  S
 CATEGORY      TYPE          DESCRIPTION        OPTY  FEE  DISC  DISC   T  C  C  T                      NOTES
-----------------------------------------------------------------------------------------------------------------------------------
    K5      9910(1)     Uninterruptible                                 A  N  1   -   Revenue for this Product does not aggregate
                        Power Systems                                                 toward Annual System Revenue Performance.

                                                                                      (1) This product is not eligible for Price
                        Models:                 ***   ***  ***    ***                     Decrease and Discount Increase Protection.
                        - B$$(2)                ***   ***  ***    ***
                        - E$$(2)                ***   ***  ***    ***                 (2)  Except for models specifically listed at
                        - U$$(2)                ***   ***  ***    ***                     a different discount.
                        - B30, B50, B89, U33    ***   ***  ***    ***
                        - EP5, EP8, E80         ***   ***  ***    ***
                        - EX3
-----------------------------------------------------------------------------------------------------------------------------------

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        G-2 of 6

CATEGORY M

IBM RS/6000 LICENSED PROGRAMS

Complementary Marketing fee percentages are as follows: Central Order = *** TBO Order = ***

------------------------------------------------------------------------------------------------------------------------------------
                                                                               C  H            D
                                                                               E  E            I
  PROGRAM                                                                      R  S   RMKT  N  S
  NUMBER                           PROGRAM DESCRIPTION                         T  C   DISC  A  T              NOTES
------------------------------------------------------------------------------------------------------------------------------------
5696-108     IBM AIX Infocrafter/6000                                          N  IG  ***   Y  A   (1)  Version to version are
5696-238     Encina Peer to Peer Executive for AIX/6000                        N  IJ  ***   Y  A        upgrades eligible for the
5696-347     Encina Peer to Peer Gateway for AIX/6000                          N  IJ  ***   Y  A        same discount as an initial
5697-078     ADSTAR Distributed Storage Mgr for AIX                            N   -  ***   N  -        license order for the
5697-ADE(2)  TME 10 Application Development Environment                        Y   -  ***   N  -        upgraded-to program.
5697-AEF(2)  TME 10 Application Extension Facility                             Y   -  ***   N  -
5697-ASA(2)  TME 10 Module for R3                                              Y   -  ***   N  -   (2)  Permission to copy is not
5697-BKP     TME 10 ADSM                                                       N   -  ***   N  A        granted for these programs.
5697-EAA(2)  TME 10 Enterprise Console additional event adapters               Y   -  ***   N  -
5697-EAS(2)  TME 10 Enterprise Console                                         Y   -  ***   N  -   (3)  Available for marketing
5697-EIF(2)  TME 10 Event Integration Facility                                 Y   -  ***   N  -        without the standard Value-
5697-EMN     TME 10 Distributed Monitoring                                     Y   -  ***   N  A        Added Enhancement
5697-FRA(2)  TME 10 Framework                                                  Y   -  ***   N  -        requirement:
5697-INV(2)  TME 10 Inventory                                                  Y   -  ***   N  -
5697-JSC     TME 10 Job Scheduling                                             N   -  ***   N  A        5765-337  5765-342
5697-NET(2)  TME 10 Net. Commander                                             Y   -  ***   N  -        5765-338  5765-347
5697-NOT(2)  TME 10 Module for Domino/Notes                                    Y   -  ***   N  -        5765-339  5765-348
5697-NVW     TME 10 NetView                                                    Y   -  ***   N  A        5765-340  5765-606
5697-PAD(2)  TME 10 Tivoli/Plus for ADSM                                       Y   -  ***   N  -        5765-341  5765-607
5697-PBO(2)  TME 10 Tivoli/Plus for BoKS                                       Y   -  ***   N  -
5697-PCY(2)  Tivoli/Puls for Challenger                                        Y   -  ***   N  -
5697-PLE(2)  TME 10 Tivoli/Plus for NetWorker                                  Y   -  ***   N  -
5697-PME(2)  TME 10 Tivoli/Plus for SeOS                                       Y   -  ***   N  -
5697-PMN     TME 10 Performance Management                                     N   -  ***   N  A
5697-PP3(2)  TME 10 Tivoli/Plus for ServiceCenter                              Y   -  ***   N  -
5697-PPL(2)  Tivoli/Plus for AutoSys                                           Y   -  ***   N  -
5697-PRE(2)  TME 10 Tivoli/Plus for AR System                                  Y   -  ***   N  -
5697-PRT(2)  TME 10 Print Management                                           Y   -  ***   N  -
5697-PUN(2)  TME 10 Tivoli/Plus for Maestro                                    Y   -  ***   N  -
5697-RCL(2)  TME 10 Remote Control                                             Y   -  ***   N  -
5697-RPT(2)  TME 10 Reporter                                                   Y   -  ***   N  -
5697-SEC(2)  TME 10 Security Management                                        Y   -  ***   N  -
5697-SWD(2)  TME 10 Software-Distribution                                      Y   -  ***   N  -
5697-UAD(2)  TME 10 User Administration                                        Y   -  ***   N  -
5765-191     IBM ProductManager for AIX/Prod Change Mgr                        N  IJ  ***   N  A
5765-192     IBM ProductManager for AIX/Prod Structure Mgr                     N  IJ  ***   N  A
5765-193     IBM ProductManager for AIX/Appl Svcs Mgr                          N  IJ  ***   N  A
5765-263     IBM ProductManager for AIX Doc Control Mgr                        N   -  ***   N  A
5765-316     Legato NetWorker for RS/6000                                      N   -  ***   N  A
5765-337(3)  IBM ProductManager for Solaris 2.X Oper Sys Prod Change Mgr       N   -  ***   N  A
5765-338(3)  IBM ProductManager for Solaris 2.X Oper Sys Prod Structure Mgr    N   -  ***   N  A
5765-339(3)  IBM ProductManager for Solaris 2.X Oper Sys Appl Svcs Mgr         N   -  ***   N  A
5765-340(3)  IBM Product Mgr for HP-UX Oper Sys Prod Change Mgr                N   -  ***   N  A
5765-341(3)  IBM Product Mgr for HP-UX Oper Sys Appl Svcs Mgr                  N   -  ***   N  A
5765-342(3)  IBM Product Mgr for HP-UX Oper Sys Prod Structure Mgr             N   -  ***   N  A
5765-347(3)  IBM ProductManager for Solaris 2.X Oper Sys Doc Control Mgr       N   -  ***   N  A
5765-348(3)  IBM Product Mgr for HP-UX Oper Sys Doc Control Mgr                N   -  ***   N  A
5765-381     IBM Job Scheduler for AIX                                         N   -  ***   Y  -
5765-440     IBM AIX ProductManager for Oracle7 Appl Svcs Mgr                  N   -  ***   N  A
5765-441     IBM AIX ProductManager for Oracle7 Prod Structure Mgr             N   -  ***   N  A
5765-442     IBM AIX ProductManager for Oracle7 Prod Change Mgr                N   -  ***   N  A
5765-443     IBM AIX ProductManager for Oracle7 Doc Control Mgr                N   -  ***   N  A
5765-527(1)  SystemView for AIX                                                N  IH  ***   Y  A
5765-532     Getting Started with DCE for Appl Developers                      N  IJ  ***   Y  A
5765-533(1)  DCE Security Services                                             N  IJ  ***   Y  A
------------------------------------------------------------------------------------------------------------------------------------

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        G-3 of 6

IBM RS/6000 LICENSED PROGRAMS

------------------------------------------------------------------------------------------------------------------------------------

                                                                    C  H            D
                                                                    E  E            I
   PROGRAM                                                          R  S   RMKT  N  S
   NUMBER                      PROGRAM DESCRIPTION                  T  C   DISC  A  T                     NOTES
------------------------------------------------------------------------------------------------------------------------------------
5765-534(1)    DCE Cell Directory Services                          N  IJ  ***   Y  A    (1)  Version to version upgrades are
                                                                                              eligible for the same discount as an
5765-537(1)    DCE Enhanced Distributed File Systems                N  IJ  ***   Y  A         initial license order for the
                                                                                              upgraded-to program.
5765-538       DCE User Data Masking Encryption Facility            N  IJ  ***   Y  A
                                                                                         (2)  Permission to copy is not granted for
                                                                                              these programs.
5765-540(1)    DCE NFS to DFS Authenticating Gateway                N  IJ  ***   Y  A

5765-605(2)    IBM Product Mgr for AIX Operating System             N   -  ***   N  A    (3)  Available for marketing without the
                                                                                              standard Value-Added Enhancement
                                                                                              requirement:

5765-606(2,3)  IBM Product Mgr for HP-UX Operating System           N   -  ***   N  A         5765-337  5765-342
                                                                                              5765-338  5765-347
5765-607(2,3)  IBM Product Mgr for Sun Polaris 2.X Operating        N   -  ***   N  A         5765-339  5765-348
               System                                                                         5765-340  5765-606
5765-633(2)                                                         N   -  ***   N  A         5765-341    5765-607
               IBM CICS for SINIX
5765-639                                                            N   -  ***   N
               IBM Directory and Security Server for AIX
5799-FBC                                                            N   -  ***   N
               NSL UniTree AIX/6000
------------------------------------------------------------------------------------------------------------------------------------


CATEGORY N

IBM AS/400 LICENSED PROGRAMS

-------------------------------------------------------------------------------------------------------------------------------
                                                                         D
                                                                         I
       PROGRAM                                             RMKT          S
       NUMBER               PROGRAM DESCRIPTION            DISC          T                 NOTES
-------------------------------------------------------------------------------------------------------------------------------
5696-032(1)            AS/400 Networking                   ***           -    (1)  Group to Group Upgrade Charges for these
5697-C20               IBM BYPASS2000                      ***           A         Programs are NOT eligible for a Discount.
5730-082(1)            NetView File Transfer Program       ***           -
5733-196(3,4)  V1      NetView FTP V3                      ***           -    (3)  Aggregation toward Annual System Revenue
                                                                                   Performance does not apply.
-------------------------------------------------------------------------------------------------------------------------------

NOTE:

(4) Designated AS/400 software can be distributed automatically from IBM Software Manufacturing Solutions (SMS) directly to your end users for a fee. Orders can be placed by selecting the "IR/IRA End User Distribution" option in the configurator. Charges for the service will be calculated and added to the configuration.

     Additionally, all 5763 and 5716 programs ordered and shipped on the 5755-AS3 and 5755-AS4 System Program Orders (SPOs) are eligible for this automatic distribution by IBM.
--------------------------------------------------------------------------------

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        G-4 of 6

CATEGORY O

IBM NETWORK INTEGRATION LICENSED PROGRAMS

Complementary Marketing fee percentages are as follows: Central Order = *** TBO Order = ***

--------------------------------------------------------------------------------------------------------------------------------
                                                                    D
                                                                    I
  PROGRAM                                                     RMKT  S
  NUMBER                   PROGRAM DESCRIPTION                DISC  T                        NOTES
--------------------------------------------------------------------------------------------------------------------------------
5621-425(1)  IBM 3172 Interconnect Controller Program         ***   A   (1)  Version to version upgrades are eligible for the
5696-865     IBM 3172 SNA Communications Program              ***   A        same discount as an initial license order for the
5697-196     IBM 3172 IP Channel Communications Program V1    ***   -        upgraded-to program.
5697-259     IBM 3172 HPR Channel Connectivity Program        ***   -
--------------------------------------------------------------------------------------------------------------------------------

CATEGORY R

IBM DATA COLLECTION LICENSED PROGRAMS

Complementary Marketing fee percentages are as follows: Central Order=*** TBO Order=***

------------------------------------------------------------------------------------------------------------------------------------
   PROGRAM                                                 RMKT
   NUMBER                 PROGRAM DESCRIPTION              DISC                          NOTES
------------------------------------------------------------------------------------------------------------------------------------
5756-144(1,2)  Data Collection Control/2                   ***    Revenue for these Programs does not aggregate toward RS/6000 or
                                                                  AS/400 Annual System Revenue Performance.
5756-145(2)    Data Collection for Distributed             ***
               Automation Edition                                 (1)  Version to version upgrades are eligible for the same
5756-146(2)                                                ***         discount as an initial license order for the upgraded-to
               7527 Extended Terminal Services                         program.

5799-PZH(2)                                                ***    (2)  Permission to copy is NOT granted for these Programs.
               AIX Data Collector/6000 (Buildtime)
5799-PYX(2)                                                ***
               AIX Data Collector/6000 (Runtime)
------------------------------------------------------------------------------------------------------------------------------------

CATEGORY X

IBM LICENSED PROGRAMS AVAILABLE TO BOTH RS/6000 AND AS/400 SOLUTION PROVIDERS

Complementary Marketing fee percentages are as follows: Central Order=*** TBO Order=***

----------------------------------------------------------------------------------------------------------------------------------
                                                                          D
                                                                          I
          PROGRAM             PROGRAM                  RMKT      N        S
          NUMBER            DESCRIPTION                DISC      A        T                       NOTES
----------------------------------------------------------------------------------------------------------------------------------
5621-159                     SwitchServer/2              ***       N        A    (1)  Version to version upgrades are eligible for
5798-RZB(1,2)                Connection program/400      ***       Y        -         the same discount as an initial license order
                                                                                      for the upgraded-to program.
----------------------------------------------------------------------------------------------------------------------------------
NOTE:

(2)  Designated AS/400 software can be distributed automatically from IBM
     Software Manufacturing Solutions (SMS) directly to your end users for a fee. Orders can be placed by selecting the "IR/IRA End User Distribution" option in the configurator. Charges for the service will be calculated and added to the configuration.

     Additionally, all 5763 and 5716 programs ordered and shipped on the 5755-
     AS3 and 5755-AS4 System Program Orders (SPOs) are eligible for this automatic distribution by IBM.
--------------------------------------------------------------------------------

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        G-5 of 6

CATEGORY Y

IBM LICENSED PROGRAMS AVAILABLE TO IBM SOLUTION PROVIDERS APPROVED FOR CATEGORIES A, D, AND E.

Complementary Marketing fee percentages are as follows: Central Order = *** TBO Order = ***

----------------------------------------------------------------------------
                                                   D
                                                   I
 PROGRAM                                     RMKT  S
  NUMBER          PROGRAM DESCRIPTION        DISC  T             NOTES
----------------------------------------------------------------------------
5648-129    IBM Client Input Output/Sockets  ***
----------------------------------------------------------------------------

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        G-6 of 6

                           IBM STORAGE PRODUCTS TABLE

These products are available to IBM Business Partners approved for IBM Storage Products. When approved for Category S2 or S3 as a Storage Remarketer in the Business Partner Profile, you are also approved for Products in Categories S1, S5, and SS.

When Products included in a Category will attach to multiple system types, only those models which will attach to your approved processor type are available to you.

When approved for these Storage Products, you are also approved for associated RS/6000 and AS/400 features required to attach these Storage Products to RS/6000 or AS/400 processors at the discount associated with those processor features in their respective tables.

Revenue for these Products aggregates toward Annual System Revenue Performance
(ASRP) unless otherwise indicated.

Storage Products are eligible for export between the United States and Canada only when they are exported in conjunction with the installation of an RS/6000 system.

MES Orders for machines in this Product Table are eligible for the same discount as the base machine unless otherwise indicated.

CATEGORY S1.

-----------------------------------------------------------------------------------------------
                                                                               C  D         I
                                                                  DEMO/     V  E  I  L  I   N
 MACHINE                                         FEE        RMKT   DEV   N  A  R  S  I  A   S
  TYPE                DESCRIPTION                OPTY  FEE  DISC  DISC   A  E  T  T  C  C   T
-----------------------------------------------------------------------------------------------
3490(3,4)  Mag Tape - Models C$$, E01, E11       ***   ***  ***    ***   Y  N  N  A  N  3  IBI
           Mag Tape - Models F$$                 ***   ***  ***    ***   Y  N  N  A  N  3  IBI
3570       Magstar MP Magnetic Tape Subsystem    ***   ***  ***    ***   N  N  N  A  Y  3  CSU
3995(3,5)  Optical Library                       ***   ***  ***    ***   Y  N  N  A  Y  2  IBI
7027       High Capacity Storage Drawer          ***   ***  ***    ***   N  N  N  A  N  3  IBI
7131       SCSI Multi-Storage Tower              ***   ***  ***    ***   Y  N  N  A  N  3  CSU
7137(1)    Disk Array Subsystem                  ***   ***  ***    ***   Y  N  N  A  Y  3  IBI
7202       RS/6000 Expansion Rack                ***   ***  ***    ***   N  N  N  A  N  3  IBI
7203       Portable Disk Drive                   ***   ***  ***    ***   Y  N  N  A  N  3  CSU
7204       External Disk Drive                   ***   ***  ***    ***   Y  N  N  A  N  3  CSU
7206       External 4mm Tape Drive               ***   ***  ***    ***   Y  N  N  A  N  3  CSU
7207       1/411 Cartridge Tape Drive            ***   ***  ***    ***   Y  N  N  A  N  3  CSU
7208(2)    8mm Tape Drive                        ***   ***  ***    ***   Y  N  N  A  N  3  CSU
7209       Optical Disk Drive                    ***   ***  ***    ***   N  N  N  A  N  3  CSU
7210       CD-ROM Drive                          ***   ***  ***    ***   Y  N  N  A  Y  3  CSU
7331       8mm Tape Library                      ***   ***  ***    ***   Y  N  N  A  N  3  CSU
7332       4mm DDS-2 Tape Autoloader             ***   ***  ***    ***   N  N  N  A  N  3  CSU
7336       4mm Tape Library                      ***   ***  ***    ***   N  N  N  A  Y  3  CSU
9337       Disk Array Subsystem                  ***   ***  ***    ***   N  N  N  A  Y  3  IBI
9348       Magnetic Tape Unit                    ***   ***  ***    ***   N  N  N  A  N  3  IBI
9427       8mm Tape Cartridge Library            ***   ***  ***    ***   N  N  N  A  N  3  IBI
-----------------------------------------------------------------------------------------------
NOTE:

(1)  7137 Models 413, 414 and 415 are CSU.
(2)  7208 Models 012 and 234 are IBI.
(3)  Federal Discounts:
       3490 = ***
       3996 = ***
(4)  3490 Models F00 and F01 are CSU.
(5)  3995 C4$ Models do not contain Licensed Internal Code.
-----------------------------------------------------------------------------------------------

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        L-1 of 3

CATEGORY S2

------------------------------------------------------------------------------------------------------------------------
                                                                                             C  D         I
                                                                               DEMO/      V  E  I  L  I   N
   MACHINE                                                 FEE         RMKT    DEV    N   A  R  S  I  A   S
    TYPE     DESCRIPTION                                  OPTY   FEE   DISC    DISC   A   E  T  T  C  C   T
------------------------------------------------------------------------------------------------------------------------
3494(1,2)    Tape Library Dataserver                       ***   ***    ***    ***    Y   Y  N  A  Y  2  IBI
3590(2,3,5)  High Performance Tape Subsystem               ***   ***    ***    ***    Y   Y  N  A  Y  2  IBI
3599(4)      Magstar Data Cartridge                        ***   ***    ***    ***    N   Y  N  -  N  1  CSU
------------------------------------------------------------------------------------------------------------------------
NOTE:

(1)  The 3494 Model B16 is not available for remarketing.
(2)  Federal Discount
     3494 = ***
     3590 = ***
(3)  The 3590 Model C12 is not eligible for Distributor Schedule A discounting.
(4)  MES orders are not eligible for a discount.
(5)  A$$ and B$$ models of the 3590 are available for marketing without a Value-Added Enhancement.
------------------------------------------------------------------------------------------------------------------------

CATEGORY S3

------------------------------------------------------------------------------------------------------------------------
                                                                                             C  D         I
                                                                              DEMO/       V  E  I  L  I   N
  MACHINE                                                 FEE          RMKT   DEV     N   A  R  S  I  A   S
   TYPE      DESCRIPTION                                  OPTY   FEE   DISC   DISC    A   E  T  T  C  C   T
------------------------------------------------------------------------------------------------------------------------
7133(1)      SSA Disk Subsystem                            ***   ***   ***    ***     Y   N  N  A  Y  3  IBI
7135         RAIDiant Array                                ***   ***   ***    ***     Y   N  N  A  Y  3  IBI
7190         SCSI Host to SSA Loop Attachment              ***   ***   ***    ***     N   Y  N  A  N  3  CSU
------------------------------------------------------------------------------------------------------------------------
NOTE:

(1)  7133 Models 010 and 500 contain IBM Licensed Internal Code.
------------------------------------------------------------------------------------------------------------------------

CATEGORY S5

------------------------------------------------------------------------------------------------------------------------
                                                                                             C  D        I
                                                                              DEMO/       V  E  I  L  I  N
   MACHINE   DESCRIPTION                                  FEE          RMKT   DEV     N   A  R  S  I  A  S
    TYPE                                                  OPTY  FEE    DISC   DISC    A   E  T  T  C  C  T
------------------------------------------------------------------------------------------------------------------------
7015(1)      System Rack Model R00                        ***   ***    ***    ***     Y  N  N  A  N  2  CSU
------------------------------------------------------------------------------------------------------------------------
NOTE:

(1)  The 7015 Model R00 is available for marketing without a Value-Added Enhancement when sold as an expansion rack to
     Support additional external IBM Storage Products on RS/6000 processors.
------------------------------------------------------------------------------------------------------------------------

CATEGORY S6

Unique approvals are required to market Products in this category.

------------------------------------------------------------------------------------------------------------------------
                                                                                           C  D         I
                                                                              DEMO/     V  E  I  L  I   N
   MACHINE                                                FEE          RMKT   DEV    N  A  R  S  I  A   S
    TYPE     DESCRIPTION                                  OPTY   FEE   DISC   DISC   A  E  T  T  C  C   T
------------------------------------------------------------------------------------------------------------------------
 3466       Network Storage Manager                        ***   ***   ***    ***    N  N  Y  A  Y  4  IBI
 5765-B92   Network Storage Manager Software Package V1    ***   ***   ***    ***    N  N  N  A         -
------------------------------------------------------------------------------------------------------------------------
NOTE:

(1)  Complementary Marketing fee percentages are as follows:  Central Order = ***  TBO Order = ***
------------------------------------------------------------------------------------------------------------------------

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        1-2 of 3

CATEGORY SS

Storage Remarketers authorized for Storage Product Categories S2, 83, or 84 are eligible to sell Licensed Programs listed in this section.

Complementary Marketing fee percentages are as follows: Central Order = *** TBO order = ***

Remarketers are no longer required to obtain a development license for ADSM for AIX (5765-564). Remarketers are not required to copy and distribute this licensed program to their end users.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                         H                D
                                                                                         E                I     V
      PROGRAM                                                                            S   RMKT   N     S     A
       NUMBER          PROGRAM DESCRIPTION                                               C   DISC   A     T     E    NOTES
--------------------------------------------------------------------------------------------------------------------------------
5716-SV2(1,2)          ADSTAR Distributed Storage Manager for AS/400 V3                  IC  ***     N     -    Y
5763-SV2(1,2,3)        ADSTAR Distributed Storage Manager for AS/400 V2                  IC  ***     N     A    N
5799-QZG               IBM Backup Restore Interface for ORACLE for SAP R3 V2 P94053       -  ***     N     A    Y
--------------------------------------------------------------------------------------------------------------------------------
NOTE:

(1)  Designated AS/400 software can be distributed automatically from IBM
     Software manufacturing Solutions (SMS) directly to your end users for a fee. Orders can be placed by selecting the "IR/IRA End User Distribution" option in the configurator. Charges for the service will be calculated and added to the configuration.

     Additionally, all 5763 and 5716 programs ordered and shipped on the 5755-
     AS3 and 5755-AS4 System Program Orders (SPOs) are eligible for this automatic distribution by IBM.

(2) Version to version upgrades are eligible for the same discount as an initial license order for the upgraded-to program.

(3)  Available for marketing without a Value-Added Enhancement.
--------------------------------------------------------------------------------------------------------------------------------

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        1-3 of 3

                        PRINTING SYSTEMS PRODUCT TABLE

These Products are available to IBM Business Partners approved to market IBM Printing Systems Products. These Products are eligible upon certification by Category for the discounts identified in the Printing Systems Discount Schedule below.

When certified for these Printing Systems Products, you also have access to associated Licensed Programs listed in the Product Table when those Licensed Programs are required to attach these Printing Systems Products to a processor. Unless otherwise approved by IBM for a different discount, the discounts stated apply.

MES orders for Machines in this schedule are eligible for the same discount as the base Machine unless otherwise indicated.

Unless otherwise noted, Inventory Adjustment Category (IAC) 2 applies to all Machines in this schedule.

Machines in this schedule obtained for internal use must be retained for at least six months from their Date of Installation.

CATEGORY P1 (DEPARTMENTAL)
--------------------------

---------------------------------------------------------------------------------------------------------------------
                                                             REMARKETING   DEMONSTRATION
   MACHINE TYPE                DESCRIPTION                     DISCOUNT      DISCOUNT               NOTES
---------------------------------------------------------------------------------------------------------------------
3112-001          Page Printer                                    ***           ***       (1)  New machine orders
                                                                                               are no longer accepted.
3116-001          Page Printer                                    ***           ***            MES orders may be
3116-002          Page Printer                                    ***           ***            available, subject to
3116-003          Page Printer                                    ***           ***            Product availability.

3130-01S          Base Simplex Printer                            ***           ***       (2)  New machine orders
3130-02D          Duplex Printer                                  ***           ***            are not accepted for
3130-02S          High Capacity Simplex Printer                   ***           ***            withdrawn models.
3130-03S          Simplex Printer                                 ***           ***            However MES orders
                                                                                               may be available at the
3912(1)           Page Printer                                    ***           ***            indicated discount,
                                                                                               subject to Product
3916(1)           Page Printer                                    ***           ***            availability.

3930-02D          LIC Page Printer 30PPM Duplex                   ***           ***
3930-02S          LIC Page Printer 30PPM Simplex                  ***           ***
3930-03D          LIC Page Printer 30PPM Duplex                   ***           ***
3930-03S          LIC Page Printer 30PPM Simplex                  ***           ***

4028(1)           Laser Printer                                   ***           ***

4224(2)           Matrix Printer                                  ***           ***
4224-1E3          600 CPS Twinax Printer                          ***           ***
4224-1C2          400 CPS W/Exp Storage Color Printer             ***           ***
4224-301          400 CPS ASCII Printer                           ***           ***
4224-302          400 CPS ASCII Printer                           ***           ***
4224-3C2          400 CPS ASCII Color Printer                     ***           ***
4224-3E3          600 CPS ASCII Printer                           ***           ***

4230-101          375 CPS SCS Twinax Printer                      ***           ***
4230-102          480 CPS IPDS Twinax Printer                     ***           ***
4230-1l1          375 CPS IPDS Twinax Printer                     ***           ***
4230-1S2          480 CPS SCS Twinex Printer                      ***           ***
4230-201          375 CPS SCS Coax Printer                        ***           ***
4230-202          480 CPS IPDS Coax Printer                       ***           ***
4230-2l1          375 CPS IPDS Coax Printer                       ***           ***
4230-2S2          480 CPS SCS Coax Printer                        ***           ***
4230-413          600 CPS IPDS Twinex Printer                     ***           ***
4230-4S3          600 CPS SCS Twinax Printer                      ***           ***
4230-513          600 CPS IPDS Coax Printer                       ***           ***
4230-5S3          600 CPS SCS Coax Printer                        ***           ***

4232-302          600 CPS Serial/Parallel Printer                 ***           ***

4234(1)           Dot Band Printer                                ***           ***

4247-001          Serial Matrix Printer                           ***           ***
4247-A00          Serial Matrix ASCII Printer                     ***           ***
---------------------------------------------------------------------------------------------------------------------

*CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        J-1 of 3

---------------------------------------------------------------------------------------------------------------------
                                                       REMARKETING   DEMONSTRATION           NOTES
MACHINE TYPE                   DESCRIPTION               DISCOUNT      DISCOUNT
---------------------------------------------------------------------------------------------------------------------
6252-AP2      1200 LPM ASCII Parallel Printer               ***           ***       (2)  New machine orders
6252-AP8      800 LPM ASCII Parallel Printer                ***           ***            are not accepted for
6252-AS2      1200 LPM ASCII Serial/Parallel Printer        ***           ***            withdrawn models.
6252-AS8      800 LPM ASCII Serial/ Parallel Printer        ***           ***            However, MES orders
6252-D08      800 LPM Coax Printer                          ***           ***            may be available at the
6252-D12      1200 LPM Coax Printer                         ***           ***            indicated discount,
6252-P08      800 LPM Non-IBM Attach Printer                ***           ***            subject to Product
6252-P12      1200 LPM Non-IBM Attach Printer               ***           ***            availability.
6252-T08      800 LPM Twinax Printer                        ***           ***
6252-T12      1200 LPM Twinax Printer                       ***           ***

6262(2)       Line Printer                                  ***           ***
6262-022      2200 LPM Channel Printer                      ***           ***
6262-A22      2200 LPM ASCII Printer                        ***           ***
6262-D22      2200 LPM Coax Printer                         ***           ***
6262-P22      2200 LPM Non-IBM Attach Printer               ***           ***
6262-T22      2200 LPM Twinax Printer                       ***           ***

6400-04P      475 LPM Line Matrix Pedestal Printer          ***           ***
6400-004      475 LPM Line Matrix Printer                   ***           ***
6400-008      800 LPM Line Matrix Printer                   ***           ***
6400-012      1200 LPM Line Matrix Printer                  ***           ***

6408(2)       Line Matrix Printer                           ***           ***
6408-A00      Line Matrix ASCII Printer                     ***           ***

6412(2)       Line Matrix Printer                           ***           ***
6412-A00      Line Matrix ASCII Printer                     ***           ***
6412-CT0      Line Matrix Coax/Twinax Printer               ***           ***
---------------------------------------------------------------------------------------------------------------------

CATEGORY P2 (NETWORK)

---------------------------------------------------------------------------------------------------------------------
                                                      REMARKETING    DEMONSTRATION     NOTES
   MACHINE TYPE       DESCRIPTION                       DISCOUNT       DISCOUNT
---------------------------------------------------------------------------------------------------------------------
4303-001           Network Printer (LV)                    ***            ***
4303-002           Network Printer (HV)                    ***            ***

4312-001           Network Printer (LV)                    ***            ***
4312-002           Network Printer (HV)                    ***            ***
4312-003           Network Printer (LV)                    ***            ***

4317-001           Network Printer (LV)                    ***            ***
4317-002           Network Printer (HV)                    ***            ***

4324-001           Network Printer (LV)                    ***            ***
4324-002           Network Printer (HV)                    ***            ***
4324-003           Network Printer (LV)                    ***            ***
4324-004           Network Printer (HV)                    ***            ***
---------------------------------------------------------------------------------------------------------------------

*CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        J-2 of 3

CATEGORY P3 (PRODUCTION)
------------------------

---------------------------------------------------------------------------------------------------------------------
                                                           REMARKETING    DEMONSTRATION         NOTES
   MACHINE TYPE            DESCRIPTION                      DISCOUNT        DISCOUNT
---------------------------------------------------------------------------------------------------------------------
    3935-001  LIC Advanced Function Printer                     ***           ***

    3160-001  Advanced Function Printer                         ***           ***

    3160-002  InfoPrint 60                                      ***           ***
---------------------------------------------------------------------------------------------------------------------

CATEGORY P4 (SOFTWARE)
----------------------

---------------------------------------------------------------------------------------------------------------------
                                                           REMARKETING    DEMONSTRATION         NOTES
   MACHINE TYPE            DESCRIPTION                      DISCOUNT        DISCOUNT

---------------------------------------------------------------------------------------------------------------------
    5622-551  PSF/2                                             ***           ***           (1)  One demonstration
    5622-416  AFP Workbench                                     ***           ***                product per each IBM
                                                                                                 authorized Printer
    5648-113  Font Collection                                   ***           ***                Remarketer Firm
                                                                                                 certified to sell
                                                                                                 software.
    5686-141  PSF/VM                                            ***           ***
    5686-040  PSF/VSE OTC Only                                  ***           ***
    5686-190  PPFA/370 MLC Via Special Bid                      ***           ***

    5688-191  OGL/370                                           ***           ***

    5695-040  PSF/MVS                                           ***           ***

    5716-SS1  PSF/400/OS/400                                    ***           ***
    5716-AF1  AFP Utilities/400                                 ***           ***

    5763-FNT  IBM AFP Fonts/400                                 ***           ***
    5763-SS1  PSF/400/OS/400                                    ***           ***
    5763-AF1  AFP Utilities/400                                 ***           ***

    5765-505  PSF/6000                                          ***           ***
    5765-594  AFP Toolbox for Multiple Operating Systems        ***           ***

    5798-AF2  AFP Print Suite (V3R2)                            ***           ***
    5798-AF3  AFP Print Suit (V3R7)                             ***           ***

    5801-AAR  APS Connect                                       ***           ***
---------------------------------------------------------------------------------------------------------------------

*CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        J-3 of 3

            PRODUCTS AVAILABLE UNDER COMPLEMENTARY MARKETING TERMS

The following Products are available to IBM Business Partners through the Business Partner Exhibit for marketing under the terms of the Complementary Marketing Terms Attachment. These Products are not available to, remarketing via the Business Partner Exhibit.

                                                                   BASE         MAXIMUM       FEE
                                                                  AMOUNT          FEE       PERCENT
                                                                              OPPORTUNITY
OPTICAL MULTIPLEXOR
  9729                                                             ***            ***         ***
INDUSTRIAL COMPUTERS
  7588-001                                                         ***            ***         ***
MULTIMEDIA SYSTEMS
  8690 Kiosk                                                       ***            ***         ***
  Internally-listed RPQ.  Call 1-800-4AKIOSK (1-800-425-
   4675) for information and approval to order.
IBM PERSONAL COMPUTER COMPANY TERMINALS
  3151, 3164, 3472, 3476, 3481, 3482, 3483                         ***            ***         ***
  3486, 3487, 3488, 3489
SYSTEM/390 MACHINES
  IBM 9021 Processors                                              ***            ***         ***
  IBM 9121 Processors                                              ***            ***         ***
  IBM 9033 ESCON Director                                          ***            ***         ***
  IBM 9037 Sysplex Timer                                           ***            ***         ***
OTHER IBM MACHINES not included in the  above categories           ***            ***         ***
 or listed elsewhere in the Business Partner Exhibit.

PRODUCT OFFERING                                                 TBO ORDER     CENTRAL ORDER
                                                                FEE PERCENT     FEE PERCENT
IBM Licensed Programs not listed in the business Partner           ***            ***
Exhibit.
IBM Credit Corporation Financing (1)(3)                            ***            ***
IBM Credit Corporation Used Machines (2)(3)                        ***            ***
Products ordered through IBM Direct:
  - IBM System/390 Entry Server Offering                           ***            ***
  - IBM System/390 Open Server Offering                            ***            ***

(1) IBM Credit fee is paid based on the total amount financed for all new financing and financing of used equipment from IBM Credit inventory. Excluded from the fee payment will be rollovers, base lease extensions (BLEXs), end of lease renewals, and other refinancing, as well as end of lease sales. The fee for used equipment leases will be based on Monthly Lease Accounts Receivable (MLAR) or the sum of the lease payments over the projected life of the lease.

     It is the responsibility of IBM Business Partners to introduce IBM's financing offerings, qualify customer interest in financing, and provide leads to IBM Credit Financial Marketing Advisors (FMAs).

(2) IBM Credit fee is paid based upon the invoiced amount, the Monthly Lease Accounts Receivable (MLAR), or the sum of the lease payments over the projected life of the lease, whichever is applicable, of the used IBM machines (which must include an IBM AS/400 System Unit, RS/6000 system or IBM 9336/9337 DASD) from IBM Credit inventory.

(3) Business Partners approved under complementary marketing terms must submit a Fee Payment Request Form to be eligible for payment except when the Product covered is new and it is under IBM Credit financing.

N/A = Not applicable

*CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        K-1 of 1

                 IBM PRODUCT SUPPORT SERVICES OFFERINGS TABLE


Product Support Services offerings that Business Partners may be authorized to sell for a fee or discount are listed below. Other service offerings, such as those from IBM Network Services, ISSC, Education and Training, and so on, if offered to Business Partners, are listed under their respective service offering tables to the Business Partner Exhibit

A fee percent is applied to the service's one-time or recurring charge that IBM invoices the end user. For a recurring charge, we apply the percent to 12 times the monthly charge.

Business Partners must submit a Fee Payment Request Form, or appropriate maintenance services marketing (MSM) documentation, to be eligible for fee payment.

Product Support Services are listed in the following format:

SERVICES

1.  Product Services                                      B.  Systems Mgmt - Data Center

    A.  Hardware Product Services                    3.   IT Environment & Infrastructure Services
        .  Maintenance
    B.  Software Services                                 A.  Site & Operational Services
        .  AS/400 Services
        .  RS/6000 Services                                   .  Customized Operational Services
        .  Network Services                                   .  Uninterruptible Power Systems (UPS)
        .  Personal Systems Services
        .  S/390 Services                            4.   Business & Technology Solutions
        .  Multi-Platform Services
        .  Store Systems Services                    5.   Backup and Recovery

2.  System Management Services                            A.  Business Recovery Services

    A.  Systems Mgmt - Desktop & Distributed         6.  Other Services

                                                         A.  Custom Services Contracts
--------------------------------------------------------------------------------------------------------------

1. PRODUCT SERVICES

   A. HARDWARE PRODUCT SERVICES

      MAINTENANCE SERVICES

                                      LEAD PASS   CLOSED CONTRACT   REMARKETING
                                         FEE          FEE (1)        DISCOUNT      DIST(3)
    9254-X01        MMMC                 ***           ***             ***            A
    9254-X02        CSO                  ***           ***             ***            A
    9254-X03        MRSO                 ***           ***             ***            A
    9254-X04        ESSR(2)              ***           ***             ***           --
    9254-X05        CSOR(2)              ***           ***             ***           --
    9254-X06        Multivendor MA       ***           ***             ***           --
                    Services

Hardware Product Services Legend

  CSO  -      Corporate Service Option
  CSOR -      Corporate Service Option for Remarketers
  ESSR -      Entry Systems Service for Remarketers
  MA   -      Maintenance
  MMMC -      Minimum Monthly Maintenance Charge
  MRSO -      Mid-Range System Option

*CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        L-1 of 7

B. SOFTWARE SERVICES

   AS/400 SERVICES

   Category 1 -- (Software Services - Lead Fee Eligible Only)

                      Lead Pass    Closed Contract    Remarketing    DIST(3)
                         Fee             Fee            Discount
                         ***             ***               ***         --

   9251-A01 OS/400 Integration for Novell Netware Installation
   9251-A02 AS/400 PTF Installation for Integration of Novell Networks 9252-A03 AS/400 System Transition Project Management
                Feature Codes 4017-4021
   9256-A04 IBM Business Critical for AS/400

   Category 2 -- (Software Services - Lead/Closed/Discount Eligible)

                      Lead Pass    Closed Contract    Remarketing    DIST(3)
                         Fee            Fee             Discount

                         ***            ***               ***         --


   9250-A01  SmoothStart for AS/400
                  Feature Code 1000
   9250-A02  SmoothStart for AS/400 Advanced 36
                  Feature Code 1001
   9250-A04  SmoothStart for Internet Connection for AS/400 - WEB
                  Feature Code 1010
             SmoothStart for Internet Connection for AS/400 - POP
                  Feature Code 1011
             SmoothStart for Internet Connection for AS/400 - FTP
                  Feature Code 1012
   9250-A05  SmoothStart for AS/400 Operating System
   9250-A06  SmoothStart for Real Vision Imaging Software
   9250-A10  SmoothStart Service for ImagePlus Workfolder Application Facility
             (WAF) for AS/400
   9250-A11  SmoothStart Service for Report/Data Archive and Retrieval System
             (R/DARS) for AS/400
   9251-A05  Integration Service for R/DARS for AS/400 with ImagePlus for
             WAF/400
   9251-A09  AS/400 Gopher Internet Installation Services
   9252-A01  AS/400 System Transition Upgrade Assistant
                  Feature Codes 4001-4005
   9252-A02  AS/400 System Transition Services
                  Feature Codes 4008-4013
   9252-A04  AS/400 SysMig
   9252-A05  AS/400 GigMig
   9253-A01  PM/400 -- Annual
                  Feature Codes 1001-1006
   9253-A02  AS/400 Communication Performance Tool
   9254-A01  AS/400 Alert
   9255-A01  Planning for Internet Connection for AS/400
   9255-A02  AS/400 VitalSign Premium
   9255-A03  AS/400 Consult Line
   9256-A01  AS/400 Support Line Premium
   9256-A02  AS/400 Support Line Standard
   9256-A03  IBM Customer Technical Advocate for AS/400
   9257-A01  AS/400 BRMS Installation
   9258-A01  AS/400 Security Review

   Category 3 (Software Services - Lead/Closed/Fee Eligible Only)

                      Lead Pass    Closed Contract    Remarketing    DIST(3)
                         Fee            Fee             Discount
                         ***            ***                ***         --

9254-A02 AS/400 SSA

*CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        L-2 of 7

   RS/6000 SERVICES

   Category 1 -- (Software Services - Lead Fee Eligible Only)

                      Lead Pass    Closed Contract    Remarketing    DIST(3)
                         Fee            Fee             Discount
                         ***            ***               ***          --

   9250-R02 SmoothStart for SystemView for AIX
   9250-R03 SmoothStart for AIX Connections
   9250-R04 SmoothStart for Communications Server for AIX
   9251-R01 IBM ProjectWatch Service for RS/6000 SP
   9252-R02 IBM Migration Service for RS/6000 SP
   9256-R06 IBM Business Critical for AIX

   Category 2 -- (Software Services - Lead/Closed/Discount Eligible)

                      Lead Pass    Closed Contract    Remarketing    DIST(3)
                         Fee             Fee            Discount
                         ***             ***               ***         --

   9250-R06 SmoothStart for Database Server for AIX
   9250-R08 SmoothStart for Internet Connection Server for AIX
   9250-R10 SmoothStart for VisualInfo for AIX
   9250-R13 SmoothStart for HACMP
   9250-R14 SmoothStart Service for RS/6000 SP
   9250-R15 SmoothStart Service for OnDemand for AIX
   9250-R16 SmoothStart Service for Digital Library for AIX
   9252-R01 AIX Upgrade and Migration Services
               Feature Code   60013.1.5 > 3.2.5 Migration Only
               Feature Code   60023.2.X > 3.2.5 Migration Only
               Feature Code   60033.2 > 4.X Standalone Upgrade
               Feature Code   60043.2 > 4.X Networked Upgrade
               Feature Code   60053.2 > 4.X Upgrade and Migration
               Feature Code   60063.2 > 4.X Migration Only
   9253-R01 Performance Analyzer for AIX Systems
   9253-R02 AIX Performance HealthCheck
   9253-R03 PM/6000--Annual
               Feature Codes 1010, 1011, and 1012
   9253-R04 ImagePlus Capacity Planning and Tuning for VisualInfo for AIX
   9254-R01 AIX Alert
   9255-R01 AIX Consult Line
   9256-R01 AIX Support Line Premium - RISC System/6000
   9256-R02 AIX Support Line Standard - RISC System/6000
   9256-R05 IBM Customer Technical Advocate for AIX
   9256-R07 AIX Technical Library
   9257-R01 AIX Backup and Recovery Service (SysBack)

*CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        L-3 of 7

   NETWORK SERVICES

                      Lead Pass    Closed Contract    Remarketing    DIST(3)
                         Fee            Fee             Discount
   Category 1            ***            ***                ***         --
   (Software Services - Lead Fee Eligible Only)

   9250-N01  SmoothStart for 8235-140 DIALS Switch

   Category 2            ***            ***                ***         --
   (Software Services - Lead/Closed/Discount Eligible)

   9255-N01  Network Consult Line
   9256-N01  Network Support Line

   PERSONAL SYSTEMS SERVICES

                      Lead Pass    Closed Contract    Remarketing    DIST(3)
                         Fee            Fee             Discount
   Category 1            ***            ***               ***          --

   (Software Services - Lead Fee Eligible Only)

   9256-P02  IBM Business Critical for PS

   Category 2            ***            ***               ***          --
   (Software Services - Lead/Closed/Discount Eligible)

   9250-P02 Migration Service for VisualInfo for OS/2 to VisualInfo for AIX 9250-P03 SmoothStart Service for Digital Library for OS/2
   9250-P05 SmoothStart Service for VisualInfo for OS/2

   Category 3            ***            ***               ***          --
   (Software Services - Lead/Closed/Fee Eligible)

   9250-P01 SmoothStart for OS/2 Warp Server
   9250-P02 SmoothStart for Database Server for OS/2
   9250-P04 SmoothStart for Internet Connection Server for OS/2
   9252-P01 Migration for VisualInfo for AIX OS/2 V1 to V2
   9255-P01 PS Consult Line
   9256-P01 IBM Customer Technical Advocate for PS
   9256-P03 PS Support Line Standard
   9256-P04 PS Support Line Premium

   S/390 SERVICES

                      Lead Pass    Closed Contract    Remarketing
                         Fee            Fee             Discount       DIST(3)
   Category 2            ***            ***                ***           --
   (Software Services - Lead/Closed/Discount Eligible)

   9250-E02 SmoothStart Service for VisualInfo for MVS/ESA
   9253-E01 Performance Analysis and Tuning Service for ImagePlus for MVS/ESA

   Category 3            ***            ***                ***           --
   (Software Services - Lead/Closed Eligible)

   9250-E01 SmoothStart for Internet Connection for MVS
   9254-E01 S/390 Alert
   9255-E01 S/390 Consult Line
   9256-E01 S/390 Support Line
   9256-E02 S/390 Forum
   9254-E03 S/390 Resolve

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        L-4 of 7

MULTI-PLATFORM SERVICES

                Lead Pass    Closed Contract      Remarketing
                   Fee             Fee              Discount     DIST(3)
Category 1         ***             ***                 ***         --
(Software Services - Lead Fee Eligible Only)

9250-M01  SmoothStart for CICS/Transaction Server
9250-M02  SmoothStart for MQSeries
9251-S01  IBM ADSM Services and Training
9253-M01  Capacity Planning Services
9253-M02  Performance Management Services
9253-M03  Testing Services

Category 2         ***             ***                 ***         --
(Software Services - Lead/Closed/Discount Eligible)

9250-M04  SmoothStart Service for FlowMark

Category 3         ***             ***                 ***         --
(Software Services - Lead/Closed/Fee Eligible)

9254-E02  Advanced Digital Delivery
9250-M03  SmoothStart for Lotus Notes
9255-M01  Image Technology Services

STORE SYSTEMS SERVICES

                Lead Pass    Closed Contract      Remarketing
                   Fee             Fee              Discount     DIST(3)

Category 4
(Closed Contract Fee Eligible)
                   ***             ***                 ***         --

5639-C52  POS Support Line Premium

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        L-5 of 7

2. SYSTEMS MANAGEMENT SERVICES

   A. SYSTEMS MGMT - DESKTOP & DISTRIBUTED

   B. SYSTEMS MGMT - DATA CENTER

   Currently, there are no announced services in this category

3. IT ENVIRONMENT & INFRASTRUCTURE SERVICES

   A. SITE & OPERATIONAL SERVICES

                                           Lead Pass    Closed Contract    Remarketing
                                              Fee             Fee            Discount      DIST(3)
   CUSTOMIZED OPERATIONAL SERVICES (4)

     Connectivity Services
     ---------------------                    ***             ***               ***          --
     9251-M01 - Equipment Modification        ***             ***               ***          --
     9251-M02 - Installation                  ***             ***               ***          --
     9251-M03 - Cabling                       ***             ***               ***          --
     9251-M04 - Installation Management       ***             ***               ***          --
     9251-M05 - Relocation                    ***             ***               ***          --
     9251-M06 - Site Readiness
                                              ***             ***               ***          --
     9255-M02 - Consult/Design

   Uninterruptible Power Systems (UPS)
     9257-X01 - LT 3KVA                       ***             ***               ***          A
     9257-X02 - 3 to 14.9KVA                  ***             ***               ***          A
     9257-X03 - GT 14.9KVA                    ***             ***               ***          --

4. BUSINESS & TECHNOLOGY SOLUTIONS

   Currently, there are no announced services in this category.

5. BACKUP AND RECOVERY

   A. BUSINESS RECOVERY SERVICES

                                        Lead Pass    Closed Contract    Remarketing
                                           Fee             Fee            Discount      DIST(3)
      HOTSITE RECOVERY SERVICES
      BUSINESS RESUMPTION SERVICES
      END-USER SPACE
        9257-X04 - New                     ***             ***              ***           A
        9257-X05 - Renewal                 ***             ***              ***           A
        9257-X06 - Anniversary             ***             ***              ***           A
      CONSULTING SERVICES
      BUSINESS CAPACITY SERVICES
        9257-X07 - One Time Charges        ***             ***              ***           --

6. OTHER SERVICES

   A. CUSTOM SERVICES CONTRACTS

                                           Lead Pass    Closed Contract    Remarketing
                                              Fee             Fee            Discount      DIST(3)

   9251-X01 - Best Est. Hourly                ***             ***              ***           --
   9251-X02 - Fixed Price                     ***             ***              ***           --

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        L-6 of 7

NOTES:


(1) Fees may be earned for Maintenance Service on IBM machines marketed to end users when installed with the Business Partner's Value-Added Enhancement, regardless of Auto-MA and other agreements or administrative processes under which IBM might place the machines under services coverage. When a machine is installed with the Business Partner's Value-Added Enhancement, the Business Partner may earn fees on other IBM machines not installed by the Business Partner, provided Auto-MA and other agreements or administrative processes are not in place for services coverage. A Business Partner does not have to install its Value-Added Enhancement to earn fees on non-IBM machines.

    Business Partners are not eligible for fee payment for:

    . Service when the same Service associated with the same machine was terminated by the end user within the prior six months.

    . Service revenue increases resulting from upgrades to a machine already under the Service when the serial number does not change.

    . Service revenue increases on machines already under the Service when migrating to the Extended Maintenance Option (EMO), extending an existing EMO, or renewing an EMO at termination.

    . Service for Equipment within IBM, IBM wholly owned subsidiaries, or IBM join ventures.

(2) Eligible machines are listed in the Exhibit for Corporate Service Option for Remarketers (Z125-5437) and the Remarketer Exhibit for Entry Systems Service (Z125-4254), as applicable.

    Table of Quarterly Payments for CSOR and ESSR, based upon the amount of adjusted charges invoiced during the quarter:

                     Payment               Adjusted
                     Percent           Charges Invoices
                       ***                    ***
                       ***                    ***
                       ***                    ***

    Table of Semiannual Payments for Cluster Credit Under ESSR:
    Minimum Quantity of Qualifying Machines: 100

                          Quantity of       Cluster Credit
                      Qualifying Machines      Percent
                              ***                ***
                              ***                ***
                              ***                ***

(3) When identified with an "A" in this column, the service is available to Distributors at the discount or fee specified in the Distributor Schedule A. When identified with a "--" in this column, the service is available to Distributors at the discount or fee specified in this exhibit.

(4) Excluded from fee payment are charges for IBM or non-IBM hardware and software, and moving company charges.

KEY
SP   =    Solution Provider
R    =    Reseller
SI   =    Systems Integrator
Dist =    Distributor

*CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        L-7 of 7

                IBM GLOBAL NETWORK COMPLEMENTARY MARKETER TABLE


THESE TERMS ARE IN ADDITION TO THE COMPLEMENTARY MARKETING TERMS ATTACHMENT.

Compensation Plan
-----------------

1)  FEE COMPENSATION

    We specify fees as either a percentage fee or a fixed fee. If we specify a revenue percentage used to determine the fee for each Service, we apply it to the Service's one-time or recurring charge as invoiced to the Customer, unless specified otherwise. For a recurring charge, we apply the percentage to 1) 12 times the monthly charge or 2) the sum of the initial charge and the annual charge.

2)  FEE QUALIFICATIONS

    To qualify to receive a fee, the Business Partner must perform the following activities:

    .  Perform demand generation
    .  Determine the customer requirements
    .  Configure the services solution
    . Complete any service installation prerequisite and order entry requirements
    . Have the customer sign the Advantis Customer Agreement if the customer is a new Advantis customer, and any other required contractual document
    .  Provide the customer with the applicable service exhibit
    .  Complete the Fee Request Form using IBMLink (TM) AEFORMS FEEREQ
    . Forward the agreement, if required, and the Fee Request Form to Advantis . Assist Advantis, as needed, to further define the customer's installation requirements

3)  CONDITIONS WHERE THERE IS NO COMPENSATION

    Complementary Marketers are not eligible for compensation when performing as an IBM or Advantis subcontractor for a Customer and the subcontractor's tasks duplicate any of the Marketing Activities for the Customer.

    Compensation for the following items will not be included in this plan unless we specify otherwise:

    .  Placement of Services and Products for which we receive no revenue
    . Offerings installed at one Customer location, for the purposes of testing or demonstration, that the Customer intends to move to another location within a short period of time ("temporary installations")
    .  Services acquired by IBM or Advantis employees
    . The amount on our invoice for products and services provided by any party other than IBM or Advantis
    .  Taxes, separately itemized or invoiced

                                                                        M-1 of 2

Services Fee Table
------------------

The following table lists the IBM Global Network Services and associated fixed fee or percentage fee which is applied to the Service charge (as invoiced to the Customer).

                                                        PRODUCT       FIXED FEE
                                                    IDENTIFICATION       OR
                                                        NUMBER       FEE PERCENT
1.  GENERAL OFFERINGS:
    Advantis New Account                                   5767-ZZZ      ***

2.  MANAGED DATA NETWORK SERVICES
    Network Services - Dial Services
        Dial Services for TCP/IP                                         ***
        Dial Services for Multiprotocol LAN                5767-044      ***
        Communications
    Network Services - Leased Line Connections
        Internetworking and Multiprotocol Solutions        5767-043      ***
        SNA Interconnection (SNI)                          5767-042      ***
    Leased Line Internet Access Service
        Internet Direct
          56Kbps                                           5767-045      ***
          128Kbps or 256Kbps                               5767-046      ***
          512 Kbps or T1                                   5767-047      ***

3.  MANAGED MESSAGING SERVICES:

    Non-Advantis Customized EDI/E-Mail Interfaces
        PC Base EDI Interface                              5767-036      ***
        PC Base E-Mail Interface                           5785-DSO      ***
        AS/400 (R) System EDI Interface                    5767-037      ***

    IBM Mail Exchange
        E-Mail System/VM, MVS (R), VSE                     5767-054      ***
        Shared OfficeVision/VM (TM)                        5767-057      ***
        E-Mail System AS/400                               5767-056      ***
        Remote PC E-Mail System                            5767-058      ***
        WinMail                                            5767-059      ***      for 1-10 user IDs
                                                                         ***      for 11-25 user IDs
                                                                         ***      for 26-50 user IDs
                                                                         ***      for 51 + user IDs

4.  MANAGED COLLABORATIVE SERVICES:
    InterConnect for Lotus Notes                           5767-048      ***      per seat per month
                                                                                  for first year
                                                                         ***      per seat per month
                                                                                  for second year
                                                                                  No fee thereafter

5.  MANAGED INTERNET/INTRANET SERVICES:
    SHOWBBS                                                5767-SHW          ***
    Software Mail                                          5767-MRT          ***

6.  LICENSED PROGRAMS:
    Advantis Passport family of programs                   5767-039      ***      for 1-500 user IDs
                                                                         ***      for 501 + user IDS
    Expedite Base/DOS, OS/2, SCO UNIX, SCO XENIX           5767-034      ***
    Expedite/36                                            5767-033      ***
    Expedite 400, Expedite Base 400                        5767-041      ***
    Expedite/DIRECT                                        5767-035      ***
    Expedite Base/MVS, Base/VM                             5767-012      ***
    Expedite/CICS (TM)                                     5767-EXP      ***
    DataInterchange/MVS                                    5685-036      ***
    DataInterchange/MVS-CICS                               5695-076      ***
    IBM Mail Lan Gateway/2                                 5696-343      ***

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                                                        M-2 of 2

IBM BUSINESS PARTNER AGREEMENT                                        [IBM LOGO]
GENERAL TERMS

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


Section Title                                                                 Page
1.      Definitions............................................................ 2

2.      Agreement Structure and Contract Duration.............................. 3

3.      Our Relationship....................................................... 4

4.      Status Change.......................................................... 5

5.      Confidential Information............................................... 5

6.      Marketing Funds and Promotional Offerings.............................. 6

7.      Production Status...................................................... 6

8.      Patents and Copyrights................................................. 6

9.      Liability.............................................................. 7

10.    Trademarks.............................................................. 7

11.    Changes to the Agreement Terms.......................................... 8

12.    Internal Use Products................................................... 8

13.    Demonstration, Development and Evaluation Products...................... 8

14.    Electronic Communications............................................... 9

15.    Geographic Scope........................................................ 9

16.    Governing Law........................................................... 9

IBM BUSINESS PARTNER AGREEMENT                                        [IBM LOGO]

GENERAL TERMS

--------------------------------------------------------------------------------

1.   DEFINITIONS

     BUSINESS PARTNER is a business entity which is approved by us to market Products and Services under this Agreement.

     CUSTOMER is either an End User or a Remarketer. We specify in your Profile if we approve you to market to End Users or Remarketers, or both.

     END USER is anyone, who is not part of the Enterprise of which you are a part, who uses Services or acquires Products for its own use and not for resale.

     ENTERPRISE is any legal entity (such as a corporation) and the subsidiaries it owns by more than 50 percent. An Enterprise also includes other entities as IBM and the Enterprise agree in writing.

     LICENSED INTERNAL Code is called "Code". Certain Machines we specify (called "Specific Machines") use Code. International Business Machines Corporation or one of its subsidiaries owns copyrights in Code or has the right to license Code. IBM or a third party owns all copies of Code, including all copies made from them.

     MACHINE is a machine, its features, conversions, upgrades, elements, accessories, or any combination of them. The term "Machine" includes an IBM Machine and any non-IBM Machine (including other equipment) that we approve you to market.

     PRODUCT is a Machine or Program, that we approve you to market, as we specify in your Profile.

     PROGRAM is an IBM Program or a non-IBM Program provided by us, under its applicable license terms, that we approve you to market.

     RELATED COMPANY is any corporation, company or other business entity:

     1. more than 50 percent of whose voting shares are owned or controlled indirectly, by either of us, or

     2. which owns or controls, directly or indirectly, more than 50 percent of the voting shares of either of us, or

     3. more than 50 percent of whose voting shares are under common ownership or control directly or indirectly with the voting shares of either of us.

     However, any such corporation, company or other business entity is considered to be a Related Company only so long as such ownership or control exists. "Voting shares" are outstanding shares or securities representing the right to vote for the election of directors or other managing authority.

     REMARKETER is a business entity which acquires Products and Services, as applicable, for the purpose of marketing.

     SERVICE is performance of a task, provision of advice and counsel, assistance. or use of a resource (such as a network and associated enhanced communication and support) that we approve you to market.

2.   AGREEMENT STRUCTURE AND CONTRACT DURATION

     PROFILES

     We specify the details of our relationship (for example, the type of Business Partner you are) in a document called a "Profile." Each of us agrees to the terms of the Profile. the General Terms, the applicable Attachments referred to in the Profile, and the Exhibit (collectively called the "Agreement") by signing the Profile.

     GENERAL TERMS

     The General Terms apply to all of our Business Partners.

     ATTACHMENTS

     We describe, in a document entitled an "Attachment", additional terms that apply. Attachments may include, for example, terms that apply to the method of Product distribution (Remarketer Terms Attachment or Complementary Marketing Terms Attachment) and terms that apply to the type of Business Partner you are, for example, the terms that apply to a Distributor relationship as described in the Distributor Attachment. We specify in your Profile the Attachments that apply.

     EXHIBITS

     We describe in an Exhibit, specific information about Products and Services. for example, the Products and Services you may market, and warranty information about the Products.

     TRANSACTION DOCUMENTS

     We will provide to you the appropriate "transaction documents." The following are examples of transaction documents. with examples of the information and responsibilities they may contain:

     1.  invoices (item, quantity, price, payment terms and amount due); and

     2. order acknowledgements (confirmation of Products and quantities ordered).

     CONFLICTING TERMS

     If there is a conflict among the terms in the various documents, the terms of:

     1.  a transaction document prevail over those of all the documents;

     2. an Exhibit prevail over the terms of the Profile, Attachments and the General Terms;

     3. a Profile prevail over the terms of an Attachment and the General Terms; and

     4.  an Attachment prevail over the terms of the General Terms.

     If there is an order of precedence within a type of document, such order will be stated in the document (for example. the terms of the Distributor Attachment prevail over the terms of the Remarketer Terms Attachment, and will be so stated in the Distributor Attachment).

     OUR ACCEPTANCE OF YOUR ORDER

     Products and Services become subject to this Agreement when we accept your order by:

     1.  sending you a transaction document; or

     2.  providing the Products or Services.

     ACCEPTANCE OF TERMS IN A TRANSACTION DOCUMENT

     You accept the terms in a transaction document by doing any of the following:

     1.  signing it (those requiring a signature must be signed);

     2.  accepting the Product or Services;

     3.  providing the Product or Services to your Customer; or

     4.  making any payment for the Product or Services.

     CONTRACT DURATION

     We specify the contract start date and the duration in your Profile. Unless we specify otherwise in writing, the Agreement will be renewed automatically for subsequent two year periods. Each of us is responsible to provide the the other with three months written notice if this Agreement will not be renewed.

3.   OUR RELATIONSHIP

     RESPONSIBILITIES

     Each of us agrees that:

     1. you are an independent contractor, and this Agreement is non-exclusive. Neither of us is a legal representative or legal agent of the other. Neither of us is legally a partner of the other (for example, neither of us is responsible for debts incurred by the other), and neither of us is an employee or franchise of the other, nor does this Agreement create a joint venture between us;

     2. each of us is responsible for our own expenses regarding fulfillment of our responsibilities and obligations under the terms of this Agreement;

     3. neither of us will disclose the terms of this Agreement, unless both of us agree in writing to do so, or unless required by law;

     4. neither of us will assume or create any obligations on behalf of the other or make any representations or warranties about the other, other than those authorized;.

     5. any terms of this Agreement, which by their nature extend beyond the date this Agreement ends, remain in effect until fulfilled and apply to respective successors and assignees;

     6.  we may withdraw a Product or Service from marketing at any time;

     7. we will allow the other a reasonable opportunity to comply before it claims the other has not met its obligations, unless we specify otherwise in the Agreement;

     8. neither of us will bring a legal action against the other more than two years after the cause of action arose, unless otherwise provided by local law without the possibility of contractual waiver;

     9. failure by either of us to insist on strict performance or to exercise a right when entitled does not prevent either of us from doing so at a later time, either in relation to that default or any subsequent one;

     10. neither of us is responsible for failure to fulfill obligations due to causes beyond the reasonable control of either of us:

     11. IBM reserves the right to assign, in whole or in part, this Agreement and any orders hereunder, to any other IBM Related Company;

     12. IBM does not guarantee the results of any of its marketing plans; and

     13. each of us will comply with all applicable laws and regulations (such as those governing consumer transactions).

     OTHER RESPONSIBILITIES

     You agree:

     1. to be responsible for customer satisfaction for all your activities, and to participate in customer satisfaction programs as we determine;

     2. that your rights under this Agreement are not property rights and, therefore, you can not transfer them to anyone else or encumber them in any way. For example, you can not sell your approval to market our Products or Services or your rights to use our Trademarks;

     3.  to maintain the criteria we specified when we approved you;

     4. to achieve and maintain the certification requirements for the Products and Services you are approved to market, as we specify in your Profile;

     5. not to assign or otherwise transfer this Agreement, your rights under it, or any of its approvals, or delegate any duties, unless expressly permitted to do so under this Agreement. Otherwise, any attempt to do so is void;

     6. to conduct business activities with us (including placing orders) which we specify in the operations guide, using our automated electronic system if available. You agree to pay all your expenses associated with it such as your equipment and communication costs;

     7. that when we provide you with access to our information systems, it is only in support of your marketing activities. Programs we provide to you for your use with our information systems, which are in support of your marketing activities, are subject to the terms of their applicable license agreements, except you may not transfer them;

     8. to promptly provide us with IBM documents we may require from you or the End User (for example, our license agreement signed by the End
         User) when applicable; and

     9. to comply with the highest ethical principles in performing under the Agreement. You will not offer or make payments or gifts (monetary or otherwise) to anyone for the purpose of wrongfully influencing decisions in favor of IBM, directly or indirectly. IBM may terminate this Agreement immediately in case of 1) a breach of this clause or 2) when IBM reasonably believes such a breach has occurred.

     OUR REVIEW OF YOUR COMPLIANCE WITH THIS AGREEMENT

     We may periodically review your compliance with this Agreement. You agree to provide us with relevant records on request. We may reproduce and retain copies of these records. We, or an independent auditor, may conduct a review of compliance with this Agreement on your premises during your normal business hours.

     If, during our review of your compliance with this Agreement, we find you have materially breached the terms of this relationship, in addition to our rights under law and the terms of this Agreement, for transactions that are the subject of the breach, you agree to refund the amount equal to the discount (or fee, if applicable) we gave you for the Products or Services or we may offset any amounts due to you from us.

4.   STATUS CHANGE

     You agree to give us prompt written notice (unless precluded by law or regulation) of any change or anticipated change in your financial condition, business structure, or operating environment (for example, a material change in equity ownership or management or any substantive change to information supplied in your application). Upon notification of such change, (or in the event of failure to give notice of such change) IBM may, at its sole discretion, immediately terminate this Agreement.

5.   CONFIDENTIAL INFORMATION

     This section comprises a Supplement to the IBM Agreement for Exchange of Confidential Information. "Confidential Information" means:

     1.  all information IBM marks or otherwise states to be confidential;

     2.  any of the following prepared or provided by IBM:

         a.  sales leads,

         b.  information regarding Prospects,

         c.  unannounced information about Products and Services,

         d.  business plans, or

         e.  market intelligence;

         f. any of the following written information you provide to us on our request and which you mark as confidential:

             1)  reposing data,

             2)  financial data, or

             3)  the business plan.

     All other information exchanged between us is nonconfidential, unless disclosed under a separate Supplement to the IBM Agreement for Exchange of Confidential Information.

6.   MARKETING FUNDS AND PROMOTIONAL OFFERINGS

     We may provide marketing funds and promotional offerings to you. If we do, you agree to use them according to our guidelines and to maintain records of your activities regarding the use of such funds and offerings for three years. We may withdraw or recover marketing funds and promotional offerings from you if you breach any terms of the Agreement. Upon notification of termination of the Agreement, marketing funds and promotional offerings will no longer be available for use by you, unless we specify otherwise in writing.

7.   PRODUCTION STATUS

     Each IBM Machine is manufactured from new parts, or new and used parts. In some cases, the IBM Machine may not be new and may have been previously installed. You agree to inform your Customer of these terms in writing (for example, in your proposal or brochure).

8.   PATENTS AND COPYRIGHTS

     For the purpose of this section only, the term Product includes Licensed Internal Code (if applicable).

     If a third party claims that a Product we provide under this Agreement infringes that party's patents or copyrights, we will defend you against that claim at our expense and pay all costs, damages, and attorneys' fees that a court finally awards, provided that you:

     1.  promptly notify us in writing of the claim; and

     2. allow us to control, and cooperate with us in, the defense and any related settlement negotiations.

     If you maintain an inventory, and such a claim is made or appears likely to be made about a Product in your inventory, you agree to permit us either to enable you to continue to market and use the Product, or to modify or replace it. If we determine that none of these alternatives is reasonably available, you agree to return the Product to us on our written request. We will then give you a credit, as we determine, which will be either 1) the price you paid us for the Product (less any price-reduction credit), or 2) the depreciated price.

     This is our entire obligation to you regarding any claim of infringement.

     CLAIMS FOR WHICH WE ARE NOT RESPONSIBLE

     We have no obligation regarding any claim based on any of the following:

     1.  anything you provide which is incorporated into a Product;

     2. your modification of a Product, or a Program's use in other than its specified operating environment;

     3. the combination, operation, or use of a Product with any Products not provided by us as a system, or the combination, operation, or use of a Product with any product, data, or apparatus that we did not provide; or

     4. Infringement by a non-IBM Product alone, as opposed to its combination with Products we provide to you as a system.

9.   LIABILITY

     Circumstances may arise where, because of a default or other liability, one of us is entitled to recover damages from the other. In each such instance, regardless of the basis on which damages can be claimed, the following terms apply as your exclusive remedy and our exclusive liability.

     OUR LIABILITY

     We are responsible only for:

     1.  payments referred to in the "Patents and Copyrights" section above;

     2. bodily injury (including death), and damage to real property and tangible personal property caused by our Products; and

     3. the amount of any other actual loss or damage, up to the greater of $100.000 or the charges (if recurring, 12 months' charges apply) for the Product that is the subject of the claim.

     ITEMS FOR WHICH WE ARE NOT LIABLE

     Under no circumstances (except as required by law) are we liable for any of the following:

     1. third-party claims against you for losses or damages (other than those under the first two items above in the subsection entitled 'Our Liability');

     2.  loss of, or damage to, your records or data; or

     3. special, incidental, or indirect damages, or for any economic consequential damages (including lost profits or savings) even if we are informed of their possibility.

     YOUR LIABILITY

     In addition to damages for which you are liable under law and the terms of this Agreement, you will indemnify us for claims made against us by others (particularly regarding statements, representations, or warranties not authorized by us) arising out of your conduct under this Agreement or as a result of your relations with anyone else.

10.  TRADEMARKS

     We will notify you in written guidelines of the IBM Business Partner title and emblem which you are authorized to use. You may not modify the emblem in any way. You may use our Trademarks (which include the title, emblem, IBM trade marks and service marks) only:

     1.  within the geographic scope of this Agreement;

     2.  in association with Products and Services we approve you to market; and

     3.  as described in the written guidelines provided to you.

     The royalty normally associated with non-exclusive use of the Trademarks will be waived, since the use of this asset is in conjunction with marketing activities for Products and Services.

     You agree to promptly modify any advertising or promotional materials that do not comply with our guidelines. If you receive any complaints about your use of a Trademark, you agree to promptly notify us. When this Agreement ends, you agree to promptly stop using our Trademarks. If you do not, you agree to pay any expenses and fees we incur in getting you to stop.

     You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

     Our Trademarks, and any goodwill resulting from your use of them, belong to us

11.  CHANGES TO THE AGREEMENT TERMS

     We may change the terms of this Agreement by giving you one month's written notice.

     We may, however, change the following terms without advance notice:

     1.  those we specify in this Agreement as not requiring advance notice;

     2.  those of the Exhibit unless otherwise limited by this Agreement; and

     3.  those relating to safety and security.

     Otherwise, for any other change to be valid, both of us must agree in writing. Changes are not retroactive. Additional or different terms in an order or other communication from you are void.

12.  INTERNAL USE PRODUCTS

     You may acquire Products you are approved to market for your internal use within your Business Partner operations. Except for personal computer Products, you are required to advise us when you order Products for your internal use.

     We will specify in your Exhibit the discount or price, as applicable, at which you may acquire the Products for internal use. Except for personal computer Products, such Products do not count toward 1) your minimum annual attainment 2) toward determination of your discount or price, as applicable or 3) for determining your marketing or promotional funds.

     Any value added enhancement or systems integration services otherwise required by your relationship is not applicable when you acquire Products for internal use. You must retain such Products for a minimum of 12 months, unless we specify otherwise in the Exhibit.

13.  DEMONSTRATION, DEVELOPMENT AND EVALUATION PRODUCTS

     You may acquire Products you are approved to market for demonstration, development and evaluation purposes, unless we specify otherwise in the Exhibit. Such Products must be used primarily in support of your Product marketing activities.

     We will specify in your Exhibit the Products we make available to you for such purposes, the applicable discount or price, and the maximum quantity of such Products you may acquire and the period they are to be retained. The maximum number of input/output devices you may acquire is the number supported by the system to which they attach.

     If you acquired the maximum quantity of Machines, you may still acquire a field upgrade, if available.

     We may decrease the discount we provide for such Products on one month's written notice.

     You may make these Products available to a Customer for the purpose of demonstration and evaluation. Such Products may be provided to an End User for no more than three months. For a Program, you agree to ensure the Customer has been advised of the requirement to accept the terms of a license agreement before using the Program.

14.  ELECTRONIC COMMUNICATIONS

     Each of us may communicate with the other by electronic means, and such communication is acceptable as a signed writing to the extent permissible under applicable law. Both of us agree that for all electronic communications, an identification code (called a 'user ID') contained in an electronic document h legally sufficient to verify the senders identity and the document's authenticity).

15.  GEOGRAPHIC SCOPE

     All the rights and obligations of both of us are valid only In the United States and Puerto Rico.

16.  GOVERNING LAW

     The laws of the State of New York govern this Agreement.

     The "United Nations Convention on Contracts for the International Sale of Goods" does not apply.

IBM BUSINESS PARTNER AGREEMENT
DISTRIBUTOR - SCHEDULE A

________________________________________________________________________________

These terms are in addition to those of the Business Partner Exhibits and prevail over them. We may change these terms by giving you written notice. These discount schedules apply to specific Products as identified in the IBM Business Partner Exhibit (Z125-5505). Unless otherwise stated in this Schedule, discount maximums and exceptions identified in the Business Partner Exhibit apply to products acquired under this Schedule. Those RS/6000, AS/400, Point of Sale, Network Integration, and Storage Products identified with an "A" in the DIST column of the Business Partner Exhibit are available to you at the discounts identified in this schedule.

1.   RS/6000 AND AS/400 DISCOUNT SCHEDULES

     A.   RS/6000 PRODUCTS
          ----------------

          1)   INCLUDED IN CATEGORY A OF THE BUSINESS PARTNER EXHIBIT.

               Annual Revenue     Discount Base
                     ***               ***
                     ***               ***
                     ***               ***
                     ***               ***

          Field Installed Features and Model Conversions are available at a *** discount.

          Includes Software and I/O.

          2)   NOT INCLUDED IN THE BUSINESS PARTNER EXHIBIT.

               . RS/6000 Machine Type 7020 Model 40P discount is *** (Reseller terms and conditions).

               . Distributors currently approved for the IBM RS/6000 are authorized to market the IBM 7586 Model 43P Industrial Computer to their Solution Providers.

                    7586 Model 43P is subject to standard Industrial Computer discounts. Contact an IBM representative for the applicable discounts. The following remarketer information applies for the 7586 Model 43P.

                    -- Inventory Adjustment Category:  2
                    -- Annual System Revenue Performance applies.
                    -- The product is a customer setup machine.
                    -- The product does not contain licensed internal code.

                    Please refer to IBM announcement letter, 595-104, dated 10/31/95, for complete terms and information on this product.


   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                    1 of 13

          .    7573 Model 001 and 7574 Model 001 Industrial Graphics Displays.

               These Products are eligible for the RS/6000 Products discount grid, listed in this Schedule, that applies to Category A Products of the Business Partner Exhibit. The following Remarketer information applies for these Products:

               -- Inventory Adjustment Category:  2
               -- Annual System Revenue Performance applies
               -- The Product is a customer setup machine.
               -- The Product does not contain licensed internal code.

     B.   AS/400 PRODUCTS
          ---------------

          1)   INCLUDED IN CATEGORY B OF THE BUSINESS PARTNER EXHIBIT

               Machine Type         Discount
               9401-P03                ***
               9402                    ***        (9402 Models 236 and 436 now
                                                  machine orders are available
                                                  at a *** discount.)
               9406                    ***

               . AS/400 Field Installed Features and Model Conversions for AS/400 Machine Types 9401 -P03/9402/9404/9406: ***

               .    AS/400 Software and I/O Products:  ***

                    -- Field Installed Features and Models Conversion for AS/400
                       I/O Products: ***

          2)   NOT INCLUDED IN THE BUSINESS PARTNER EXHIBIT.

               9401-150    ***

               The following Business Partner Exhibit terms apply to the 9401 Model 150:

               .    MES orders are eligible for a *** discount.
               .    Licensed Internal Code (LIC) = Yes.
               .    Inventory Adjustment Category (IAC) = 4
               .    Customer Set-up (CSU) machine
               .    Business Partner Exhibit AS/400 Development/Demonstration
                    terms apply.


   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                    2 of 13

               The following IPLA licensed software is available for the AS/400 Advanced Entry 9401 Model 150 at a *** Distributor discount. Permission to copy is not granted for this software.


               Program
               Number      Description
               5649-AF1    Advanced Function Print Utility for AS/400
               5649-A07    IBM Network Station Manager for AS/400
               5649-A08    IBM Network Station Browser
               5649-A09    IBM Network Station Support for Java
               5649-CB1    Integrated Language Environment COBOL for AS/400
               5649-CF1    Point-of-Sale Communications Utility for AS/400
               5649-CL3    Application Development ToolSet Client/Server for AS/400
               5649-CX2    Integrated Language Environment C for AS/400
               5649-DCT    Language Dictionaries for AS/400
               5649-EP1    AS/400 Advanced Entry 9401 Model 150 BasePak Software
               5649-NLV    Secondary Languages for licensed programs
               5649-PD1    Application Program Driver for AS/400
               5649-PWA    Application Dictionary Services for OS/400 (#2212)
               5649-PWB    Application Development Manager for OS/400 (#2213)
               5649-PW1    Application Development ToolSet for AS/400
               5649-RD1    Report/Data Archive and Retrieval System for AS/400 (#2294)
               5649-RG1    Integrated Language Environment RPG for AS/400
               5649-SB1    PSF/400 20-45 IPM Feature (#2291)
               5649-SC1    Enhanced Integration for Novell NetWare (#2246)
               5649-SD1    Enhanced Integration for Lotus Notes (#2256)
               5649-TBE    IBM Connection Program for OS/400 for UNIX (2) Environments
               5649-WP1    OfficeVision (R) for AS/400

     C.   EXCEPTIONS
          ----------

          The following exclusions and maximums apply and prevail over the Discount Schedules above:

          CATEGORY A
          ----------

          The discount for RS/6000 Machine Type 7248 (all models), as well as Model Conversions for Machine Type 7248, is ***.

          CATEGORY A1 - Architecture and Engineering Series Programs and
          -----------
          CAD/CAM Programs

               The following Licensed Programs are available at a *** discount:

               5696-054     5696-055     5696-057     5799-AES
               5696 060     5696-601     5697-166

          CATEGORY B1
          -----------

          The following Licensed Programs are available at a *** discount:

               5696-024     5696-025     5696-026     5696-027
               5696-029     5696-030     5696-034     5733-056

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                    3 of 13

          The following Licensed Programs are available at a *** discount:

               5696-006

          The following Licensed Programs are available at a *** discount:

               5620-ABL

          CATEGORY G1
          -----------

               7526 discount = ***

          CATEGORY G2
          -----------

               3172-003 discount = ***

          CATEGORY K4
          -----------

               All Products discount = ***

          CATEGORY M
          ----------

          The following Licensed Programs are available at a *** discount:

               5696-238     5696-347     5765-532     5765-533
               5765-534     5765-537     5765-538     5765-540

          The following Licensed Programs are available at a *** discount:

               5696-108     5765-316

          The following Licensed Programs are available at a *** discount:

               5765-191     5765-192     5765-193     5765-263     5765-337
               5765-338     5765-339     5765-340     5765-341     5765-342
               5765-347     5765-348     5765-440     5765-441     5765-442
               5765-443     5765-605     5765-606     5765-607

          The following Licensed Programs are available at a *** discount:

               5697-BKP     5697-EMN     5697-JSC     5697-NVW
               5697-PMN     5697-SWD     5765-527

          CATEGORY O
          ----------

          The following Licensed Programs are available at a *** discount:

               5621-425     5696-865

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                    4 of 13

               CATEGORY X
               ----------

               Products included in this category are available for marketing by both AS/400 and RS/6000 Remarketers.

               The 5621-159 is available at a *** discount.

          D.   IBM UNINTERRUPTIBLE POWER SUPPLY (UPS)
               --------------------------------------

               1)   Discount Schedule for UPS Products.

                    CATEGORY  MACHINE TYPE        MODEL       ELIGIBLE DISCOUNT
                       K5        9910              B$$*              ***
                                                   E$$*              ***
                                                   U$$*              ***
                                             B30, B50, EP5           ***
                                             EP8, E80, U33           ***

                    MES orders for Machines in this Category are not eligible for a discount.
                    * Except for models specifically listed at a different
                      discount.

               2)   Discount Schedule for all other UPS Products:

                         KVA CAPACITY        DISTRIBUTOR DISCOUNT

                             < 3 KVA                  ***
                          3 < 18 KVA                  ***
                          = > 18 KVA          Quoted on request.

     2.   IBM STORAGE PRODUCTS

          Products included in categories S1 and S3 of the Business Partner Exhibit may be marketed by Solution Providers and Resellers independent of the standard Value-Added Enhancement requirement.

          WHEN APPROVED FOR THESE STORAGE PRODUCTS, YOU ARE ALSO APPROVED FOR ASSOCIATED RS/6000 AND AS/400 FEATURES REQUIRED TO ATTACH THESE STORAGE PRODUCTS TO RS/6000 OR AS/400 PROCESSORS AT THE DISCOUNT ASSOCIATED WITH THESE PROCESSOR FEATURES.

               Category S1      3995                   = ***
               Category S1      All Other Products     = ***
               Category S2(1)   All Products           = ***
               Category S3      All Products           = ***
               Category S5      7015 ROO               = ***
               Category S6      All Products           = ***
               Category SS      Those products indicated as eligible for a
                                Distributor discount in the Business Partner
                                Exhibit are eligible for a *** discount.

          MES orders for IBM Storage Products are eligible for the same discount as the base machine, unless otherwise indicated.

          (1) The 3590 Model C12 is not eligible for Distributor Schedule A discounting and will receive only the standard Business Partner Exhibit discount.

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                    5 of 13

     3.   IBM POINT OF SALE PRODUCTS

          A.   Included in Category K of the Business Partner Exhibit:

               POS TERMINALS
               -------------

               Machine Type               Discount

               4610                          ***
               4612-L01                      ***
               4612-P01                      ***
               4612-C01                      ***
               4612-D01                      ***

          B.   Included in Category C and C1 of the Business Partner Exhibit:
               4693                          ***
               4694                          ***
               4695                          ***
               IBM Licensed Programs /(1)/   ***

          (1)  Unless indicated in Category C as not eligible for discount.

          C.   Included in Category C2 of the Business Partner Exhibit:

          IBM LICENSED PROGRAMS
          ---------------------

          Product
          Number      Description                                  Discount

          5696-539    IBM Retail Application                         ***
          5799-FPR    Advanced Payment Sys. for Chain Drug Sales     ***
          5799-FRN    Advanced Payment Sys. for Stand Beside Env.    ***
          5799-QPD    Advanced Payment Sys. for Supermarket          ***
          5799-QNR    Advanced Payment Sys. for General Sales        ***

          D.   Not included in the Business Partner Exhibit:  4614(2)

               (2)  Contact IBM to obtain prices.

                    INVENTORY ADJUSTMENT CATEGORY 1 APPLIES (NO RETURNS).

                    NORTH AMERICAN DISTRIBUTOR ATTACHMENT APPLIES.

                    Requirements for SureOne (4614)

                    . Only orders for full shipping container (336 units) can be placed with IBM. A minimum order quantity of one (1) shipping container is required.

                    . A minimum inventory of one container (336 units) of 4614s must be held by the Distributor.

                    . Withdrawn SureOne Products: Three months after IBM announces withdrawal of a SureOne Product IBM, will accept as returns up to the quantity of the withdrawn

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                    6 of 13
                    product sold by the Distributor during the three-month period immediately preceding the announcement of withdrawal.

     4.   IBM NETWORK INTEGRATION PRODUCTS

          Products included in this section have unique certification requirements. Please contact your IBM representative for details. Products included in this section are available at the discounts described below. MES orders for installed features and model conversions are available at the same discount as the base machine type/model it is ordered for installation on.

          CATEGORY D

                                          Eligible
               Type/Model                 Discount

               8210                          ***
               8235/140                      ***
               8250                          ***
               8260                          ***
               8273                          ***
               8274                          ***
               8281                          ***
               8285/00B                      ***
               8285/00P                      ***

               6611/120                      ***
               6611/125                      ***
               6611/145                      ***
               6611/175                      ***

               2210                          ***
               2216                          ***
               2218 - 1$$ and 3$$ models     ***
               2218 - 0$$ models             ***
               9741/001                      ***

          CATEGORY D1

          Licensed Programs included in Category D1 are available at a *** discount with the following exceptions:

               5648-016                      ***
               5697-B67                      ***
               5697-B68                      ***
               5697-B69                      ***
               5697-B70                      ***
               5697-C10                      ***
               5697-C11                      ***
               5697-C13                      ***
               5697-C14                      ***
               5765-368                      ***

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                    7 of 13

     5.   DISTRIBUTOR DEMONSTRATION SYSTEM

          Distributors may acquire the following quantities of Demonstration System Products each 12-month period during their contract duration for use in supporting, recruiting, and training their Solution Providers and Resellers.

          Demonstration Products are made available to the Distributor at the Development System Discounts specified In the Business Partner Exhibit.

          The retention period for RS/6000 Demonstration Systems acquired by Distributors is now six months from the original date of installation. The 9076 RS/6000 SP will remain at twelve months from the date of installation.

          All other Demonstration Products must be retained by the Distributor for a minimum of twelve months from the date of installation.

          Refer to the Distributor Attachment for additional terms.

          Product                                 Quantity Available
          -------                                 ------------------
          RS/6000 Processors                             ***
          POWERparallel Processors (9076)                ***
          AS/400 Processors                              ***
          -      9401/P03                                ***
          *      Network Integration Products            ***
          *      Point of Sale Products                  ***
          **     Storage Products                        ***
          ***    RS/6000 and System/390                  ***  per calendar year at a *** discount
                 Server-on-Board (R/390)

          PC SERVER SYSTEM/390 (P/390):
          -----------------------------

          For a P/390 Development or Demonstration System, the PC Server hardware portion is available at a discount through the IBM PC Server Seed Program. The IBM Intel software is available at a *** discount as a member of BESTeam. The S/390 Microprocessor Complex and IBM 96MB MEA are available at a *** discount, and the S/390 software is available at a *** discount.

          * Distributors may acquire the quantities indicated for each machine type. In addition to approved Network Integration Distributors, Network Integration Products are available to IBM RS/6000, AS/400, and Point of Sale Distributors as complementary products to a development, demonstration, or internal-use system unit purchase. The quantity limitations stated above apply to all Network Integration Products acquired for development, demonstration, or internal use.
          ** Distributors may acquire up to 10 of the Products they are approved to market in these Categories.
          *** Distributors may acquire up to five R/390 machines each calendar year for each Solution Provider at a *** discount.

          Distributors may acquire Development System Products for each of their Solution Providers and Resellers at the same quantities and discounts identified in the Business Partner Exhibit as available for Solution Providers and Resellers each calendar year.

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                    8 of 13

          Distributors may acquire Products from the Associated Categories in those quantities that IBM has indicated is the maximum number of these Products that will attach to their Demonstration System Processor Type.

     6.   FEDERAL DISCOUNTS

          Distributors authorized to market the RS/6000 Network Integration Products to Solution Providers may acquire Products for installation in a Federal End User account under the following discount schedules. Project Discounts identified in the Business Partner Exhibit may also be available for Federal End User installations. Distributor specific revenue commitments and discounts are identified in the individual Distributor's Profile. Please contact your IBM representative for details.

          A.   DISTRIBUTOR FEDERAL DISCOUNT SCHEDULE
               -------------------------------------

               1)   RS/6000 PRODUCTS
                    ----------------
                                                           Discounts
                    Annual System
                    Revenue Performance*             Hardware      Software
                               ***                     ***            ***
                               ***                     ***            ***
                               ***                     ***            ***
                               ***                     ***            ***

                    * This discount schedule is based on a single RS/6000 revenue commitment for Products acquired for both federal and commercial installations .

                    a) Unless otherwise stated, Products in Category A on the Business Partner Exhibit (Z125-5505) are eligible for the hardware discounts above for new machine orders. Field installed features and model upgrades for hardware Products are available at a *** discount.

                    b) Some Products listed in the Network Integration Products Federal Discount Schedule below may also be eligible RS/6000 Products. Those Products may be acquired at the discounts listed below by IBM Authorized Distributors approved to market RS/6000 Products to Solution Providers.

                    c) Unless otherwise stated, all other Products are available at the standard Distributor/Business Partner published discounts.

                    Note:  Please review Discount Exceptions in item 3 below.

               2)   NETWORK INTEGRATION PRODUCTS FEDERAL DISCOUNT SCHEDULE
                    ------------------------------------------------------

                                   Machine Type        Description                                  Discount
                    Category D      6611               Network Processor - Model 12x                  ***
                                    8260               Multiprotocol Intelligent Switching Hub        ***
                                    9741               High Speed Inverse Multiplexor                 ***
                                    2210               Nways Multiprotocol Router                     ***
                                    2217               Nways Multiprotocol Concentrator               ***
                    Category D1     5648-016           Multiprotocol Network Program                  ***
                    Category K1     9309               Rack Enclosure Expansion Unit                  ***
                    Category K2     3299               Multiplexer Hub                                ***

    *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                    9 of 13

                    a) Products specifically listed above are eligible for discounts listed above when sold to Federal End Users.

                    b) Unless otherwise stated, additional Network Integration Products are eligible to IBM Business Partners approved to market Network Integration Products are available at standard Distributor/Business Partner published discounts.

                         NOTE:  PLEASE REVIEW DISCOUNT EXCEPTIONS IN ITEM 3
                                BELOW.

               3)   DISCOUNT EXCEPTIONS
                    -------------------

                    The following RS/6000 and Network Integration Products are available to eligible IBM Distributors at the discounts stated below.

                    Business Partner Exhibit Category A Products available at a *** discount:

                    5621-027
                    5765-083

                    Business Partner Exhibit IBM Storage Products (Category S2):
                    3494 = ***
                    3590 = ***

     7.   IBM WORKSTATION SOFTWARE PRODUCTS

          Selected IBM Licensed Programs currently available via the terms and conditions of the IBM International Software Remarketer Agreement are available directly from IBM only to those Distributors approved for RS/6000, Network Integration, or Storage.

          These Programs are identified in the IBM Business Partner Agreement Remarketer Workstation Software Eligible Program List (Z121-1003).

          These Programs are available to eligible Distributors at a *** percent higher discount than indicated in the Solution Provider version of the IBM Remarketer Business Partner Agreement Software Eligible Program List (Z121-1003). The Distributor version of the IBM SPA Remarketer Workstation Software Eligible Program List (Z121-1003) already reflects the *** percent higher Distributor discount.

          For more information, please refer to IBM Announcement Letter 596-065.

     8. IBM RS/6000 AND SYSTEM/390 SERVER-ON-BOARD (R/390), AND IBM PC SERVER SYSTEM/390 (P/390)

          Distributors currently approved for the IBM RS/6000, who meet the additional approval requirements, may be authorized to market IBM RS/6000 and System/390 Server-on-Board (R/390) Products, and IBM PC Server System/390 (P/390) Products.

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                   10 of 13

          A. The following R/390 and P/390 products are available at a single remarketer price. Please contact your IBM marketing representative for pricing information.

                    RPQ 8P1863:  9662-001 S/390 Microprocessor Complex for
                                 R/390
                    RPQ 8P1864:  9662-001 96MB Memory Expansion Adapter
                    RPQ 8P1880: 9662-001 S/390 Microprocessor Complex for P/390 9662-005(1) S/390 Parallel Channel Adapter
                    9662-128(1)  P/390 PCI Card with 128MB Memory
                    9662-032(1)  P/390 PCI Card with 32MB Memory

                    (1)  Customer Set-up machines.

               .    Inventory Adjustment Category = 2.
               .    Aggregation toward Minimum Renewal Criteria applies.
               .    These products require installation by IBM.
               .    These products contain Licensed Internal Code.
               .    Development/Demonstration information is in Section 5 of
                    this Schedule.

               Note: Only those S390 Microprocessor Complexes and IBM 96MB Memory Expansion Adapters not yet integrated into the specified RS/6000 or PC Server are eligible for return.

          B. When approved for the R/390 or P/390, Distributors and their Solution Providers are also approved for the IBM Licensed Programs included in the Business Partner Exhibit Category E2. The IBM Entry End-User/390 License (ESL) version of a Program is available to Distributors. The ESL version of a Program is available at a ***. discount for remarketing or a *** discount for development/demonstration installation. Where there is no ESL version of a Program available, Distributors may acquire the Program under one of the following applicable pricing options:

               . The lowest applicable, graduated Basic one-time charge . Any other applicable, use-based one-time charge
               .  The Basic one-time charge

               These options are available at the highest associated discount as specified in the Business Partner Exhibit.

               Distributors and Solution Providers may only market the IBM Licensed Programs included in Category E2 when they are also marketing the R/390 o P/390.

               ESL versions of IBM Licensed Programs may not be redesignated to a processor not included in the IBM Customer Agreement-License, Attachment for IBM Entry End-User/390 License (Z125-5439). This Attachment must be executed prior to providing an end user with a license, or a Distributor or Solution Provider with a development or demonstration license. The end-user, Distributor, or Solution Provider must have signed the IBM Customer Agreement (Z125-4575) or IBM Customer Agreement-License (Z125-4593) prior to acquiring a Licensed Program.

     9.   IBM PRODUCT SUPPORT SERVICES OFFERINGS TABLE

          Service offerings that Business Partners may be authorized to sell for a fee or discount are listed in the Business Partner Exhibit. Service offerings in the Business Partner Exhibit for which Distributors may be eligible for a Distributor discount are listing in this section.

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                   11 of 13

     A.   PRODUCT SERVICES
          HARDWARE PRODUCT SERVICES
          MAINTENANCE SERVICES

                                   Closed Contract Fee (1)
          9254-X01                         MMMC  ***
          9254-X02                         CSO   ***
          9254-X03                         MRSO  ***

          Hardware Product Services Legend

          MMMC   - Minimum Monthly Maintenance Charge
          CSO    - Corporate Service Option
          MRSO   - Mid-Range System Option

     B.   IT ENVIRONMENT & INFRASTRUCTURE SERVICES

          UNINTERRUPTIBLE POWER SYSTEMS (UPS)

                                 Remarketing Discount
          9257-X01                 LT 3KVA       ***
          9257-X02                 3 to 14.9KVA  ***
          9257-X03                 GT 14.9KVA    ***

     C.   BACKUP AND RECOVERY

          BUSINESS RECOVERY SERVICES

                    HOTSITE RECOVERY SERVICES, BUSINESS RESUMPTION SERVICES, END-USER SPACE

                                      Closed Contract Fee
          9257-X04 New                          ***
          9257-X05 Renewal                      ***
          9257-X06 Anniversary                  ***

          NOTES:

          (1) Fees may be earned for Maintenance Service on IBM machines marketed to end users when installed with the Business Partner's Value-Added Enhancement, regardless of Auto-MA and other agreements or administrative processes under which IBM might place the machines under services coverage. When a machine is installed with the Business Partner's Value-Added Enhancement, the Business Partner may earn fees on other IBM machines not installed by the Business Partner, provided Auto-MA and other agreements or administrative processes are not in place for services coverage. A Business Partner does not have to install its Value-Added Enhancement to earn fees on non-IBM machines.

               Business Partners are not eligible for fee payment for:

               . Service when the same Service associated with the same machine was terminated by the end user within the prior six months.
               . Service revenue increases resulting from upgrades to a machine already under the Service when the serial number does not change.

   *CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION

                                   12 of 13

               . Service revenue increases on machines already under the Service when migrating to the Extended Maintenance Option
                    (EMO), extending an existing EMO, or renewing an EMO at termination.
               . Service for Equipment within IBM, IBM wholly owned subsidiaries, or IBM joint ventures.

                                   13 of 13